UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10405

Alpine Series Trust

(Exact name of registrant as specified in charter)

2500 Westchester Avenue, Suite 215

Purchase, New York 10577

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel A. Lieber Alpine Woods Capital Investors, LLC 2500 Westchester Avenue, Suite 215 Purchase, New York 10577	Rose DiMartino Attorney at Law Willkie Farr & Gallagher 787 7th Avenue, 40th Floor New York, New York 10019

Registrant’s telephone number, including area code: (914) 251-0880

Date of fiscal year end: October 31

Date of reporting period: November 1, 2015 - October 31, 2016

Item 1:  Shareholder Report

Alpine

EQUITY & INCOME FUNDS

Alpine Dynamic Dividend Fund
Institutional Class (ADVDX)
Class A (ADAVX)

Alpine Rising Dividend Fund
Institutional Class (AADDX)
Class A (AAADX)

Alpine Financial Services Fund
Institutional Class (ADFSX)
Class A (ADAFX)

Alpine Small Cap Fund
Institutional Class (ADINX)
Class A (ADIAX)

Alpine Ultra Short Municipal Income Fund
Institutional Class (ATOIX)
Class A (ATOAX)

Alpine High Yield Managed Duration Municipal Fund
Institutional Class (AHYMX)
Class A (AAHMX)

October 31,

2016

Annual Report

Additional Alpine Funds are offered in the Alpine Equity Trust. These Funds include:

Alpine International Real Estate Equity Fund	Alpine Emerging Markets Real Estate Fund
Alpine Realty Income & Growth Fund	Alpine Global Infrastructure Fund
Alpine Global Realty Growth & Income Fund

Alpine’s Real Estate Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing in funds of the Alpine Equity Trust. The statutory and summary prospectuses contain this and other important information about the investment company, and it may be obtained by calling 1-888-785-5578, or visiting www.alpinefunds.com. Read it carefully before investing.

Mutual fund investing involves risk. Principal loss is possible.

Alpine’s Investment Outlook

Dear Shareholders:

The fiscal year ended October 31, 2016 showed many of characteristics typical of an extended period of economic transition, as reflected through the capital markets. Uncertainty whether the slow growth, low inflation world economy would begin to trend toward growth or descend to deflation has made business cautious about spending for expansion. It has tempered even limited action by the Federal Reserve to normalize interest rates over the past few years. Thus, the collapse of commodity prices early in the year and Britain’s “Brexit” vote significantly influenced short term capital market trends during the year, but then markets returned to trend.

SEA CHANGE

However, after the fiscal year, we experienced a dramatic sea change in the aftermath of the U.S. presidential election of 2016, which for better or for worse, has created the prospect for a significant reshuffling of expectations. Initially, the markets have to rely upon campaign rhetoric, which may be unrealistic in terms of future enactment or execution of new policies. That said, we have adjusted our investment framework from the expectation of lower interest rates and slower growth for longer periods of time to the possibility of moderately stronger growth and a stronger dollar with higher interest rates due to potentially higher future domestic inflation. For reasons we will discuss in the following paragraphs, we believe this can be positive for the stock market, negative for bonds and positive for the U.S. dollar over the next six to eighteen months, albeit, with likely heightened bouts of volatility. Over time, as the process of negotiating the implications and feasibility of these new policies unfolds, the impact on market direction will be more precise. Longer term, the risk of significantly higher interest rates might have a negative impact on both capital markets and the economy. However, for now, one does not have to pay the piper to play, as the positive headline of reform outweighs the possible pain of change.

President-elect Trump actually lost the popular vote by 46.2% to Secretary Clinton’s 48.1%, yet he has made it very clear that he is going to push his agenda as if he has a mandate for change. We see proposed cabinet members who in many cases share his view and also share his lack of governmental experience. We believe that the President-elect sees this as providing a fresh perspective from which to restructure the various cabinet level departments ranging from education, labor, energy, Housing and Urban Development (HUD), Health and Human Services (HHS), the Environmental Protection Agency (EPA), transportation, among others. In a fundamental sense, he is seeking a potential structural reform of government processes and regulations which have shaped our daily lives for the past 30-50 years. While this could have profound consequences, both positive and negative, we believe the scale and scope of these departments of government will require a long learning curve for many of the inexperienced cabinet bosses, which suggests that any potential reform might take years to enact. Nonetheless, we believe that potential structural adjustments to our economy may have very long lasting effects which are not at this time understood.

“FISCAL STIMULUS”

What is very clear to investors is that the ongoing gradual cyclical recovery from the Great Financial Collapse of 2008-2009 has the potential to be jumpstarted by the first meaningful fiscal stimulus since 2009, as Republican alignment promises the end of political gridlock between the Executive and Congress, enabling fiscal spending to grow again. Specifically, via tax cuts, focused primarily on corporations based on their domestic/international production and sales activities appears to be a major form of implementing the stimulus. In essence, this is intended to support domestic production and inhibit off-shore production, which is then sold into the U.S. While this structural shift in taxation is designed to promote growth in new productive capacity, it is very much a federal fiscal redistribution of taxes, which will have an uncertain impact on job growth. In effect, by lowering domestic tax rates from the high of 38% to potentially around 20%, many smaller U.S. companies should experience growth in after-tax earnings of between 20-25% by 2018. Other possible offsets may scale back perhaps 5-10% of these potential gains for some companies. However, multi-national companies with significant earnings in manufacturing abroad may not be as fortunate as they may already be paying very low tax rates. That is why estimates for the average U.S. corporate tax rate is around 23% as opposed to the aforementioned 38% rate. So overall, various estimates of earnings for the S&P 500® Index is for between 8-15%.

The net effect is that the stock market may start to revalue many companies with a higher current price/earnings ratio in anticipation of the following calendar year than they do currently. This could be very positive for not only longer term earnings and dividend payout ratios, but share prices as well. However, there will likely be losers as well as winners. Companies which have been able to use a multinational structure to shelter much of their taxable income may be disadvantaged. That said, those companies with significant retained earnings abroad may be able to bring cash back at a reduced tax rate, which might be redeployed in job creating or shareholder friendly ways, such as expenditures on plant and equipment, special dividends and perhaps even share buybacks. Thus, the new tax regime for corporations could have a positive impact for many companies. Companies optimized for the existing array of tax deductions, which might be eliminated or modified may have to restructure their business model, potentially leading to significant changes in how they use debt and equity in their capital structure.

“RISING INTEREST RATES”

While we have experienced 35 years of falling interest rates since Paul Volker led the Federal Reserve in breaking the back of inflationary expectations, it has been three and a half years since Ben Bernanke began warning the market that he would taper the quantitative easing program, which supported asset prices in recent years. Ironically, it was financial assets and financially sensitive stocks that benefited most from such easing and yet it also sustained fears of a deflationary spiral as the natural buyers of many of these financial instruments (such as bonds, loans, utility and real estate investment trust (REIT) stocks) chased the spiraling yields downward, effectively reducing their expected returns. Indeed, this has created a serious problem for very long term investors, such as pension funds and insurance companies, even though interest rates have only just begun to rise in the U.S. The prospects for another Fed Funds increase in December and possibly two or three in 2017 seem to be partly baked into market expectations. Although possible, longer term rate hikes are not.

“SPECTER OF INFLATION”

If the majority of Mr. Trump’s tax plan becomes reality, we would expect to see already historically low levels of unemployment gradually lead to rising wages by 2018, and if the fiscal stimulus is further boosted by significant infrastructure spending which could start to flow by then, the potential for an inflationary surge into 2019 is possible. Needless to say, we will monitor such impacts, but it remains a fundamental concern that the markets may price in a return to longer term inflation if budget deficits continue to grow or accelerate to the downside. As we said at the beginning, we have experienced a sea change in expectations of how our government is run. We do not know how developed President-elect Trump’s thinking is on major matters of state or how they might evolve with experience. However, we do know that his fundamental business model encourages affiliates or associates to design and manage operations. Coordination will be key as large decentralized organizations can be tripped up by the complexities of managing an enterprise, which is anything but an island in the world. Trade policies which encourage ties that bind, such as the North American Free Trade Agreement (NAFTA), lead to mutual investment and support, whereas punitive barriers to trade may lead to retaliation or unilateral alliances which bypass our economy. Such scenarios could interrupt the free flow of goods, services and investment capital upon which our economy, indeed the global economy, is primarily based. If this happens, we believe it would undo much of the positive benefit President-elect Trump seeks from his structural reforms. Thus, we believe that the markets will be watching his tweets on pins and needles, creating a potentially volatile environment over the near to medium term until long term policies become clarified. Even though the social, civil and even cultural impact of a Trump presidency may be in question for roughly half of the population, it appears that the short term economic program could jumpstart the American economy, which might even speed up the global recovery some eight years after the greatest recession of our lifetime.

“FOCUS ON FUNDAMENTALS”

The U.S. equity market has rebounded strongly post-election in anticipation of this possibility, despite uncertainty of its ultimate shape, but markets will adapt to new information as it becomes available over the following quarters. Another notable aspect of these potential tax and structural changes is that the market focus has shifted from macro-prudential (Central Bank) policy, which stimulated momentum investments and indeed has refocused on basic measures of business performance, profitability and growth at a reasonable price. As our investment approach is rooted in fundamentals, such as cash flow, replacement cost, and value creation through return on invested capital, Alpine is very pleased to see this change. We believe this may favor our investment methodology, which has historically led us to manage our funds with high active share as opposed to closely following indices.

We believe that our funds are well adapted to the current environment and we will continue to address them as economic and business conditions require. Thank you for your support and interest.

Sincerely,

Samuel A. Lieber

President

Past performance is not a guarantee of future results. The specific market, sector or investment conditions that contribute to a Fund’s performance may not be replicated in future periods.

Mutual fund investing involves risk. Principal loss is possible. Please refer to individual letters for risks specific to that Fund.

This letter and the letters that follow represent the opinions of the Funds’ management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of results, or investment advice.

Disclosures and Definitions

Please refer to the Schedule of Portfolio Investments for each Fund’s holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

The Funds’ monthly distributions may consist of net investment income, net realized capital gains and/or a return of capital. If a distribution includes anything other than net investment income, the Funds will provide a notice of the best estimate of its distribution sources when distributed, which will be posted on the Funds’ website: www.alpinefunds.com, or can be obtained by calling 1-800-617-7616. We estimate that 9.8% of the distributions Alpine Dynamic Dividend Fund paid were through a return of capital. The other Funds in the Alpine Series Trust and the Income Trust did not pay any distributions during the fiscal annual period ending October 31, 2016 through a return of capital. A return of capital distribution does not necessarily reflect the Funds’ performance and should not be confused with “yield” or “income.” Final determination of the Federal income tax characteristics of distributions paid during the calendar year will be provided on U.S. Form 1099-DIV, which will be mailed to shareholders. Please consult your tax advisor for further information.

All investments involve risk. Principal loss is possible. A small portion of the S&P 500 yield may include return of capital; the 10-year Treasury yield does not include return of capital; Corporate bonds and High Yield Bonds generally do not have return of capital; a portion of the dividend paid by REITs and REIT preferred stock may be deemed a return of capital for tax purposes in the event the company pays a dividend greater than its taxable income. A stock may trade with more or less liquidity than a bond depending on the number of shares and bonds outstanding, the size of the company, and the demand for the securities. The REIT and REIT preferred stock market are smaller than the broader equity and bond markets and often trade with less liquidity than these markets depending upon the size of the individual issue and the demand of the securities. Treasury notes are guaranteed by the U.S. Government and thus they are considered to be safer than other asset classes. Tax features of a Treasury Note, Corporate bond, Stock, High Yield bond, REITs and REIT preferred stock may vary based on an individual circumstances. Consult a tax professional for additional information. Neither the Fund nor any of its representatives may give tax advice.

Investors should consult their tax advisor for information concerning their particular situation.

Standard & Poor’s Financial Services LLC (S&P) is a financial services company, a division of McGraw Hill Financial that publishes financial research and analysis on stocks and bonds. S&P is considered one of the Big Three credit-rating agencies, which also include Moody’s Investor Service and Fitch Ratings.

Ratings reflect the higher of the ratings of Standards & Poor’s Corporation; Moody’s Investors Service, Inc. or Fitch, Inc. Ratings are relative, subjective and not absolute standards of quality, represent the opinions of the independent Nationally Recognized Statistical Rating Organizations (NRSRO), and are adjusted to the Standards and Poors scale shown. Ratings are measured using a scale that typically ranges from AAA (highest) to D (lowest). The security’s credit rating does not eliminate risk. Additional information on ratings methodologies are available by visiting the NRSRO websites; www.standardandpoors.com, www.moodys.com, and www.fitchratings.com. S&P incorporates a broad number of credit areas of each entity/municipality when assigning a bond rating to an entity’s debt instrument, including: (a) financial position, which encompasses liquidity metrics, cash reserves, non-liquid assets, liabilities, and other financial metrics; (b) debt position, which includes long and short-term bonded debt and other privately-placed notes/bonds, leases and other off-balance sheet liabilities; (c) pension and Other Post-Employment Benefits (OPEB); (d) socio-economic indices; and (e) the aptitude and sophistication of management.

Earnings Growth and EPS Growth are not measures of the Funds’ future performance.

Diversification does not assure a profit or protect against loss in a declining market.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

Definitions

Active Share is a measure of the percentage of stock holdings in a manager’s portfolio that differ from the benchmark index.

Alpha – A measure of performance vs. a benchmark on a risk-adjusted basis. A positive alpha of 1.0 means the portfolio has outperformed its benchmark index by 1%. Correspondingly, a similar negative alpha would indicate an underperformance of 1%.

Basis Point is a value equaling one one-hundredth of a percent (1/100 of 1%).

Disclosures and Definitions (Continued)

Bloomberg Barclays Municipal Bond: High Yield (non-Investment Grade) Index is the Muni High Yield component of the Barclays Municipal Bond Index. The Barclays Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market.

Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index is a total return benchmark of BAA3 ratings or better designed to measure returns for tax exempt assets.

BVAL AAA Benchmark Yield Curve is derived from the estimated yields for bonds with the highest possible ratings in the muni market. The highest rating for Moody’s is Aaa, while S&P and Fitch are both AAA

BVAL Muni Benchmark 10 Year Index is the baseline curve for BVAL tax-exempt munis at the ten year spot on the curve. It is populated with high quality U.S. municipal bonds with an average rating of AAA from Moody’s and S&P. The yield curve is built using non-parametric fit of market data obtained from the Municipal Securities Rulemaking Board, new issues calendars and other proprietary contributed prices.

BVAL Muni Benchmark 1T Index is the baseline curve for BVAL tax-exempt munis at the one year spot on the curve. It is populated with high quality U.S. municipal bonds with an average rating of AAA from Moody’s and S&P. The yield curve is built using non-parametric fit of market data obtained from the Municipal Securities Rulemaking Board, new issues calendars and other proprietary contributed prices.

BVAL Muni Benchmark 6M Index is the baseline curve for BVAL tax-exempt munis at the six month spot on the curve. It is populated with high quality U.S. municipal bonds with an average rating of AAA from Moody’s and S&P. The yield curve is built using non-parametric fit of market data obtained from the Municipal Securities Rulemaking Board, new issues calendars and other proprietary contributed prices.

Chicago Board Options Exchange SPX Volatility Index (VIX Index) reflects a market estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of strikes.

Distribution Yield is calculated by taking the most recent distribution, annualizing it, and dividing by the NAV of the Fund at the period end.

Duration is a commonly used measure of the potential volatility of the price of a debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Effective Duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

Fed Funds Rate in the U.S. is the interest rate at which depository institutions lend reserve balances to other depository institutions overnight on an uncollateralized basis.

Free cash flow is a measure of financial performance calculated as operating cash flow minus capital expenditures. Free cash flow (FCF) represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base. Free cash flow is important because it allows a company to pursue opportunities that enhance shareholder value.

Free Cash Flow Yield (FCFY) is an indicator that compares free cash flow and market cap. It is a representation of the income (free cash flow) created by an investment. A yield of 12 percent means that a company is generating 12 percent of its Market Capitalization in free cash flow yearly.

Ibovespa Index is a total return index weighted by traded volume and is comprised of the most liquid stocks traded on the Sao Paulo Stock Exchange.

The Institute of Supply Management (ISM) Manufacturing Purchasing Managers Index (PMI) Report on Business is based on data compiled from monthly replies to questions asked of purchasing and supply executives in over 400 industrial companies.

KBW Nasdaq Bank Index is designed to track the performance of the leading banks and thrifts that are publicly-traded in the U.S. The Index includes 24 banking stocks representing the large U.S. national money centers, regional banks and thrift institutions.

Markit Eurozone Manufacturing PMI measures the performance of the manufacturing sector and is derived from a survey of 600 industrial companies.

MSCI All Country World Index is a total return, free-float adjusted market capitalization weighted index that captures large and mid-cap representation across 24 Developed and 21 Emerging Markets countries. With 2,483 constituents, the index covers approximately 85% of the global investable equity opportunity set. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe.

Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

NASDAQ Financial 100 Total Return Index is a total return index that includes 100 of the largest domestic and international financial securities listed on The NASDAQ Stock Market based on market capitalization. They include companies classified according to the Industry Classification Benchmark as Financials, which are included within the NASDAQ Bank, NASDAQ Insurance, and NASDAQ Other Finance Indexes.

Net asset value (NAV) is the value of an entity’s assets minus the value of its liabilities, often in relation to open-end or mutual funds, since shares of such funds registered with the U.S. Securities and Exchange Commission are redeemed at their net asset value.

Price/Earnings Ratio (P/E) is a valuation ratio of a company’s current share price compared to its per-share earnings. Normalized earnings—earnings metric that shows you want earnings look like smoothed out in the long run, taking into account the cyclical changes in an economy or stock.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2000 Financial Services Index serves as a benchmark for all financial services sector small cap stocks in the US specifically those with the Russell 2000® Index.

Source: FTSE Russell Indexes. “FTSE®”, “Russell®”, “MTS®”, “FTSE TMX®” and “FTSE Russell” and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under license.

S&P 500® Index is a total return, float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. Total return indexes include reinvestments of all dividends.

S&P 500® Utilities Index comprises those companies included in the S&P 500® that are classified as members of the GICS utilities sector.

S&P 500® Telecommunications Services Index comprises those companies included in the S&P 500® that are classified as members of the GICS telecommunications services sector.

S&P Municipal Bond Short Intermediate Index consists of bonds in the S&P Municipal Bond Index with a min maturity of 1 year and a max of 8 years.

The S&P 500® Index, S&P Biotechnology Index, S&P 500® Telecommunications Services Index, S&P 500® Utilities Index and the S&P Municipal Bond Short Intermediate Index (the “Indices”) are products of S&P Dow Jones Indices LLC and have been licensed for use by Alpine Woods Capital Investors, LLC. Copyright © 2015 by S&P Dow Jones Indices LLC. All rights reserved. Redistribution or reproductions in whole or in part are prohibited without written the permission of S&P Dow Jones Indices LLC. S&P Dow Jones Indices LLC, its affiliates, and third party licensors make no representation or warranty, express or implied, with respect to the Index and none of such parties shall have any liability for any errors, omissions, or interruptions in the Index or the data included therein.

Tangible book value is what an investor would expect to receive if the company liquidated all of its assets. For example, the tangible book value of company “XYZ” would be the liquidation value of all of its assets combined if they were valued on the accounting books today, including all land, capital, inventory, etc.

U.S. Revenue BVAL BBB Benchmark Yield Curve is derived from the estimated yields for bonds rated in the BBB range. For Moody’s, this range includes ratings of Baa1, Baa2, and Baa3. For S&P, this includes ratings of BBB+, BBB, and BBB-.

Weighted Average Maturity is the average time it takes for securities in a portfolio to mature, weighted in proportion to the dollar amount that is invested in the portfolio. Weighted average maturity (WAM) measures the sensitivity of fixed-income portfolios to interest rate changes. Portfolios with longer WAMs are more sensitive to changes in interest rates because the longer a bond is held, the greater the opportunity for interest rates to move up or down and affect the performance of the bonds in the portfolio.

An investor cannot invest directly in an index.

Equity Manager Reports

Alpine Dynamic Dividend Fund

Alpine Rising Dividend Fund

Alpine Financial Services Fund

Alpine Small Cap Fund

Alpine Dynamic Dividend Fund

Comparative Annualized Returns as of 10/31/16 (Unaudited)
	1 Year	3 Years	5 Years	10 Years	Since Inception(1)
Alpine Dynamic Dividend Fund — Institutional Class	0.18%	3.90%	6.52%	-0.14%	4.35%
Alpine Dynamic Dividend Fund — Class A (Without Load)	-0.06%	3.65%	N/A	N/A	7.33%
Alpine Dynamic Dividend Fund — Class A (With Load)	-5.63%	1.71%	N/A	N/A	6.09%
MSCI All Country World Index	2.05%	3.21%	8.03%	3.78%	6.75%
Lipper Global Equity Income Funds Average(2)	1.83%	2.07%	6.71%	2.90%	6.12%
Lipper Global Equity Income Funds Ranking(2)	117/170	23/145	53/94	41/41	32/32
Gross Expense Ratio (Institutional Class): 1.27%(3)
Net Expense Ratio (Institutional Class): 1.27%(3)
Gross Expense Ratio (Class A): 1.52%(3)
Net Expense Ratio (Class A): 1.52%(3)

(1)	Institutional Class shares commenced on September 22, 2003 and Class A shares commenced on December 30, 2011. Returns for indices are since September 22, 2003.
(2)	The since inception return represents the period beginning September 25, 2003 (Institutional Class only).
(3)	As disclosed in the prospectus dated February 29, 2016 as supplemented April 4, 2016.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.50%. Performance for the Class A shares without sales charges does not reflect this load.

MSCI All Country World Index is a total return, free-float adjusted market capitalization weighted index that captures large- and mid-cap representation across 24 developed and 21 emerging markets countries. With 2,483 constituents, the index covers approximately 85% of the global investable equity opportunity set. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. (Source: MSCI.) MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. The Lipper Global Equity Income Funds Average is an average of funds that by prospectus language and portfolio practice seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying securities of domestic and foreign companies. The highest rank is 1 and the lowest is based on the total number of funds ranked in the category. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Lipper Global Equity Income Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Global Equity Income Funds Average reflects fees charged by the underlying funds. The performance for the Alpine Dynamic Dividend Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus (as supplemented). The Alpine Dynamic Dividend Fund has a contractual expense waiver that continues through April 1, 2017. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

Alpine Dynamic Dividend Fund (Continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)
1.	Apple, Inc.	1.83%
2.	CVS Health Corp.	1.49%
3.	CMS Energy Corp.	1.48%
4.	NextEra Energy, Inc.	1.40%
5.	American Tower Corp.	1.36%
6.	Svenska Cellulosa AB SCA-B Shares	1.35%
7.	Banco Bilbao Vizcaya Argentaria SA	1.33%
8.	Ferrovial SA	1.30%
9.	The Home Depot, Inc.	1.24%
10.	B/E Aerospace, Inc.	1.19%

*	Portfolio Distributions percentages are based on total net investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings sector distributions are as of 10/31/16 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $1,000,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $1,000,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine Dynamic Dividend Fund (Continued)

Commentary

Dear Shareholders:

For the fiscal year ended October 31, 2016, the Alpine Dynamic Dividend Fund generated a total return of 0.18% versus its benchmark, the MSCI All Country World Index, which had a total return of 2.05%. All returns include reinvestment of all distributions. The Fund distributed $0.24 per share during the period. All references in this letter to the Fund’s performance relate to the Fund’s Institutional Class.

PERFORMANCE DRIVERS

Global equities staged an impressive, albeit modest rally during the 12-month period ended October 31, 2016, climbing the proverbial “wall of worry.” It was far from a smooth ride, however, with the S&P 500® Index down 11% in the first 6 weeks of calendar year 2016 as concerns of a U.S. recession combined with a softening of macroeconomic indicators overseas. After recovering from this setback, global stocks faced a new challenge with the surprising outcome of the “Brexit” referendum, in which citizens of the United Kingdom voted in favor of leaving the European Union. While this also led to a brief panic-inspired selloff, investors once again generally shifted from risk aversion to risk seeking behavior as central banks banded together across the world to drive down interest rates and provide liquidity. While the volatility subsided, with the Chicago Board Options Exchange Volatility Index (VIX) declining from a peak of 28 in February to a trough of 11 in August 2016, investors were quite selective in where they chose to direct their funds. Stocks of regulated utilities and telecom services companies, known as “bond proxies” because their high dividend yields attract investors seeking income, performed quite well, with the S&P 500 Utilities Index up 17.11% and the S&P 500 Telecom Services Index up 10.75% for the 12-month period. Money flowed freely into emerging market stocks as well, with the Ibovespa Brasil Sau Paulo Stock Exchange Index up 71.85% in U.S. dollar terms, fueled in part by the prospect of a political regime change as a result of the impeachment of President Dilma Rousseff. Across the Atlantic, Europe struggled amidst fears that Brexit-inspired political change may put further pressure on the cohesion of the European Union. The MSCI Europe Index consequently declined by 6.68% in U.S. dollar terms.

On a sector basis, information technology, utilities and industrials had the greatest positive effect on the absolute total return of the Fund. The health care, financials, and consumer discretionary sectors had the greatest negative effect on the absolute performance of the Fund. On a relative basis, the utilities sector generated the largest outperformance versus the MSCI All Country World Index, followed by real estate and information technology sectors. The consumer discretionary, financials, and consumer staples sectors were the worst relative performers during the period.

PORTFOLIO ANALYSIS

The top five contributors to the Fund’s performance for the fiscal year ending October 31, 2016 based on contribution to total return were Rumo Logistica Operadora Multimodal S.A., Cosan Logistica S.A., Broadcom Ltd., Applied Materials, and Four Corners Property Trust.

•	Rumo Logistica Operadora Mulitimodal (“Rumo”) SA is a railway concession operator in Brazil. The stock outperformed after it raised $2.6 billion Reals ($705 million USD) through an equity stock offering. This allowed the company to significantly reduce its leverage and alleviate liquidity concerns, leading to a significant rerating of the stock.

•	Cosan Logistica is a holding company whose sole asset is shares of Rumo (see above), hence the shares correlate strongly with Rumo. The stock currently trades at a significant discount to its net asset value.

•	Semiconductor manufacturer Broadcom Ltd. continued to impress investors, realizing its synergy targets ahead of schedule following the first full quarter after the Avago/Broadcom merger. The company also benefited from significantly increased dollar content in the recently launched iPhone 7, which benefited from competitor Samsung’s Galaxy Note 7 challenges.

•	Applied Materials, which supplies wafer fabrication equipment to the semiconductor industry, benefited from a surge in orders for equipment used to build logic semiconductors, dynamic random-access memory (DRAM) devices, and NAND flash memory. The company is especially well positioned for the shift towards higher resolution, thinner, less power consuming, foldable, stretchable displays in smartphones.

•	Four Corners Property Trust is a real estate investment trust (“REIT”) that was formed in a tax-free spin-off from restaurant owner and operator Darden Restaurants in November 2015. The portfolio consists of over 25% of Darden’s 1,500, restaurants with brands including Olive Garden and Longhorn Steakhouse, the vast majority of which are leased to Darden. The company paid a special dividend of $8.12 per share in January 2016 as part of the REIT conversion process whereby a company must distribute all earnings and profits accumulated prior to achieving REIT status. The stock performed well as investors were attracted to its high quality portfolio with one of the highest internal growth rates across the net lease sector.

Alpine Dynamic Dividend Fund (Continued)

The bottom five contributors to the Fund’s performance for the fiscal year ending October 31, 2016 based on contribution to total return were The Williams Companies, Adani Ports & Special Economic Zone Ltd., Nokia Oyj, ITV plc, and Teva Pharmaceutical Industries.

•	The Williams Companies is a midstream company with an extensive network of natural gas and natural gas liquids infrastructure. The company’s underlying fundamentals deteriorated due to declining olefin fiber margins and the financial distress of a key customer, Chesapeake Energy, which suffered from its exposure to declining natural gas prices. Investors also soured on the merger between Energy Transfer Equity and Williams, implying that the low price paid for Williams suggested a bearish statement regarding midstream valuations. The Fund has since exited the position.

•	Adani Ports and Special Economic Zone Ltd. (“Adani Ports”) is an Indian port operator. The stock underperformed as investors became concerned with the company’s corporate governance and leverage, with an increase in loans to other Adani companies. Fundamentally, port volumes at Adani Ports continue to be strong relative to other global port operators. The Fund no longer has a position in the stock.

•	Nokia Oyj is a Finnish manufacturer of network equipment to telecom operators. The stock under-performed as the outlook for the communications service provider market worsened, particularly in mobile infrastructure, as large Long Term Evolution (LTE) rollouts slowed down. Investors were also concerned by the unexpected departure of the company’s well respected chief financial officer. The company has continued to execute well as it integrates Alcatel-Lucent, but the macro environment will likely remain challenging into 2017.

•	ITV is a media company located in the United Kingdom. The company owns a commercial television network and develops content for use on its and others’ channels. ITV’s stock underperformed due largely to a combination of the “Brexit” vote and a decline in advertising revenue. The latter is arguably an industry trend as firms are shifting their advertising budgets away from television towards other venues such as video and the internet. The Fund has since exited the position

•	Teva Pharmaceutical is the world’s largest generic drug manufacturer and has a branded pharmaceutical business. The company underperformed for two reasons in 2016. First, generic drug sales softened in 2016 due to consolidation of drug purchasing organizations and increased rates of generic drug approvals at the FDA, putting pressure on generic drug prices. Second, Teva’s U.S. multiple sclerosis franchise was hit the second half of 2016, as the company failed to fend off patent challenges on their new 40mg formulation of Copaxone.

We have hedged a portion of our currency exposures to the Euro, the Japanese Yen and the British Pound. We have also used leverage at times both in the execution of the strategy of the Fund and to help manage net outflows during the fiscal year.

SUMMARY & OUTLOOK

As we look towards the balance of 2016, we see reasons for cautious optimism. While President-elect Donald Trump is arguably a controversial figure, Republican control of both branches of Congress could secure him a mandate to deliver on his market-friendly economic proposals of cutting taxes, reducing non-entitlement and non-military spending, and increasing military and infrastructure spending. And the backdrop leading into Trump’s inauguration is tilting in a positive direction. After five consecutive quarters of year-on-year earnings declines, the S&P 500 posted a year-over-year increase in earnings for the third quarter of 2016. In addition, the ISM Manufacturing PMI has spent 7 out of the last 8 months above 50, suggesting increased economic activity.

Europe also appears to be on the mend with the Markit Eurozone Manufacturing PMI remaining comfortably above 50 for all of calendar 2015 and 2016 through October 31st. Macroeconomic data suggest that the U.K.’s decision to leave the European Union is at least at the outset having less of an impact on European economies than was first feared. Even so, it is early days with the Pound down over 18% versus the U.S. dollar from June highs to October 2016 lows, and this deterioration in buying power is likely to be revealed in the months ahead. In late 2016, Italy will have a vote on constitutional reform. In 2017, France, the Netherlands and Germany will hold elections. Each event has the potential to dramatically alter the course of the “European project.”

The Asia-Pacific region has been more mixed. China continues to juggle the competing demands of economic rebalancing and a growth slowdown. The Japanese economy continues to chug along and the Bank of Japan’s decision to normalize the yield curve as part of their ongoing quantitative easing policy has had an arguably positive impact on sentiment in the region.

Finally, Brazil’s stock market is having a banner year as investors look forward to the potential for meaningful political change. While there there are still numerous headwinds, with fiscal deficits and lingering inflation concerns, investor confidence appears to have increased.

Beyond the macroeconomic environment, the Fund continues to emphasize its focus on high quality companies with strong balance sheets and a willingness to reward shareholders with dividends.

Sincerely,

Brian Hennessey

Joshua E. Duitz

Portfolio Managers

Alpine Dynamic Dividend Fund (Continued)

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole.

Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following:

Credit Risk – Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Dividend Strategy Risk – There is no guarantee that the issuers of the stocks held by the fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The fund’s emphasis on dividend-paying stocks could cause the fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign and Emerging Market Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund. The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates. The Fund may enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. Although this method attempts to protect the value of the Fund’s portfolio securities against a decline in the value of a currency, it does not eliminate fluctuations in the underlying prices of the securities and while such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

Alpine Dynamic Dividend Fund (Continued)

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs and secondary offerings on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Liquidity Risk – Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Qualified Dividend Tax Risk – Favorable U.S. federal tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Swaps Risk – Swap agreements are derivative instruments that can be individually negotiated and structured to address exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The Fund also may enter into swaptions, which are options to enter into a swap agreement. Since these transactions generally do not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swap agreements and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap agreement or swaption, in which case the Fund may not receive the net amount of payments that the Fund contractually is entitled to receive.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Please refer to pages 3-5 for other important disclosures and definitions.

Alpine Rising Dividend Fund(1)

Comparative Annualized Returns as of 10/31/16 (Unaudited)
	1 Year	3 Years	5 Years	Since Inception(2)
Alpine Rising Dividend Fund — Institutional Class	1.86%	5.31%	10.36%	11.12%
Alpine Rising Dividend Fund — Class A (Without Load)	1.59%	5.08%	N/A	10.29%
Alpine Rising Dividend Fund — Class A (With Load)	-4.02%	3.12%	N/A	9.01%
S&P 500® Index	4.51%	8.84%	13.57%	12.24%
Dow Jones Industrial Average	5.49%	7.91%	11.50%	11.20%
Lipper Equity Income Funds Average(3)	4.70%	5.66%	10.55%	11.58%
Lipper Equity Income Funds Ranking(3)	400/508	261/434	187/312	169/252
Gross Expense Ratio (Institutional Class): 1.94%(4)
Net Expense Ratio (Institutional Class): 1.26%(4)
Gross Expense Ratio (Class A): 2.19%(4)
Net Expense Ratio (Class A): 1.51%(4)

(1)	Effective September 9, 2015 the Fund’s name was changed from the Alpine Accelerating Dividend Fund to Alpine Rising Dividend Fund.
(2)	Institutional Class shares commenced on November 5, 2008 and Class A shares commenced on December 30, 2011. Returns for indices are since November 5, 2008.
(3)	The since inception data represents the period beginning November 6, 2008 (Institutional Class only).
(4)	As disclosed in the prospectus dated February 29, 2016 as supplemented April 4, 2016.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.50%. Performance for the Class A shares without sales charges does not reflect this load.

S&P 500® Index is a total return, float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. Total return indexes include reinvestments of all dividends. The Dow Jones Industrial Average is a price-weighted average of 30 blue chip stocks that are generally the leaders in their industry. Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. The Lipper Equity Income Funds Average is an average of funds that seek relatively high current income and income growth through investing 60% or more of their respective portfolios in equities. The highest rank is 1 and the lowest is based on the total number of funds ranked in the category. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P 500® Index, the Dow Jones Industrial Average, and the Lipper Equity Income Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Equity Income Funds Average reflects fees charged by the underlying funds. The performance for the Alpine Rising Dividend Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus (as supplemented). The Alpine Rising Dividend Fund has a contractual expense waiver that continues through April 1, 2017. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

Alpine Rising Dividend Fund (Continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)
1.	Apple, Inc.	2.65%
2.	Pfizer, Inc.	2.22%
3.	CVS Health Corp.	1.97%
4.	Johnson & Johnson	1.97%
5.	Raytheon Co.	1.92%
6.	Microsoft Corp.	1.82%
7.	The Hartford Financial Services Group, Inc.	1.75%
8.	JPMorgan Chase & Co.	1.70%
9.	Amgen, Inc.	1.65%
10.	Walgreens Boots Alliance, Inc.	1.64%

*	Portfolio Distributions percentages are based on total net investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings sector distributions are as of 10/31/16 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $1,000,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $1,000,000 investment in the Fund versus a similar investment in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine Rising Dividend Fund (Continued)

Commentary

Dear Shareholders:

For the twelve months ended October 31, 2016, the Alpine Rising Dividend Fund generated a total return of 1.86% compared to the S&P 500® Index total return of 4.51% for the same period. The Fund distributed $0.526 per share during the fiscal year. All references in this letter to the Fund’s performance relate to the performance of the Fund’s Institutional Class.

PERFORMANCE DRIVERS

After a difficult start to the fiscal year, during which time the S&P 500 declined more than 12% from October 31, 2015 to the February 11, 2016 trough, markets regained their footing and rallied, nearly uninterrupted, into fiscal year end. The one brief sell-off during the fiscal year came at the end of June in the wake of the surprising outcome of the “Brexit” referendum, in which citizens UK voted in favor of leaving the European Union. The sell-off was short-lived, however, and the market resumed its upward climb only days after the vote. In the face of unprecedented central bank accommodation, government bond yields decreased (and thus prices increased) across the globe, and dipped into negative territory in Japan and much of continental Europe. In the U.S., the yield on 10-year Treasury bond declined from 2.14% on October 31, 2015 to 1.83% on October 31, 2016, and reached as low as 1.36% in the aftermath of Brexit.

On a sector basis, information technology, industrials, and utilities had the largest positive impact on the absolute performance of the Fund. The health care, materials, and consumer discretionary sectors had the largest negative impact. On a relative basis, industrials, telecommunication services, and utilities generated the largest outperformance versus the S&P 500, while consumer staples, health care, and materials were the worst relative performers.

PORTFOLIO ANALYSIS

The top five contributors to the Fund’s performance during the twelve months ended October 31, 2016, based on contribution to total return were Applied Materials, Qualcomm, CBS, Raytheon, and Johnson & Johnson.

•	Shares of Applied Materials benefitted from better earnings and orders for its wafer fab equipment, as its semiconductor customers competed to produce chips with the latest technology and China began ramping up its domestic chip manufacturing industry. In addition, the company enjoyed strong orders in its display segment as mobile phone manufacturers transition to OLED screens for the next generation handsets.

•	Early signs of better than expected sales of Apple’s latest iPhone, success in negotiating licensing deals with Chinese handset manufacturers, and the announced acquisition of NXP Semiconductors drove the outperformance of Qualcomm shares.

•	Defense contractor Raytheon was a positive contributor as its steady growth and bookings from new international contracts helped the shares in a period of heightened geo-political tensions around the globe.

•	CBS Corp. contributed positively to the Fund as advertising revenues performed better than expected and its programming strength continued. The Company also named its long-time CEO, Les Moonves, to the additional role of Chairman, settling a long speculated transition from founder Sumner Redstone.

•	Diversified healthcare company Johnson & Johnson was also a positive contributor to the Fund for the period as a good earnings report and full year outlook for the company drove the shares.

Gilead Sciences, Western Digital, Prudential Financial, Teva Pharmaceutical Industries, and Citigroup had the largest adverse impact on the performance of the Fund over the fiscal year.

•	Gilead reported results that were slightly disappointing as pricing competition negatively impacted sales of its largest selling drug franchise that treats the hepatitis C virus (HCV). We believe the shares have overreacted to the downside, offer a compelling value, and continue to hold them in the Fund.

•	Shares of disk drive maker Western Digital suffered due to a weak PC market, a withdrawn investment of $3.8 billion from Unisplendour of China, and the perception that the price it paid in the acquisition of rival SanDisk was too high. We sold our entire position later in the fiscal year.

•	Prudential Financial results suffered from a continuously low interest rate environment. We grew increasingly concerned that a turnaround in its results was farther off than we had hoped and the shares were subsequently sold in their entirety.

Alpine Rising Dividend Fund (Continued)

•	Shares of Teva Pharmaceutical Industries sold off given the ill-timed and over-priced acquisition of Allergan’s generic drug franchise and negative legal developments related to its Copaxone multiple sclerosis franchise. We felt these fears became increasingly warranted through the year and difficult to overcome for the stock so we sold our position later in the fiscal year.

•	Citigroup shares sold off in the early part of the calendar year after offering disappointing expense guidance for 2016 and concerns related to its above average energy sector and emerging markets exposures. We think Citigroup shares offer good value at these price levels and that these concerns are more than reflected in the current share price and continue to hold them.

SUMMARY & OUTLOOK

The fiscal year ended much the way it began, with investors once again anticipating a rate hike from the Federal Reserve. In December 2015, the Fed raised its target funds rate for the first time since the onset of the financial crisis. While there were numerous “head fakes” during the course of 2016 when it appeared that the Fed would act a second time, the market is now pricing in a more than an 85% probability that the Fed raises rates another 25 basis points at the December 2016 meeting with further hikes on the table in 2017. The first hike in 2015, in combination with weak economic data in China and plunging crude oil prices, sent global equity markets into a sharp sell-off. Although history is unlikely to repeat itself exactly, we are positioning the Fund to help navigate choppy markets should subsequent rate hikes usher in another period of increased volatility. Additionally, markets must also contend with the prospect of tapering in Europe as the European Central Banks’s latest quantitative easing program nears its planned end in March 2017. Market valuation measures that have returned to near cycle highs in spite of lackluster earnings growth is also a reason for concern.

While we continue to be prudently cautious, we believe opportunities will continue to present themselves to purchase stocks of companies with a history and consistency of raising their dividends, as we believe these companies have the potential to outperform through a market cycle. We aim to make these stocks with a record of continuous dividend increases the foundation of the Fund.

Sincerely,

Andrew Kohl
Mark Spellman
Portfolio Managers

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole.

Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following:

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Dividend Strategy Risk – There is no guarantee that the issuers of the stocks held by the fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The fund’s emphasis on dividend-paying stocks could cause the fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience losses during these periods.

Alpine Rising Dividend Fund (Continued)

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

Foreign Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory, or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund. The risks of foreign investments are heightened when investing in issuers of emerging market countries.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks. Although the Fund will not concentrate its investments in any one industry or industry group, it may, like many growth funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs and secondary offerings on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Liquidity Risk – Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro Capitalization Company Risk – Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small or medium capitalization companies.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Alpine Rising Dividend Fund (Continued)

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Please refer to pages 3-5 for other important disclosures and definitions.

Alpine Financial Services Fund

Comparative Annualized Returns as of 10/31/16 (Unaudited)
	1 Year	3 Years	5 Years	10 Years	Since Inception(1)
Alpine Financial Services Fund — Institutional Class	5.97%	4.72%	14.32%	5.95%	7.27%
Alpine Financial Services Fund — Class A (Without Load)	5.72%	4.45%	N/A	N/A	15.34%
Alpine Financial Services Fund — Class A (With Load)	-0.09%	2.51%	N/A	N/A	14.00%
Russell 2000® Financial Services Index	8.26%	8.18%	14.58%	3.73%	5.08%
KBW Nasdaq Bank Index	5.00%	7.31%	15.57%	-1.86%	-0.19%
NASDAQ Financial 100 Total Return Index	6.30%	8.34%	14.78%	3.49%	4.13%
Lipper Financial Services Funds Average(2)	3.25%	5.95%	13.15%	0.56%	1.81%
Lipper Financial Services Funds Ranking(2)	25/88	49/75	28/69	3/56	2/48
Gross Expense Ratio (Institutional Class): 2.07%(3)
Net Expense Ratio (Institutional Class): 1.50%(3)
Gross Expense Ratio (Class A): 2.32%(3)
Net Expense Ratio (Class A): 1.75%(3)

(1)	Institutional Class shares commenced on November 1, 2005 and Class A shares commenced on December 30, 2011. Returns for indices are since November 1, 2005.
(2)	The since inception data represents the period beginning November 1, 2005 (Institutional Class only).
(3)	As disclosed in the prospectus dated February 29, 2016 as supplemented April 4, 2016.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.50%. Performance for the Class A shares without sales charges does not reflect this load.

Russell 2000® Financial Services Index serves as a benchmark for all financial services sector small cap stocks in the U.S., specifically those with the Russell 2000® Index. KBW Nasdaq Bank Index is designed to track the performance of the leading banks and thrifts that are publicly-traded in the U.S. The Index includes 24 banking stocks representing the large U.S. national money centers, regional banks and thrift institutions. NASDAQ Financial 100 Total Return Index is a total return index that includes 100 of the largest domestic and international financial securities listed on The NASDAQ Stock Market based on market capitalization. They include companies classified according to the Industry Classification Benchmark as Financials, which are included within the NASDAQ Bank, NASDAQ Insurance, and NASDAQ Other Finance Indexes. S&P 500® Index is a total return, float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. Total return indexes include reinvestments of all dividends. Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. The Lipper Financial Services Funds Average is an average of funds whose primary objective is to invest primarily in equity securities of companies engaged in providing financial services. The highest rank is 1 and the lowest is based on the total number of funds ranked in the category. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Russell 2000® Financial Services Index, KBW Nasdaq Bank Index, the NASDAQ Financial 100 Total Return Index, the S&P 500® Index and the Lipper Financial Services Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Financial Services Fund Average reflects fees charged by the underlying funds. The performance for the Alpine Financial Services Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus (as supplemented). The Alpine Financial Services Fund has a contractual expense waiver that continues through April 1, 2017. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

The Fund’s past performance benefitted significantly from Initial Public Offerings (“IPOs”) and Secondary Offerings of certain issuers, and there is no assurance that the Fund can replicate this performance in the future or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

Alpine Financial Services Fund (Continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)
1.	Citizens Financial Group, Inc.	2.27%
2.	Bank of America Corp.	2.13%
3.	KeyCorp	2.03%
4.	United Community Banks, Inc.	2.01%
5.	OceanFirst Financial Corp.	1.86%
6.	First Merchants Corp.	1.82%
7.	Bryn Mawr Bank Corp.	1.80%
8.	The Blackstone Group LP	1.80%
9.	American International Group, Inc.	1.77%
10.	FCB Financial Holdings, Inc.- Class A	1.74%

*	Portfolio Distributions percentages are based on total net investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings sector distributions are as of 10/31/16 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $1,000,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $1,000,000 investment in the Fund versus a similar investment in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine Financial Services Fund (Continued)

Commentary

Dear Shareholders:

The Alpine Financial Services Fund generated a 5.97% total return for the fiscal year ended October 31, 2016. This compares to the Fund’s benchmarks that showed total returns of 8.26% for the Russell 2000® Financial Services Index, 5.00% for the KBW Bank Index, and 6.30% for the NASDAQ Financial 100 Total Return Index during the same period. All references in this letter to the Fund’s performance relate to the performance for the Fund’s Institutional Class.

YEAR IN REVIEW

The fiscal year ended October 31, 2016 was a challenging period for the financials sector. Investors had to contend with the first rate hike by the Federal Reserve since the onset of the financial crisis, plunging crude oil prices, aggressive monetary policy actions by the Bank of Japan and European Central Bank, the surprising outcome of the “Brexit” referendum, in which citizens of the United Kingdom voted in favor of leaving the European Union, and the run-up to the U.S. presidential election.

In December 2015, The Federal Reserve (Fed) raised its target rate by 0.25%, ushering in a new tightening cycle for the first time since the 2004-2006 cycle. Despite the beneficial impact of higher rates on banks’ net interest margin, the financial sector actually peaked on the day of the Fed meeting. Together with a string of weak economic data from China and plunging crude oil prices, the Fed rate hike created fear of a global slowdown or possible recession. Banks with above average exposure to energy lending, were particularly hard hit during the ensuing sell off that reached its bottom for the fiscal year in February, 2016.

In the Spring, shares of companies in the financials sector began rallying off the lows as crude oil rebounded and global growth prospects stabilized until the surprising outcome of the Brexit vote at the end of June. The Brexit-induced sell-off in stock markets was sharp but short lived, as a decrease in government bond yields (and thus an increase in prices) in the aftermath of the vote reignited risk taking and the so-called “search for yield” in equities. Government bond yields in many European countries and in Japan reached unprecedented negative levels, leaving investors with little choice but to invest in equities.

As the Fall approached, investors once again turned their attention to the Fed and began worrying about a December rate hike. In addition, the upcoming U.S. presidential election injected some volatility into the market as a stream of shocking headlines swung sentiment back and forth between Mrs. Clinton and Mr. Trump. Ultimately, the surprising election of Donald Trump as the 45th President of the United States sparked a rally few people could have predicted. Bank stocks were the main beneficiary, as investors began pricing in a combination of lower taxes, higher interest rates, and the potential for less onerous regulation.

PORTFOLIO ANALYSIS

The top five stocks contributing to the Fund’s performance during the twelve months ended October 31, 2016 were Resource America, Bank of America, KeyCorp, PJT Partners, and EverBank Financial.

•	The Fund opportunistically purchased shares of Resource America, an alternative asset manager, near the end of December 2015 after a more than 50% sell-off from the end of October. The company’s stock fell out of favor with investors as sales of its investment products were expected to be adversely impacted by the recently released fiduciary standards rule promulgated by the U.S. Department of Labor. Shortly after the Fund bought the stock, famed hedge fund investor Leon Cooperman disclosed a nearly 13% stake in the company via a Form 13D filing with the U.S. Securities and Exchange Commission. Subsequently, the company announced it would review its strategic alternatives, a process that culminated in a sale of the company at a favorable price.

•	The Fund purchased shares of Bank of America in the immediate aftermath of Brexit, which created an attractive buying opportunity. Subsequently, Bank of America reported strong second and third quarter results that propelled the stock price of the company higher. The bank appears to be well positioned to benefit from higher interest rates should the Federal Reserve continue raising rates at future Federal Open Market Committee meetings.

•	KeyCorp stock languished after announcing the acquisition of First Niagara at the end of 2015. The Fund began accumulating shares of KeyCorp in March 2016, as we felt that investors were overly penalizing the bank for tangible book value dilution created in the merger. The shares have staged a strong turnaround since the February lows as management displays increasing conviction about potential cost synergies of the deal and reported solid third quarter results.

Alpine Financial Services Fund (Continued)

•	The Fund purchased shares of PJT Partners in the wake of the Andrew Casperson scandal that created an attractive entry point given our view that the financial and reputational damage to the firm would be limited. In additional, we believe PJT Partners is a unique growth story in the independent financial advisory market with a strong mix of businesses.

•	Florida-based EverBank Financial announced an agreement to be acquired by TIAA for $19.50 per share in cash, a 25% premium to the price before rumors of a deal began circulating.

The five largest detractors from the Fund’s performance during the twelve months ended October 31, 2016 were Mitsubishi UFJ Financial Group, LPL Financial Holdings, Lazard, Mizuho Financial Group, and Sumitomo Mitsui Financial Group.

•	Three of the five largest detractors from the Fund’s performance were Japanese mega-banks: Mitsubishi UFJ Financial Group, Mizuho Financial Group, and Sumitomo Mitsui Financial Group. All three banks suffered a sharp sell-off from the middle of November 2015 to the middle of February 2016. The catalyst for the sell-off was the Bank of Japan’s (BOJ) surprise decision to implement a negative interest rate policy framework in an effort to jumpstart the economy and raise inflation expectations. The market had been expecting the BOJ to embark on more quantitative easing as opposed to taking interest rates into negative territory. The earnings outlook for Japanese banks took a hit as a result of the BOJ’s actions.

•	Shares of LPL Financial Holdings, an independent broker-dealer for retail investors, suffered a sell-off triggered by its high financial leverage, the expected adverse impact of the U.S. Department of Labor’s fiduciary standards rule to the company as compared to its competitors, and leverage to higher interest rates. In addition, a disappointing fourth quarter report in February 2016 reinforced the negative sentiment around the company’s stock.

•	Lazard, an independent financial advisory firm, saw its shares come under pressure early in the year as its asset management segment’s large exposure to emerging markets equities was perceived as a negative by investors. The surprise result of the Brexit vote in June created additional pressure for the stock as investors expected a slowdown in mergers and acquisitions in the aftermath of the referendum.

We have hedged a portion of our currency exposures to the Euro, Japanese Yen, and British Pound in an effort to reduce our net currency exposure.

SUMMARY & OUTLOOK

The election of Mr. Donald Trump as the 45th President of the United States has led to a dramatic rally in bank stocks to start the current fiscal year. While we appreciate the potential levers to higher earnings as a result of some of Mr. Trump’s economic proposals, we cannot help but view the rally with a certain degree of skepticism. Mr. Trump has pledged to dismantle the Dodd-Frank Wall Street Reform and Consumer Protection Act and relax regulation on smaller banks. He has promised to cut the corporate tax rate. His plans to boost infrastructure and defense spending have been perceived by the market as inflationary, which has led to a significant widening of the yield curve and increased the odds of a more aggressive Fed tightening cycle. All of these things should be beneficial to bank earnings. Many are also favorable for non-bank financials like asset managers and life insurers.

Still, Mr. Trump’s proposals must make their way through both houses of Congress before becoming law. In addition, his populist campaign promises to renegotiate trade deals, implement tariffs, curtail immigration, and deport millions of illegal aliens could spark a global recession in a worst case scenario. At the moment, the market appears to be pricing in the good from his proposals, but little of the risk, in our view. With this in mind, we are positioning the fund conservatively. We have built up cash levels somewhat as we trim the biggest winners from the post-election rally, and we are focused on identifying and investing in financial equities with stock specific catalysts, such as mergers and acquisitions, cost reductions, capital return, above average growth, or turnaround potential.

Sincerely,

Andrew Kohl
Portfolio Manager

Alpine Financial Services Fund (Continued)

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole.

Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following:

Concentration Risk – The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Financial Services Industry Concentration Risk – The Fund is subject to the risk of concentrating investments in financial services companies, which makes it more susceptible to factors adversely affecting issuers within that industry than would a fund investing in a more diversified portfolio of securities. Economic downturns, credit losses, and severe price competition can negatively affect this industry. The profitability of financial services companies is dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Financial services companies are also subject to extensive government regulation. The impact of recent legislation on any individual company or on the industry as a whole cannot be predicted.

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

Foreign Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory, or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund. The risks of foreign investments are heightened when investing in issuers of emerging market countries.

Alpine Financial Services Fund (Continued)

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs and secondary offerings on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Liquidity Risk – Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro Capitalization Company Risk – Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small or medium capitalization companies.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Please refer to pages 3-5 for other important disclosures and definitions.

Alpine Small Cap Fund(1)

Comparative Annualized Returns as of 10/31/16 (Unaudited)
	1 Year	3 Years	5 Years	10 Years	Since Inception(2)
Alpine Small Cap Fund — Institutional Class	7.73%	3.70%	8.68%	4.97%	5.13%
Alpine Small Cap Fund — Class A (Without Load)	7.47%	3.43%	N/A	N/A	9.37%
Alpine Small Cap Fund — Class A (With Load)	1.55%	1.49%	N/A	N/A	8.10%
Russell 2000® Index	4.11%	4.12%	11.51%	5.96%	6.62%
Russell 3000® Index	4.24%	8.13%	13.35%	6.76%	7.44%
Russell 2000® Growth Index	-0.49%	3.70%	11.34%	6.92%	7.50%
S&P 500® Index	4.51%	8.84%	13.57%	6.70%	7.41%
Lipper Small-Cap Growth Funds Average(3)	-0.37%	2.31%	10.06%	6.43%	7.10%
Lipper Small-Cap Growth Funds Ranking(3)	23/555	153/495	343/440	263/317	282/312
Gross Expense Ratio (Institutional Class): 1.90%(4)
Net Expense Ratio (Institutional Class): 1.25%(4)
Gross Expense Ratio (Class A): 2.15%(4)
Net Expense Ratio (Class A): 1.50%(4)

(1)	Effective March 31, 2014 the Fund’s name, strategy and portfolio managers were changed. The investment objective remains the same. The Fund was formerly known as Alpine Innovators Fund.
(2)	Institutional Class shares commenced on July 11, 2006 and Class A shares commenced on December 30, 2011. Returns for indices are since July 11, 2006.
(3)	The since inception data represents the period beginning July 13, 2006 (Institutional Class only).
(4)	As disclosed in the prospectus dated February 29, 2016 as supplemented April 4, 2016.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.50%. Performance for the Class A shares without sales charges does not reflect this load.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. Russell 2000(r) Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. Source: FTSE Russell Indexes. “FTSE®”, “Russell®”, “MTS®”, “FTSE TMX®” and “FTSE Russell” and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under license. S&P 500® Index is a total return, float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. The Lipper Small-Cap Growth Funds Average is an average of funds that by portfolio practice, invest at least 75% of their equity asssets in companies with market capitalizations below Lipper’s USDE small-cap ceiling. The highest rank is 1 and the lowest is based on the total number of funds ranked in the category. Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Russell 2000® Index, the Russell 3000® Index, the Russell 2000® Growth Index, the S&P 500® Index and the Lipper Small-Cap Growth Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Small-Cap Growth Funds Average reflects fees charged by the underlying funds. The performance for the Alpine Small Cap Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index. Total return indexes include reinvestments of all dividends.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus (as supplemented). The Alpine Small Cap Fund has a contractual expense waiver that continues through April 1, 2017. Where a Fund’s gross and net expense ratios are the same for the period, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

The Fund’s past performance benefitted significantly from Initial Public Offerings (“IPOs”) of certain issuers, and there is no assurance that the Fund can replicate this performance in the future. To the extent that the Fund’s historical performance resulted from gains derived from participation in Secondary Offerings, there is no guarantee that these results can be replicated or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

Alpine Small Cap Fund (Continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)
1.	Dycom Industries, Inc.	4.20%
2.	Nexstar Broadcasting Group, Inc.-Class A	3.78%
3.	ICU Medical, Inc.	3.76%
4.	Live Nation Entertainment, Inc.	3.58%
5.	Nomad Foods, Ltd.	3.54%
6.	Kennedy-Wilson Holdings, Inc.	3.50%
7.	Essent Group, Ltd.	3.49%
8.	Patrick Industries, Inc.	3.47%
9.	Meta Financial Group, Inc.	3.27%
10.	INC Research Holdings, Inc.- Class A	3.20%

*	Portfolio Distributions percentages are based on total net investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings sector distributions are as of 10/31/16 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

(1)	Amount is less than 0.05%.

Value of a $1,000,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $1,000,000 investment in the Fund versus a similar investment in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine Small Cap Fund (Continued)

Commentary

Dear Shareholders:

The small cap strategy calls for 80% of the Fund’s net assets to be invested in small capitalization companies. The Russell 2000® Index is the primary benchmark for the Fund.

The Fund’s strategy is to find and invest in small cap companies with sustainable competitive business models and managements that focus on creating shareholder value and who are strong capital allocators. Further, we continue to purchase companies with secular growth drivers that we believe will allow them to grow faster than Gross Domestic Product (GDP). We also look to purchase companies with strong free cash flow yields. We believe this strategy can allow for strong relative performance versus the Russell 2000 over a market cycle.

The portfolio return for the Fund for the fiscal year ended October 31, 2016 was 7.73% compared with the Russell 2000® Index which was up 4.11%. All references to the Fund’s performance relate to the performance of the Fund’s Institutional Class.

The top five stocks contributing to the Fund’s total return during the fiscal year ended October 31, 2016 were Patrick Industries, Meta Financial Group, Cardtronics, Fair Isaac, and Fleetmatics Group.

•	Patrick Industries is a manufacturer of recreation vehicle components. Customer demand has been strong. The company has also benefited from strategic acquisitions.

•	Meta Financial Group has been gaining market share in the growing prepaid card market.

•	Cardtronics has been growing global market share in the non-bank site ATM market.

•	Fair Isaac has been successful in expanding product offerings to the financial services market.

•	Fleetmatics Group provides fleet management solutions to increase customer productivity and was acquired during the fiscal year.

PRA Group, Liberty Tax, Altisource Residential, Advisory Board, and Kennedy-Wilson had the largest adverse impact on the performance of the Fund over the fiscal year ended October 31, 2016.

•	PRA Group encountered heavy regulatory burdens which added significant unexpected costs to the business.

•	Liberty Tax, a large paid tax preparer, encountered limited new office growth which negatively impacted the business.
•	Altisource Residential is transitioning to an operator of single family residential homes. The market has been concerned about the strength of the business model.

•	Advisory Board encountered an unanticipated slowdown in customer demand.

•	Kennedy-Wilson has a meaningful investment in the United Kingdom real estate market which was negatively impacted by the Brexit vote.

The Russell 2000® Index had a difficult start to the fiscal year, steadily declining into the early second fiscal quarter. This decline was driven by concerns about the general economy and anticipated interest rate increases by the Federal Reserve. As these concerns abated, the Russell 2000® had a mid-single digit return for the fiscal year.

The volatility was fueled by concerns about the Federal Reserve’s anticipated increase in the Fed Funds rate. Further, even with unprecedented easy money policies by the central banks around the world, economic growth remained slow in most of the world’s developed economies. We expect the interest rate environment to remain relatively benign. This backdrop, in combination with the modest economic growth we have been experiencing, should be a positive environment for small cap stocks. In addition, President-elect Trump’s expected fiscal and regulatory policies could potentially help the growth prospects of companies in the small cap market segment. We continue to find what we believe are attractive businesses at attractive valuations relative to their growth or free cash flow yield.

The Fund’s small cap strategy has been considerably more volatile because it invests in far fewer stocks than the 2000 in the index. We believe that this strategy can allow us to outperform the market over a full equity market cycle. However, this strategy will likely experience increased volatility over shorter periods of time as well. We continue to find securities for the Fund with what we view as attractive businesses with attractive valuations. Small cap securities also tend to have less investment coverage, which can create market inefficiencies. We believe that our performance versus the Russell 2000 should be rewarded by identifying and purchasing these stocks for the portfolio over a longer period.

Sincerely,

Michael T. Smith
Portfolio Manager

Alpine Small Cap Fund (Continued)

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole.

Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following:

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

Foreign Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund. The risks of foreign investments are heightened when investing in issuers in emerging market countries.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs and secondary offerings on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Alpine Small Cap Fund (Continued)

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Liquidity Risk – Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Real Estate Investment Trusts (“REITs”) Risk – REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Small Capitalization Company Risk – Securities of small capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses. By combining both growth and value styles, the Adviser seeks to diversify these risks and lower the volatility, but there is no assurance that this strategy will achieve that result.

Please refer to pages 3-5 for other important disclosures and definitions.

Fixed Income Manager Reports

Alpine Ultra Short Municipal Income Fund

Alpine High Yield Managed Duration Municipal Fund

Alpine Ultra Short Municipal Income Fund

Comparative Annualized Returns as of 10/31/16 (Unaudited)
	1 Year	3 Years	5 Years	10 Years	Since Inception(1)
Alpine Ultra Short Municipal Income Fund — Institutional Class	0.64%	0.60%	0.62%	1.76%	2.14%
Alpine Ultra Short Municipal Income Fund — Class A (With Load)	-0.20%	0.15%	0.27%	1.45%	1.64%
Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index	0.40%	0.62%	0.72%	1.89%	1.90%
Lipper Short Municipal Debt Funds Average(2)	0.59%	0.70%	0.94%	1.67%	1.73%
Lipper Short Municipal Debt Funds Ranking — Institutional Class(2)	49/108	59/95	63/83	25/49	10/35
Gross Expense Ratio (Institutional Class): 0.68%(3)
Net Expense Ratio (Institutional Class): 0.45%(3)
Gross Expense Ratio (Class A): 0.93%(3)
Net Expense Ratio (Class A): 0.70%(3)

(1)	Institutional Class shares commenced on December 5, 2002 and Class A shares commenced on March 30, 2004. Returns for indices are since December 5, 2002.
(2)	The since inception data represents the period beginning December 31, 2002.
(3)	As disclosed in the prospectus dated February 29, 2016 as supplemented April 4, 2016.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 0.25% redemption fee imposed on shares held for fewer than 30 days. If it did, total returns would be reduced. Effective 10/12/07, Alpine Ultra Short Municipal Income Fund—Class A began imposing a maximum sales charge of 0.50% on purchases. Performance data shown for time period beginning with dates after October 12, 2007 reflect the sales charge.

Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index is a total return benchmark of BAA3 ratings or better designed to measure returns for tax exempt assets. Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. The Lipper Short Municipal Debt Funds Average is an unmanaged index that tracks funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years. The highest rank is 1 and the lowest is based on the total number of funds ranked in the category. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index and the Lipper Short Municipal Debt Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Short Municipal Debt Funds Average reflects fees charged by the underlying funds. The performance for the Alpine Ultra Short Municipal Income Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus (as amended). The Alpine Ultra Short Municipal Income Fund has a contractual expense waiver that continues through April 1, 2017. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower. The Adviser has also voluntarily waived a portion of the expenses for the Alpine Ultra Short Municipal Income Fund. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

Alpine Ultra Short Municipal Income Fund (Continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)
1.	Mississippi Business Finance Corp., PSL-North America LLC Project, 3.22%, 11/01/2032 (Putable on 11/03/2016)	5.66%
2.	Indiana Finance Authority, Multifamily HSG Revenue, 1.03%, 10/26/2017 (Putable on 11/03/2016)	5.29%
3.	Chicago Board of Education, 1.28%, 12/01/2034 (Putable on 11/03/2016)	4.36%
4.	Phoenix Industrial Development Authority, Solid Waste Revenue, Republic Services, Inc. Project, 0.75%, 12/01/2035 (Putable on 11/01/2016)	3.69%
5.	Florida Development Finance Corp., Healthcare Facilities Revenue, UF Health-Jacksonville Project, 1.10%, 02/01/2029 (Putable on 11/03/2016)	2.44%
6.	New Jersey Economic Development Authority, Port Newark Container Terminal LLC Project, 0.80%, 07/01/2030 (Putable on 11/02/2016)	2.36%
7.	West Virginia Economic Development Authority, Appalachian Power Co., 0.91%, 02/01/2036 (Putable on 11/03/2016)	2.16%
8.	Plaquemines Port Harbor & Terminal District Revenue, International Marine Terminal Project, 0.85%, 03/15/2025 (Putable on 03/15/2017)	1.80%
9.	Hertford County Industrial Facilities & Pollution Control Financing Authority, Nucor Corp. Project, 0.90%, 11/01/2033 (Putable on 11/02/2016)	1.70%
10.	Delaware New County Castle Revenue, Airport Facility, FlightSafety International, Inc. Project., 0.63%, 06/01/2022 (Putable on 11/03/2016)	1.60%

*	Portfolio holdings and sector distributions are as of 10/31/16 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

(1)	Amount is less than 0.05%.

Alpine Ultra Short Municipal Income Fund (Continued)

Value of a $250,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $250,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Credit Quality Allocation (As of 10/31/2016)

AAA	1.06%
AA	17.8%
A	32.1%
BBB	23.0%
Not Rated	26.4%

Bond Credit Quality-Reflects the higher of the ratings of Standards & Poor’s Corporation; Moody’s Investors Service, Inc. or Fitch, Inc. Ratings are relative, subjective and not absolute standards of quality, represent the opinions of the independent Nationally Recognized Statistical Rating Organizations (NRSRO), and are adjusted to the Standards and Poors scale shown. Ratings are measured using a scale that typically ranges from AAA (highest) to D (lowest). The security’s credit rating does not eliminate risk. The table excludes equity securities, cash and cash equivalents. For more information about securities ratings, please see the Fund’s Statement of Additional Information. Additional information on ratings methodologies are available by visiting the NRSRO websites; www.standardandpoors.com, www.moodys.com, and www.fitchratings.com.

Alpine High Yield Managed Duration Municipal Fund

Comparative Annualized Returns as of 10/31/16 (Unaudited)
	1 Year	3 Years	Since Inception(1)
Alpine High Yield Managed Duration Municipal Fund — Institutional Class	3.84%	4.92%	4.34%
Alpine High Yield Managed Duration Municipal Fund — Class A (Without Load)	3.58%	4.68%	4.09%
Alpine High Yield Managed Duration Municipal Fund — Class A (With Load)	1.03%	3.78%	3.31%
S&P Municipal Bond Short Intermediate Index	1.86%	2.19%	2.00%
Bloomberg Barclays Municipal Bond: High Yield (Non-Investment Grade) Index	8.61%	7.38%	4.08%
Lipper High Yield Municipal Debt Funds Average(2)	6.60%	7.60%	4.50%
Lipper High Yield Municipal Debt Funds Ranking(2)	153/159	130/131	67/125
Gross Expense Ratio (Institutional Class): 1.02%(3)
Net Expense Ratio (Institutional Class): 0.67%(3)
Gross Expense Ratio (Class A): 1.27%(3)
Net Expense Ratio (Class A): 0.92%(3)

(1)	High Yield Managed Duration Municipal Fund commenced on May 31, 2013. Returns for indices are since May 31, 2013.
(2)	The since inception data represents the period beginning May 31, 2013.
(3)	As disclosed in the prospectus dated February 29, 2016 as supplemented April 4, 2016.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 0.75% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 2.50%. Performance for the Class A shares without sales charges does not reflect this load.

The S&P Municipal Bond Short Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of one year and a maximum maturity of up to, but not including, eight years as measured from the Rebalancing Date. The Bloomberg Barclays Municipal Bond: High Yield (non-Investment Grade) Index is the Municipal High Yield component of the Bloomberg Barclays Municipal Bond Index. The Bloomberg Barclays Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. The Lipper High Yield Municipal Debt Funds Average is an unmanaged index that tracks funds that invest in funds that typically invest 50% or more of their assets in municipal debt issues rated BBB or less. The highest rank is 1 and the lowest is based on the total number of funds ranked in the category. Lipper rankings for the period shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Bloomberg Barclays Municipal Bond: High Yield (non-Investment Grade) Index and the Lipper High Yield Municipal Debt Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper High Yield Municipal Debt Funds Average reflects fees charged by the underlying funds. The performance for the Alpine High Yield Managed Duration Municipal Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Expense ratios reflect the ratios reported in the Fund’s most recent prospectus (as amended). The Alpine High Yield Managed Duration Municipal Fund has a contractual expense waiver that continues through April 1, 2017. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower. The Adviser has also voluntarily waived a portion of the expenses for the Alpine High Yield Managed Duration Municipal Fund. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

Alpine High Yield Managed Duration Municipal Fund (Continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (unaudited)

1.	Delaware New County Castle Revenue, Airport Facility, FlightSafety International, Inc. Project., 0.63%, 06/01/2022 (Putable on 11/03/2016)	2.80%
2.	Mississippi Business Finance Corp., PSL-North America LLC Project, 3.22%, 11/01/2032 (Putable on 11/03/2016)	2.65%
3.	Walker County, Tax Anticipation Notes General Obligation, 4.25%, 12/30/2016	2.64%
4.	Minnesota Housing Finance Agency, Residential Housing, 0.65%, 07/01/2038 (Putable on 11/03/2016)	2.25%
5.	Commonwealth of Puerto Rico, 5.50%, 07/01/2020	1.90%
6.	Sevier County Public Building Authority, Local Government Public Improvement, 2.68%, 06/01/2026 (Putable on 11/03/2016)	1.70%
7.	New York City Municipal Water Finance Authority, Water and Sewer System, 0.73%, 06/15/2032 (Putable on 11/01/2016)	1.64%
8.	Allegheny County Industrial Development Authority, Environmental Improvement Revenue, United States Steel Corp., 5.50%, 11/01/2016	1.53%
9.	Jefferson County Ltd. Obligation School Warrants, 4.75%, 01/01/2025	1.52%
10.	Palomar Pomerado Health Care, 1.73%, 11/01/2036 (Putable on 11/02/2016)	1.43%

*	Portfolio Distributions percentages are based on total net investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings sector distributions are as of 10/31/16 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $250,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $250,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine High Yield Managed Duration Municipal Fund (Continued)

Credit Quality Allocation (As of 10/31/2016)

AAA	0.3%
AA	20.3%
A	12.1%
BBB	15.3%
BB	13.7%
B	7.3%
Not Rated	31.0%

Bond Credit Quality-Reflects the higher of the ratings of Standards & Poor’s Corporation; Moody’s Investors Service, Inc. or Fitch, Inc. Ratings are relative, subjective and not absolute standards of quality, represent the opinions of the independent Nationally Recognized Statistical Rating Organizations (NRSRO), and are adjusted to the Standards and Poors scale shown. Ratings are measured using a scale that typically ranges from AAA (highest) to D (lowest). The security’s credit rating does not eliminate risk. The table excludes equity securities, cash and cash equivalents. For more information about securities ratings, please see the Fund’s Statement of Additional Information. Additional information on ratings methodologies are available by visiting the NRSRO websites; www.standardandpoors.com, www.moodys.com, and www.fitchratings.com.

Alpine Ultra Short Municipal Income Fund / Alpine High Yield Managed Duration Municipal Fund

Commentary

Dear Shareholders:

During the fiscal year ended October 31, 2016, fixed income markets continued to experience significant interest rate volatility. On November 2, 2015, the yield on the 10-year Treasury bond was 2.17%, and with volatility throughout the fiscal year, ended the period down 34 basis points at 1.83% as of October 31, 2016. Market participants were surprised with a significant rally in the Treasury and Municipal markets during January and the first half of February 2016, despite the Federal Reserve (the Fed) raising the Fed Funds rate by 25 basis points in December 2015. The rally was primarily driven by notable market demand outstripping the supply of available bonds in both markets. During the fiscal year, 10-year Treasury bond yields fell to a low of 1.36% on July 8, 2016 after a strong five-week Treasury bond rally forced yields down 49 basis points. The yield decline primarily resulted from investors taking cues from Fed Chair Janet Yellen leading market participants to believe additional Fed Funds rate hikes were further away than expected. Additionally, investor fears of slowing global economic growth and its potential negative impact on the United States’ economy further drew investors into the Treasury market.

At the September 21, 2016 Fed meeting, the board left interest rates unchanged, but for the first time since 2014, three officials dissented in favor of increasing. As of October 31, 2016, the market implied probability of a Fed rate hike at the December meeting jumped to 71.4% from 59.3% the month prior according to Fed Funds Futures as the likelihood of an interest rate increase before the end of 2016 becomes more apparent.

The Municipal yield curve continued to flatten throughout the fiscal year. Ten-year Municipal bond yields moved with their Treasury counterpart, as the BVAL Muni Benchmark 10-Year Index decreased 34 basis points from 2.09% on November 2, 2015 to 1.75% by October 31, 2016, and prices increased commensurately. Over the period, starkly juxtaposed to the interest rate movements for bonds with longer maturities, the BVAL Muni Benchmark 1T Index and BVAL Muni Benchmark 6M Index saw their yields increase. The 1 year benchmark increased 50 basis points from 0.26% on November 2, 2015 to 0.76% on October 31, 2016, and the 6 month benchmark increased 60 basis points from 0.11% on November 2, 2015 to 0.71% on October 31, 2016. The Municipal market selloff for bonds with shorter maturities was primarily driven by outflows at municipal money market funds due to money market fund reform and by strong issuance of tax-exempt securities over the period.

Long term municipal bond issuance for the first ten months of calendar year 2016 increased 12.0% to $392.7 billion compared with volume of $350.7 billion during the same period during 2015. The increase in issuance was driven primarily by new issue activity versus refunding issuance, which each increased 20.9% and 6.9%, respectively, according to the latest Securities Industry and Financial Markets Association (SIFMA) U.S. Municipal issuance statistics.

ALPINE ULTRA SHORT MUNICIPAL INCOME FUND

Performance Review

Alpine Ultra Short Municipal Income Fund Institutional Class total return was 0.64%, which exceeded the Bloomberg Barclay’s Municipal Bond: 1 Year (1-2) Index (the “Benchmark”) return of 0.40% for the fiscal year ended October 31, 2016. All references in this letter to the Fund’s performance relate to the performance of the Fund’s Institutional Class.

Performance Highlights

The effective average maturity of the portfolio at fiscal year-end was 65 days, which stayed relatively unchanged from the average maturity of 63 days at the end of the previous fiscal year. Given market volatility for short maturity municipal bonds, this low average maturity compared to the Benchmark’s 1.4 years allowed the Fund to maintain a relatively stable net asset value (NAV). In addition, we were able to shift the strategy’s asset mix, adding to its exposure in municipal variable rate demand obligations (VRDO), from 46.9% at the beginning of the period to 55.5% to end the period, in order to take advantage of more attractive yields in the municipal market and prepare the Fund for increased market volatility headed into the end of 2016.

The majority of Fund performance can be attributed to solid A-rated securities in the portfolio followed by the Fund’s holdings in BBB-rated securities. As credit spreads tightened through much of the first half of the fiscal year, the value added by a lower investment grade securities, was significantly diminished. The second half of the fiscal year was a reversal of this tightening, as the yield curve flattened and higher grade securities became less attractive relative to previous fiscal year end when compared to lower investment grade securities. Despite credit spreads widening out over the second half of the fiscal year, we do not expect to reverse our objective of increasing the credit quality of the Fund. It is our view that credit spreads still have room to widen, and that as

Alpine Ultra Short Municipal Income Fund / Alpine High Yield Managed Duration Municipal Fund

municipal yields increase, higher grade securities would be better suited to our performance objectives.

Over the year, the municipal bonds with shorter maturities saw the highest levels of volatility since 2010. Much of this volatility was, in our opinion, due to the structural changes that took place as a result of money market fund reform. Money market funds lost almost half of their assets over the period due to withdrawals. Regulation that forced money market funds to move to a floating NAV and, in certain circumstances, impose gates and fees on withdrawals caused assets to leave and, as a result, yields of short maturity municipal bonds increased. As the yield on the BVAL Muni Benchmark 6M Index increased from 0.11% on October 30, 2015 to 0.71% on October 31, 2016, there was very little movement in the Fund’s NAV during the same period. A major contributor to the stability of the Fund over the quarter was the holdings of variable rate demand notes, which comprised 55.5% of the portfolio as these trade at par and do not fluctuate in value.

While we continue to invest in three- to twelve-month put bonds and municipal note deals, we have lowered our exposure to these securities by 7.5% over the fiscal year as we have increased our VRDO positions. The largest holdings in these types of securities continue to be from Republic Services and Waste Management. Both issuers offer attractive yields and have been of improving credit quality over the past few years.

As of fiscal year end, our holdings of obligations issued by the Commonwealth of Puerto Rico represent less than 1% of the Fund, and all of our exposure benefits from insurance from either Assured Guaranty or National Public Financial Guarantee Corporation. Both of the monoline insurers are of high quality that fall in the Standard and Poor’s ‘AA’ ratings category and are well capitalized for our maturity profile of 2017 or less. Given the attractiveness in yields of these names and the relative low volatility, the Fund may choose to maintain or increase exposure to these positions as they mature.

Conclusion

A developing Fed policy and the uncertainty surrounding a new Trump administration, coupled with structural changes due to money market fund reform, in our opinion, continue to make the markets a volatile place on the short end of the Municipal bond yield curve. For this reason, we remain cautious in our investment approach going forward. In addition to maintaining a high level of liquidity, we intend to stay underweight duration as compared to the benchmark and continue to increase the credit quality of the portfolio. Furthermore, with credit concerns in Illinois, New Jersey and Pennsylvania, we continue to monitor the markets closely and invest in ways that seek to minimize the impact to NAV while at the same time endeavoring to provide our investors with a high level of tax-exempt income.

Alpine High Yield Managed Duration Municipal Fund

Performance Review

Alpine High Yield Managed Duration Municipal had a total return of 3.84% for the fiscal year ended October 31, 2016. For the same period, the Fund outperformed the S&P Municipal Bond Short-Intermediate Index, which returned 1.86%, but underperformed the Bloomberg Barclay’s Municipal Bond: High Yield (non-investment grade) Index, which returned 8.61%. All references in this letter to the Fund’s performance relate to the performance for the Fund’s Institutional Class.

Performance Highlights

During the fiscal year, the Fund’s weighted average maturity slightly increased from 4.65 years to 4.75 years and our effective duration increased from 2.27 years to 2.96 years. Both our duration and average weighted maturity are significantly shorter than the Bloomberg Barclay’s High Yield Municipal Index. We maintained our barbell strategy this fiscal year and currently expect to maintain this Fund structure in the subsequent year. We believe this strategy should allow Alpine to deliver an attractive income stream while helping to minimize duration risk in this currently volatile market.

Positive contributors to total return this fiscal year included the education, general obligation, and health care sectors, specifically continuing care retirement communities (CCRCs) and senior living bonds within the health care category. We continued to look for CCRC securities that had call provisions that allow us to receive some or all of our principal back prior to maturity. The Fund’s exposure to the natural gas sector also had a positive impact on Fund performance. Tobacco bonds also continued to enhance performance during the period. During 2016, these bonds have been one of the most attractive areas of the high yield sector because investors are attracted to both their high level of liquidity and relatively high yield. Despite strong performance, we have been cautious when adding to our existing position, since historically the sector has a tendency to be volatile and has become more expensive throughout this year.

Less significant contributors to total return this year included obligations from the utility sector, specifically the energy industry, as well as the corporate backed

Alpine Ultra Short Municipal Income Fund / Alpine High Yield Managed Duration Municipal Fund

municipal bonds sector. The corporate backed securities carry the same tax exempt qualities as state and local backed bonds but are guaranteed by the corporation issuing the bonds. During the latter part of the fiscal year, we reduced our exposure to the energy industry in order to invest in more favorable sectors, including the CCRC/senior living and the general obligation sectors.

Our exposure to bonds from the Commonwealth of Puerto Rico increased during the year to 5.9% of the portfolio as of October 31, 2016 from 4.6% on November 1, 2015. We continue to find value in some Standard and Poor’s ‘AA’ rated securities enhanced by bond insurance from financially healthy bond insurers. Importantly, all of the Fund’s current holdings from this territory are fully insured by Assured Guaranty or National Public Financial Guarantee Corporation, both of which have very strong financial claims paying reserves in our opinion. Additionally, all Puerto Rico bonds owned by the Fund were paid on time and in full by the respective aforementioned bond insurers during the year. This is important, since beginning on July 1, 2016, Puerto Rico began defaulting on its constitutionally guaranteed debt as well as several other revenue streams. The Fund’s positions are inside of five years and we are confident both abovementioned bond insurers can continue to pay bondholders in full and on time until Puerto Rico’s debt is restructured inside or outside of the courts.

Conclusion

Subsequent to the end of the Fund’s fiscal year, the results of the U.S. presidential election were unexpected by most investors. In response, fixed income markets sold off considerably in the seven business days following the election on concerns of higher inflation as a result of stronger than expected fiscal stimulus from a Trump administration as well as other concerns that the new administration may implement. Over this period, municipal high grade yields have increased 49 basis points to 2.22% at the 10-year spot on the BVAL Muni AAA Benchmark Yield Curve versus a 55 basis point increase to 3.47% at the 10-year spot on the U.S. Revenue BBB BVAL Yield Curve. It is not clear whether the recent rate increases will remain elevated at these levels since these rate adjustments have occurred prior to any significant expenditure details or specific revisions to existing federal programs.

The new Trump administration combined with strong market sentiment that expects a Fed Funds increase in December 2016 of 25 basis points leads management to believe that the market will remain volatile across the Municipal bond yield curve. For this reason, we remain cautious in our investment approach during the next few months. We expect to maintain a relatively healthy level of liquidity and anticipate staying underweight duration as compared to the benchmark, while continuing to increase the credit quality of the portfolio. We believe credit selection will be a key component to providing alpha to investors.

We have continued credit concerns in pockets of the municipal market, including budgetary stress and large unfunded pension obligation issues for the State of Illinois, City of Chicago and Commonwealth of Puerto Rico. Management is closely monitoring the developments in these areas as well as specifics from the new Trump administration and in the capital markets in general. Management will continue to invest with a focus on providing investors with a high level of tax exempt income while striving to protect NAV volatility.

Sincerely,

Jonathan Mondillo

Mark Taylor

Portfolio Managers

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole.

Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

The Alpine Ultra Short Municipal Income Fund is subject to risks, including the following:

Credit Risk – The credit quality and liquidity of the Fund’s investments in municipal obligations and other debt securities may be dependent in part on the credit quality of third parties, such as banks and other financial institutions, which provide credit and liquidity enhancements to the Fund’s investments. Adverse changes in the credit quality of these third parties could cause losses to the Fund and affect its share price.

Alpine Ultra Short Municipal Income Fund / Alpine High Yield Managed Duration Municipal Fund

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Fixed Income Securities Risk – Fixed income securities are subject to issuer risk, interest rate risk and market risk.

Interest Rate Risk – Interest rates may rise resulting in a decrease in the value of the securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from changes in interest rates. Securities having shorter maturities generally involve less risk of fluctuation in value resulting from changes in interest rates, but generally have yields lower than securities having longer maturities. Securities having shorter maturities are also subject to reinvestment risk, which is the risk that if interest rates fall the Fund may need to invest the proceeds of redeemed securities in securities with lower interest rates.

Issuer Risk – Changes in the financial condition of the issuer of an obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal.

Liquidity Risk – Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – General market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment could cause the value of your investment in the fund, or its yield, to decline.

Municipal Securities Concentration Risk – From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Municipal Securities Risk – Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.

Operational Risk – Your ability to transact with the Fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Alpine Ultra Short Municipal Income Fund / Alpine High Yield Managed Duration Municipal Fund

Redemption Risk – The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Tax Risk – Changes in tax laws or adverse determinations by the Internal Revenue Service may make the income from some municipal obligations taxable. Additionally, maximizing after-tax income may require trade-offs that reduce pre-tax income. The Fund’s tax-efficient strategies may reduce the taxable income of the Fund’s shareholders, but will not eliminate it. There can be no assurance that taxable distributions can always be avoided or that the Fund will achieve its investment objective.

Variable Rate Demand Obligations Risk – Variable rate demand obligations (“VRDOs”) are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money. In addition, the interest rates on variable rate demand obligations are short-term and may, for example, be reset daily, weekly or monthly. During periods of declining interest rates, the Fund’s yield on a VRDO will decrease and its shareholders will forego the opportunity for capital appreciation. During periods of rising interest rates, however, the Fund’s yield on a VRDO will increase and the Fund’s shareholders will have a reduced risk of capital depreciation.

Yield Risk – The amount of income received by the Fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the Fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the Fund’s yield may not increase proportionately. For example, the Adviser may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed.

The Alpine High Yield Managed Duration Municipal Fund is subject to risks, including the following:

Borrowing and Leverage Risk – When the Fund borrows for leverage, changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow. Borrowing results in interest payments to the lenders and related expenses. The costs of borrowing for investment purposes might reduce the Fund’s return if the yield on the securities purchased is less than the borrowing costs. The Fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the Fund’s assets.

Credit Risk – The credit quality and liquidity of the Fund’s investments in municipal obligations and other debt securities may be dependent in part on the credit quality of third parties, such as banks and other financial institutions, which provide credit and liquidity enhancements to the Fund’s investments. Adverse changes in the credit quality of these third parties could cause losses to the Fund and affect its share price.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Debt Securities Risk – Debt securities, such as bonds, involve credit risk and interest rate risk. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Fixed Income Securities Risk – Fixed income securities are subject to issuer risk, interest rate risk and market risk.

Interest Rate Risk – Interest rates may rise resulting in a decrease in the value of the securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from changes in interest rates. Securities having shorter maturities generally involve less risk of fluctuations in the value resulting from changes in interest rates, but generally have lower yields than securities having longer maturities. Securities having shorter maturities are also subject to reinvestment risk, which is the risk that if interest rates fall the Fund may need to invest the proceeds of redeemed securities in securities with lower interest rates.

Alpine Ultra Short Municipal Income Fund / Alpine High Yield Managed Duration Municipal Fund

Issuer Risk – Changes in the financial condition of the issuer of an obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal.

Junk Bond Risk – Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

Land-Secured or “Dirt” Bonds Risk – These special assessment or special tax bonds are issued to promote residential, commercial or industrial growth and redevelopment. They are exposed to real estate development-related risks. The bonds could default if the developments failed to progress as anticipated or if taxpayers failed to pay the assessments, fees and taxes specified in the financing plans for a project.

Liquidity Risk – Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals.

Market Risk – General market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment could cause the value of your investment in the fund, or its yield, to decline.

Medium- and Lower-Grade Municipal Securities Risk – Securities which are in the medium- and lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturity, but they also generally involve more volatility and greater risks, such as greater credit risk, market risk, liquidity risk, management risk, and regulatory risk. Furthermore, many medium- and lower-grade securities are not listed for trading on any national securities exchange and many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization.

Municipal Market Volatility and Illiquidity Risk – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices at which they are carried on the Fund’s books. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.

Municipal Sector Concentration Risk – From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Municipal Securities Risk – Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.

Puerto Rico and U.S. Territories Risk – Because the Fund invests in the municipal securities of U.S. territories, and currently invests in Puerto Rican municipal securities, events in Puerto Rico are likely to affect the Fund’s investments and its performance. These events may include economic or political policy changes, tax base erosion, territory constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to

Alpine Ultra Short Municipal Income Fund / Alpine High Yield Managed Duration Municipal Fund

Puerto Rico’s municipal issuers. As with Puerto Rican municipal securities, events in any of the other territories where the Fund is invested may affect the Fund’s investments and its performance.

Redemption Risk – The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Tax Risk – To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the Fund from its investment in such obligations and distributed to Fund shareholders will be taxable. There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. Income from municipal bonds held by a Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer.

Tender Option Bonds Risk – Tender option bonds are synthetic floating-rate or variable-rate securities issued when long-term bonds are purchased in the primary or secondary market and then deposited into a trust. Tender option bonds may be considered derivatives, and may expose the Fund to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility.

Tobacco Related Bonds Risk – In 1998, the largest U.S. tobacco manufacturers reached an out of court agreement, known as the Master Settlement Agreement (the “MSA”), to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual payments to the government entities in exchange for the release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The Fund may invest in two types of those bonds: (i) bonds that make payments only from a state’s interest in the MSA and (ii) bonds that make payments from both the MSA revenue and from an “appropriation pledge” by the state. An “appropriation pledge” requires the state to pass a specific periodic appropriation to make the payments and is generally not an unconditional guarantee of payment by a state. The settlement payments are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA.

Please refer to pages 3-5 for other important disclosures and definitions.

Alpine Dynamic Dividend Fund

Schedule of Portfolio Investments
October 31, 2016

Shares	Security Description	Value

Common Stocks—96.9%
Aerospace & Defense—2.3%
31,000	B/E Aerospace, Inc.	$1,845,120
11,500	Orbital ATK, Inc.	855,140
6,100	Raytheon Co.	833,321
		3,533,581
Air Freight & Logistics—1.2%
10,500	FedEx Corp.	1,830,360
Airlines—1.5%
41,600	Delta Air Lines, Inc.	1,737,632
22,000	Japan Airlines Co., Ltd.	649,490
		2,387,122
Auto Components—1.0%
11,500	Delphi Automotive PLC	748,305
201,000	GKN PLC	785,309
		1,533,614
Banks—8.6%
285,765	Banco Bilbao Vizcaya Argentaria SA	2,063,510
107,000	Bank of America Corp.	1,765,500
27,000	Citigroup, Inc.	1,327,050
70,000	Citizens Financial Group, Inc.	1,843,800
35,000	Hana Financial Group, Inc.	1,003,277
174,000	Mitsubishi UFJ Financial Group, Inc.	903,599
162,500	Regions Financial Corp.	1,740,375
17,700	The PNC Financial Services Group, Inc.	1,692,120
23,400	Wells Fargo & Co.	1,076,634
		13,415,865
Beverages—0.7%
9,200	Anheuser-Busch InBev NV-SP ADR	1,062,508
Biotechnology—0.7%
6,300	Shire PLC-ADR	1,062,432
Capital Markets—3.2%
49,000	Azimut Holding SpA	786,406
15,000	Evercore Partners, Inc.-Class A	806,250
23,500	Federated Investors, Inc.-Class B	634,500
115,000	Mediobanca SpA	842,661
54,500	OM Asset Management PLC	766,815
43,000	The Blackstone Group LP	1,076,290
		4,912,922
Chemicals—1.6%
69,000	Clariant AG	1,142,853
18,500	Symrise AG	1,269,477
		2,412,330
Commercial Services & Supplies-0.8%
31,500	ISS A/S	1,238,466
Communications Equipment—2.1%
29,000	Cisco Systems, Inc.	889,720
18,900	Harris Corp.	1,686,069
145,000	Nokia OYJ	647,519
		3,223,308
Construction & Engineering—3.0%
47,375	Bouygues SA	1,544,836
932,500	China Railway Construction Corp., Ltd.-Class H	1,168,698
103,663	Ferrovial SA	2,017,036
		4,730,570
Consumer Finance—1.2%
16,000	Discover Financial Services	901,280
34,000	Synchrony Financial	972,060
		1,873,340
Shares	Security Description	Value

Common Stocks—continued
Diversified Telecommunication Services—0.7%
222,500	Bharti Infratel, Ltd.	$1,155,368
Electric Utilities—1.4%
17,000	NextEra Energy, Inc.	2,176,000
Electronic Equipment, Instruments & Components—1.1%
27,000	TE Connectivity, Ltd.	1,697,490
Energy Equipment & Services—0.3%
5,500	Schlumberger, Ltd.	430,265
Equity Real Estate Investment—5.3%
18,000	American Tower Corp.	2,109,420
16,000	CyrusOne, Inc.	713,760
1,700	LaSalle Logiport REIT	1,804,234
646,000	Prologis Property Mexico SA de CV	1,086,863
38,000	The Geo Group, Inc.	910,480
113,000	Westfield Corp.	765,036
26,000	Weyerhaeuser Co.	778,180
		8,167,973
Food & Staples Retailing—2.8%
27,500	CVS Health Corp.	2,312,750
27,900	Seven & i Holdings Co., Ltd.	1,166,069
25,500	The Kroger Co.	789,990
		4,268,809
Food Products—4.7%
76,000	BRF SA-ADR	1,270,720
36,000	Mondelez International, Inc.-Class A	1,617,840
23,500	Nestle SA	1,703,931
70,500	Nomad Foods, Ltd. (a)	866,445
20,500	The Kraft Heinz Co.	1,823,475
		7,282,411
Gas Utilities—0.4%
126,727	Infraestructura Energetica Nova SAB de CV	559,849
Health Care Equipment & Supplies—1.9%
20,500	Medtronic PLC	1,681,410
12,600	Zimmer Biomet Holdings, Inc.	1,328,040
		3,009,450
Health Care Providers & Services—2.7%
13,100	HCA Holdings, Inc. (a)	1,002,543
9,191	McKesson Corp.	1,168,819
7,000	UnitedHealth Group, Inc.	989,310
8,800	Universal Health Services, Inc.-Class B	1,062,248
		4,222,920
Hotels, Restaurants & Leisure—0.9%
36,000	Aramark	1,340,280
Household Durables—2.9%
31,000	Lennar Corp.-Class A	1,292,390
36,000	Newell Brands, Inc.	1,728,720
9,600	Whirlpool Corp.	1,438,272
		4,459,382
Household Products—1.3%
74,000	Svenska Cellulosa AB SCA-B Shares	2,096,577
Independent Power and Renewables—2.3%
45,619	Atlantica Yield PLC	820,230
105,500	NRG Yield, Inc.-Class A	1,554,015
51,000	Pattern Energy Group, Inc.	1,139,850
		3,514,095

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Dividend Fund

Schedule of Portfolio Investments—Continued
October 31, 2016

Shares	Security Description	Value

Common Stocks—continued
Insurance—0.9%
8,700	Allianz SE	$1,356,161
Internet Software & Services-0.6%
1,200	Alphabet, Inc.-Class C (a)	941,448
IT Services—0.5%
34,000	CSRA, Inc.	853,060
Life Sciences Tools & Services—1.0%
11,000	Thermo Fisher Scientific, Inc.	1,617,330
Machinery—1.6%
894,950	CRRC Corp., Ltd.-Class H	812,379
10,500	Snap-on, Inc.	1,618,050
		2,430,429
Media—1.9%
19,500	Comcast Corp.-Class A	1,205,490
265,193	NOS SGPS SA	1,761,832
1	UBM PLC	9
		2,967,331
Metals & Mining—0.5%
40,000	Nippon Steel & Sumitomo
	Metal Corp.	792,791
Mortgage Real Estate Investment—0.6%
52,000	Colony Capital, Inc.-Class A	988,520
Multi-Utilities—2.6%
54,500	CMS Energy Corp.	2,297,175
76,500	Veolia Environnement SA	1,669,480
		3,966,655
Multiline Retail—0.8%
17,500	Dollar General Corp.	1,209,075
Oil, Gas & Consumable Fuels—7.0%
20,654	Anadarko Petroleum Corp.	1,227,674
46,000	BP PLC-SP ADR	1,635,300
12,000	Chevron Corp.	1,257,000
34,000	Enbridge, Inc.	1,467,780
9,500	EOG Resources, Inc.	858,990
75,500	Kinder Morgan, Inc.	1,542,465
26,500	Marathon Petroleum Corp.	1,155,135
29,000	SemGroup Corp.-Class A	935,250
8,500	Tesoro Corp.	722,245
		10,801,839
Paper & Forest Products—1.7%
137,000	Stora Enso OYJ-R Shares	1,295,625
61,000	UPM-Kymmene OYJ	1,419,611
		2,715,236
Personal Products—0.7%
26,000	Unilever NV	1,089,715
Pharmaceuticals—3.5%
40,000	AstraZeneca PLC-SP ADR	1,132,800
21,300	Novartis AG-SP ADR	1,512,726
15,500	Novo Nordisk A/S-SP ADR	550,870
33,000	Pfizer, Inc.	1,046,430
28,800	Teva Pharmaceutical Industries, Ltd.-SP ADR	1,230,912
		5,473,738
Real Estate Management & Development—1.0%
65,000	Mitsui Fudosan Co., Ltd.	1,481,668
Shares	Security Description	Value

Common Stocks—continued
Road & Rail—2.3%
10,700	Canadian Pacific Railway, Ltd.	$1,529,672
1,003,935	Cosan Logistica SA (a)	1,550,564
215,000	Rumo Logistica Operadora Multimodal SA (a)	480,921
		3,561,157
Semiconductors & Semiconductor Equipment—3.8%
48,500	Applied Materials, Inc.	1,410,380
10,700	Broadcom, Ltd.	1,821,996
43,500	Intel Corp.	1,516,845
32,000	SK Hynix, Inc.	1,146,602
		5,895,823
Software—0.9%
9,919	Dell Technologies, Inc.— VMware, Inc.-Class V (a)	486,924
16,000	Microsoft Corp.	958,720
		1,445,644
Specialty Retail—3.5%
16,100	Dick’s Sporting Goods, Inc.	895,965
18,000	Foot Locker, Inc.	1,201,860
15,800	The Home Depot, Inc.	1,927,758
19,100	TJX Cos., Inc.	1,408,625
		5,434,208
Technology, Hardware, Storage & Peripherals—3.3%
25,000	Apple, Inc.	2,838,500
525	Samsung Electronics Co., Ltd.	751,999
26,500	Western Digital Corp.	1,548,660
		5,139,159
Textiles, Apparel & Luxury Goods—0.5%
9,000	Carter’s, Inc.	777,060
Wireless Telecommunication Services—1.1%
627,500	Vodafone Group PLC	1,726,600
	Total Common Stocks (Cost $141,014,778)	150,261,934
Exchange-Traded Funds—1.0%
26,000	SPDR S&P Biotech Fund	1,459,900
	Total Exchange-Traded Funds (Cost $1,601,605)	1,459,900
Rights—0.0% (b)
Construction & Engineering—0.0% (b)
103,663	Ferrovial SA Expiration: November 18, 2016	44,381
	Total Rights (Cost $46,459)	44,381

Principal
Amount
Short-Term Investments—2.5%
$3,918,000	State Street Eurodollar Time Deposit, 0.01%	3,918,000
	Total Short-Term Investments (Cost $3,918,000)	3,918,000
Total Investments (Cost $146,580,842) (c)—100.4%		155,684,215
Liabilities in Excess of Other Assets—(0.4)%		(619,944)
TOTAL NET ASSETS 100.0%		$155,064,271

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Dividend Fund

Schedule of Portfolio Investments—Continued
October 31, 2016

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Amount is less than 0.05%.
(c)	See Note 7 for the cost of investments for federal tax purposes.

AB—Aktiebolag is the Swedish equivalent of a corporation.

ADR—American Depositary Receipt

AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

A/S—Aktieselskab is the Danish term for a stock-based corporation.

NV—Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PLC—Public Limited Company

REIT—Real Estate Investment Trust

SA—Generally designates corporations in various countries, mostly those employing the civil law.

SA de CV-Sociedad Anonima de Capital Variable is the Spanish equivalent to Variable Capital Company.

SAB de CV-Sociedad Anonima Bursátil de Capital Variable is the Spanish equivalent to Variable Capital Company.

SCA—Societe en Commandite par actions is the French equivalent of a limited partnership.

SE—SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.

SP ADR—Sponsored American Depositary Receipt

SpA—Societa’ Per Azioni is an Italian shared company.

The accompanying notes are an integral part of these financial statements.

Alpine Rising Dividend Fund

Schedule of Portfolio Investments
October 31, 2016

Shares	Security Description	Value

Common Stocks—95.6%
Aerospace & Defense—2.7%
15,000	Hexcel Corp.	$682,350
12,000	Raytheon Co.	1,639,320
		2,321,670
Air Freight & Logistics—1.6%
8,000	FedEx Corp.	1,394,560
Auto Components—0.9%
19,500	Magna International, Inc.	800,475
Banks—7.0%
61,000	Bank of America Corp.	1,006,500
13,000	Citigroup, Inc.	638,950
50,000	Citizens Financial Group, Inc.	1,317,000
21,000	JPMorgan Chase & Co.	1,454,460
7,000	Signature Bank (a)	843,920
7,500	The PNC Financial Services Group, Inc.	717,000
		5,977,830
Beverages—1.3%
10,000	PepsiCo, Inc.	1,072,000
Biotechnology—3.0%
10,000	Amgen, Inc.	1,411,600
16,000	Gilead Sciences, Inc.	1,178,080
		2,589,680
Capital Markets—3.5%
7,000	CME Group, Inc.	700,700
30,000	KKR & Co. LP	425,700
30,000	Legg Mason, Inc.	861,600
25,000	NorthStar Asset Management Group, Inc.	342,500
15,000	Oaktree Capital Group LLC	624,000
		2,954,500
Chemicals—1.0%
6,500	Air Products & Chemicals, Inc.	867,230
Commercial Services & Supplies—1.2%
17,000	Deluxe Corp.	1,040,400
Communications Equipment—1.2%
39,000	Juniper Networks, Inc.	1,027,260
Consumer Finance—1.8%
12,000	Discover Financial Services	675,960
30,000	Synchrony Financial	857,700
		1,533,660
Diversified Telecommunication Services—2.9%
32,000	AT&T, Inc.	1,177,280
27,000	Verizon Communications, Inc.	1,298,700
		2,475,980
Electric Utilities—1.6%
5,500	NextEra Energy, Inc.	704,000
9,000	Pinnacle West Capital Corp.	685,170
		1,389,170
Electronic Equipment, Instruments & Components—1.4%
19,000	TE Connectivity, Ltd.	1,194,530
Energy Equipment & Services—1.1%
12,000	Schlumberger, Ltd.	938,760
Equity Real Estate Investment—1.7%
3,000	Boston Properties, Inc.	361,440
16,000	Colony Starwood Homes	464,160
3,500	Simon Property Group, Inc.	650,860
		1,476,460
Shares	Security Description	Value

Common Stocks—continued
Food & Staples Retailing—5.9%
7,500	Casey’s General Stores, Inc.	$847,425
20,000	CVS Health Corp.	1,682,000
50,000	Safeway, Inc. (a)(b)	23,933
35,000	The Kroger Co.	1,084,300
17,000	Walgreens Boots Alliance, Inc.	1,406,410
		5,044,068
Food Products—2.0%
25,000	ConAgra Foods, Inc.	1,204,500
10,000	Pinnacle Foods, Inc.	514,200
		1,718,700
Health Care Equipment & Supplies—4.0%
28,000	Abbott Laboratories	1,098,720
6,000	Becton, Dickinson & Co.	1,007,460
12,000	Zimmer Biomet Holdings, Inc.	1,264,800
		3,370,980
Health Care Providers & Services—1.0%
8,000	Aetna, Inc.	858,800
Hotels, Restaurants & Leisure—2.1%
72,000	ClubCorp Holdings, Inc.	831,600
43,000	Hilton Worldwide Holdings, Inc.	971,800
		1,803,400
Household Durables—0.8%
9,000	Harman International Industries, Inc.	717,390
Household Products—1.1%
10,500	The Procter & Gamble Co.	911,400
Insurance—2.9%
21,000	MetLife, Inc.	986,160
34,000	The Hartford Financial Services Group, Inc.	1,499,740
		2,485,900
Internet Software & Services—2.3%
1,250	Alphabet, Inc.-Class A (a)	1,012,375
1,250	Alphabet, Inc.-Class C (a)	980,675
		1,993,050
IT Services—1.4%
48,000	CSRA, Inc.	1,204,320
Machinery—2.3%
15,000	Ingersoll-Rand PLC	1,009,350
6,000	Snap-on, Inc.	924,600
		1,933,950
Media—3.9%
22,000	CBS Corp.-Class B	1,245,640
18,000	Cinemark Holdings, Inc.	716,400
22,300	Comcast Corp.-Class A	1,378,586
		3,340,626
Mortgage Real Estate Investment—0.6%
25,000	Colony Capital, Inc.-Class A	475,250
Multi-Utilities—1.1%
11,000	CMS Energy Corp.	463,650
8,000	WEC Energy Group, Inc.	477,760
		941,410

The accompanying notes are an integral part of these financial statements.

Alpine Rising Dividend Fund

Schedule of Portfolio Investments—Continued
October 31, 2016

Shares	Security Description	Value

Common Stocks—continued
Oil, Gas & Consumable Fuels—6.7%
35,000	BP PLC-SP ADR	$1,244,250
16,000	ConocoPhillips	695,200
12,000	Enbridge, Inc.	518,040
14,500	Exxon Mobil Corp.	1,208,140
23,000	Marathon Petroleum Corp.	1,002,570
14,000	Occidental Petroleum Corp.	1,020,740
		5,688,940
Pharmaceuticals—5.4%
5,000	Allergan PLC (a)	1,044,700
14,500	Johnson & Johnson	1,681,855
60,000	Pfizer, Inc.	1,902,600
		4,629,155
Road & Rail—2.1%
2,300	AMERCO	741,497
35,000	CSX Corp.	1,067,850
		1,809,347
Semiconductors & Semiconductor Equipment—5.7%
31,000	Applied Materials, Inc.	901,480
7,500	Broadcom, Ltd.	1,277,100
38,000	Intel Corp.	1,325,060
20,000	QUALCOMM, Inc.	1,374,400
		4,878,040
Software—4.0%
26,000	Microsoft Corp.	1,557,920
34,000	Oracle Corp.	1,306,280
22,000	Symantec Corp.	550,660
		3,414,860
Shares	Security Description	Value

Common Stocks—continued
Specialty Retail—2.9%
32,000	GameStop Corp.-Class A	$769,600
13,000	Lowe’s Cos., Inc.	866,450
11,500	TJX Cos., Inc.	848,125
		2,484,175
Technology, Hardware, Storage & Peripherals—2.7%
20,000	Apple, Inc.	2,270,800
Thrifts & Mortgage Finance—0.8%
37,000	EverBank Financial Corp.	714,470
	Total Common Stocks (Cost $70,656,964)	81,743,196
Exchange-Traded Funds—1.1%
20,000	Technology Select Sector SPDR Fund	948,400
	Total Exchange-Traded Funds (Cost $946,304)	948,400

Principal Amount
Short-Term Investments—3.1%
$2,681,000	State Street Eurodollar Time Deposit, 0.01%	2,681,000
	Total Short-Term Investments (Cost $2,681,000)	2,681,000
Total Investments (Cost $74,284,268) (c)—99.8%		85,372,596
Other Assets in Excess of Liabilities-0.2%		168,641
TOTAL NET ASSETS 100.0%		$85,541,237

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised less than 0.05% of the Fund’s net assets.

(c) See Note 7 for the cost of investments for federal tax purposes.

PLC—Public Limited Company

SP ADR—Sponsored American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Alpine Financial Services Fund

Schedule of Portfolio Investments
October 31, 2016

Shares	Security Description	Value

Common Stocks—97.9%
Banks—45.2%
2,500	1st Constitution Bancorp	$33,750
18,000	Bank of America Corp.	297,000
10,000	Bank of Commerce Holdings	73,000
3,500	Bank of the Ozarks, Inc.	129,360
1,500	Bankwell Financial Group, Inc.	36,990
6,500	BNC Bancorp	161,850
8,000	Bryn Mawr Bank Corp.	251,200
5,000	Carolina Trust Bancshares, Inc. (a)	30,525
10,000	CenterState Banks, Inc.	186,800
1,500	CIT Group, Inc.	54,495
3,000	Citigroup, Inc.	147,450
12,000	Citizens Financial Group, Inc.	316,080
1,500	Citizens First Corp.	25,410
4,000	Comerica, Inc.	208,360
4,000	ConnectOne Bancorp, Inc.	73,400
3,000	CU Bancorp (a)	70,500
5,500	East West Bancorp, Inc.	217,305
6,500	FCB Financial Holdings, Inc.-Class A (a)	242,450
1,500	First Business Financial Services, Inc.	28,275
9,000	First Merchants Corp.	253,350
4,000	FNB Corp.	52,280
4,500	Great Western Bancorp, Inc.	145,080
4,500	Green Bancorp, Inc. (a)	46,575
2,500	IBERIABANK Corp.	164,125
2,500	Investar Holding Corp.	40,625
20,000	KeyCorp	282,400
5,000	Pacific Mercantile Bancorp (a)	28,000
4,500	Pacific Premier Bancorp, Inc. (a)	116,325
2,000	Popular, Inc.	72,600
5,000	Preferred Bank	189,600
9,000	Republic First Bancorp, Inc. (a)	35,550
2,500	SB Financial Group, Inc.	31,925
3,500	Shore Bancshares, Inc.	44,695
3,500	Southern National Bancorp of Virginia, Inc.	45,920
12,000	Sterling Bancorp	216,000
4,000	Stonegate Bank	138,560
2,000	Summit State Bank	26,400
1,000	SVB Financial Group (a)	122,270
4,500	Synovus Financial Corp.	148,815
11,500	TCF Financial Corp.	164,450
1,500	The PNC Financial Services Group, Inc.	143,400
13,000	United Community Banks, Inc.	280,410
12,000	Valley National Bancorp	118,320
1,500	Washington Trust Bancorp, Inc.	68,850
5,000	Webster Financial Corp.	202,000
4,500	Western Alliance Bancorp (a)	168,120
6,000	Yadkin Financial Corp.	166,440
6,000	Zions BanCorp.	193,260
		6,290,545
Capital Markets—18.7%
1,300	Affiliated Managers Group, Inc. (a)	172,458
11,000	Ares Capital Corp.	168,300
4,600	Bats Global Markets, Inc.	135,286
17,000	BGC Partners, Inc.-Class A	146,030
Shares	Security Description	Value

Common Stocks—continued
Capital Markets—continued
3,000	Evercore Partners, Inc.-Class A	$161,250
10,500	Garrison Capital, Inc.	101,220
700	Intercontinental Exchange, Inc.	189,273
15,000	KKR & Co. LP	212,850
6,000	Legg Mason, Inc.	172,320
15,000	NorthStar Asset Management Group, Inc.	205,500
9,000	OM Asset Management PLC	126,630
10,000	Oppenheimer Holdings, Inc.-Class A	140,000
5,000	PJT Partners, Inc.-Class A	137,700
10,000	The Blackstone Group LP	250,300
7,000	The Charles Schwab Corp.	221,900
6,500	TriplePoint Venture Growth BDC Corp.	69,615
		2,610,632
Consumer Finance—2.7%
5,000	Ally Financial, Inc.	90,350
2,500	Discover Financial Services	140,825
5,000	Synchrony Financial	142,950
		374,125
Diversified Financial Services—0.5%
13,000	Tiptree Financial, Inc.-Class A	75,400
Equity Real Estate Investment—1.4%
4,000	Colony Starwood Homes	116,040
8,000	New York REIT, Inc.	75,360
		191,400
Insurance—8.9%
4,000	American International Group, Inc.	246,800
2,500	CNA Financial Corp.	91,425
6,000	FNF Group	215,460
14,000	Hallmark Financial Services, Inc. (a)	145,040
6,000	Heritage Insurance Holdings, Inc.	70,740
3,000	MetLife, Inc.	140,880
1,800	The Hanover Insurance Group, Inc.	137,142
2,500	The Hartford Financial Services Group, Inc.	110,275
3,500	Universal Insurance Holdings, Inc.	74,550
		1,232,312
Internet Software & Services—0.4%
7,000	Bankrate, Inc. (a)	54,600
IT Services—1.1%
1,000	Fidelity National Information Services, Inc.	73,920
6,000	First Data Corp.-Class A (a)	83,940
		157,860
Mortgage Real Estate Investment—6.1%
14,000	Altisource Residential Corp.	140,980
17,000	Anworth Mortgage Asset Corp.	83,470
2,500	Blackstone Mortgage Trust, Inc.-Class A	75,500
8,000	Colony Capital, Inc.-Class A	152,080
13,000	Five Oaks Investment Corp.	67,860
7,000	Owens Realty Mortgage, Inc.	127,750

The accompanying notes are an integral part of these financial statements.

Alpine Financial Services Fund

Schedule of Portfolio Investments—Continued
October 31, 2016

Shares	Security Description	Value

Common Stocks—continued
Mortgage Real Estate Investment—continued
5,000	PennyMac Mortgage Investment Trust	$76,100
5,500	Starwood Property Trust, Inc.	122,320
		846,060
Real Estate Management & Development—0.7%
5,000	Kennedy-Wilson Holdings, Inc.	103,000
Thrifts & Mortgage Finance—12.2%
6,000	Atlantic Coast Financial Corp. (a)	38,520
2,500	BankUnited, Inc.	72,850
2,500	Berkshire Hills Bancorp, Inc.	73,875
8,000	Brookline Bancorp, Inc.	102,400
25,000	Central Federal Corp. (a)	36,375
8,000	EverBank Financial Corp.	154,480
3,000	HopFed Bancorp, Inc.	34,140
12,500	Impac Mortgage Holdings, Inc. (a)	198,125
25,000	NMI Holdings, Inc.-Class A (a)	191,250
12,500	OceanFirst Financial Corp.	258,500
10,000	PennyMac Financial Services, Inc.-Class A (a)	171,000
Shares	Security Description	Value

Common Stocks—continued
Thrifts & Mortgage Finance—continued
2,000	Provident Financial Holdings, Inc.	$38,160
8,000	Radian Group, Inc.	108,720
7,000	Riverview Bancorp, Inc.	36,610
7,500	Walker & Dunlop, Inc. (a)	180,525
		1,695,530
	Total Common Stocks (Cost $11,000,782)	13,631,464

Principal Amount
Short -Term Investments—0.9%
$126,000	State Street Eurodollar Time Deposit, 0.01%	126,000
	Total Short-Term Investments (Cost $126,000)	126,000
Total Investments (Cost $11,126,782) (b)—98.8%		13,757,464
Other Assets in Excess of Liabilities-1.2%		167,558
TOTAL NET ASSETS 100.0%		$13,925,022

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	See Note 8 for the cost of investments for federal tax purposes.
PLC—Public Limited Company

The accompanying notes are an integral part of these financial statements.

Alpine Small Cap Fund

Schedule of Portfolio Investments
October 31, 2016

Shares	Security Description	Value

Common Stocks—94.2%
Aerospace & Defense—2.1%
4,541	HEICO Corp.-Class A	$272,460
Air Freight & Logistics—2.5%
9,018	Hub Group, Inc.-Class A (a)	328,706
Banks—2.7%
10,866	Enterprise Financial Services Corp.	359,665
Biotechnology—2.4%
3,284	Ligand Pharmaceuticals, Inc. (a)	314,377
Building Products—3.5%
7,997	Patrick Industries, Inc. (a)	458,628
Chemicals—2.1%
57,745	AgroFresh Solutions, Inc. (a)	271,402
Communications Equipment—2.5%
11,823	ARRIS International PLC (a)	328,443
Construction & Engineering—4.2%
7,207	Dycom Industries, Inc. (a)	554,435
Construction Materials—2.4%
6,340	U.S. Concrete, Inc. (a)	316,366
Consumer Finance—1.5%
6,055	PRA Group, Inc. (a)	193,155
Electrical Equipment—2.8%
23,776	Babcock & Wilcox Enterprises, Inc. (a)	374,234
Electronic Equipment, Instruments & Components—2.3%
2,148	Littelfuse, Inc.	299,646
Energy Equipment & Services—0.0% (b)
84	Matrix Service Co. (a)	1,487
Equity Real Estate Investment—2.5%
7,910	Education Realty Trust, Inc.	336,887
Food Products—3.5%
38,025	Nomad Foods, Ltd. (a)	467,327
Health Care Equipment & Supplies—5.8%
3,559	ICU Medical, Inc. (a)	495,769
6,956	Natus Medical, Inc. (a)	273,718
		769,487
Health Care Providers & Services—3.0%
10,595	National Research Corp.-Class B	393,710
Hotels, Restaurants & Leisure—3.2%
7,884	Popeyes Louisiana Kitchen, Inc. (a)	420,848
Insurance—5.7%
17,025	Greenlight Capital Re, Ltd.- Class A (a)	338,797
7,600	Primerica, Inc.	415,720
		754,517
Shares	Security Description	Value

Common Stocks—continued
Internet Software & Services—3.0%
5,617	j2 Global, Inc.	$399,650
IT Services—5.1%
6,930	Cardtronics PLC-Class A (a)	346,500
6,282	MAXIMUS, Inc.	327,041
		673,541
Life Sciences Tools & Services—3.2%
9,229	INC Research Holdings, Inc.- Class A (a)	421,765
Machinery—1.1%
3,169	ESCO Technologies, Inc.	141,179
Media—7.3%
17,058	Live Nation Entertainment, Inc. (a)	471,995
10,222	Nexstar Broadcasting Group, Inc.-Class A	498,833
		970,828
Mortgage Real Estate Investment—2.0%
25,897	Altisource Residential Corp.	260,783
Real Estate Management & Development—3.5%
22,460	Kennedy-Wilson Holdings, Inc.	462,676
Software—4.6%
2,601	Fair Isaac Corp.	313,889
14,232	The Descartes Systems Group, Inc. (a)	296,025
		609,914
Specialty Retail—2.9%
4,536	Lithia Motors, Inc., Class A	389,098
Thrifts & Mortgage Finance—6.8%
17,449	Essent Group, Ltd. (a)	461,352
5,886	Meta Financial Group, Inc.	431,149
		892,501
	Total Common Stocks (Cost $11,631,432)	12,437,715

Principal Amount
Short-Term Investments—6.7%
$882,000	State Street Eurodollar Time Deposit, 0.01%	882,000
	Total Short-Term Investments (Cost $882,000)	882,000
Total Investments (Cost $12,513,432) (c)—100.9%		13,319,715
Liabilities in Excess of Other Assets—(0.9)%		(119,071)
TOTAL NET ASSETS 100.0%		$13,200,644

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Amount is less than 0.05%.
(c)	See Note 8 for the cost of investments for federal tax purposes.
PLC—Public Limited Company

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Municipal Income Fund

Schedule of Portfolio Investments
October 31, 2016

Principal Amount	Security Description	Value

Municipal Bonds—102.1%
Alabama—3.5%
$3,781,000	Alabama Housing Finance Authority, Multi-Family Housing, Phoenix Apartments Project—Series A (LOC: Regions Bank) 1.050%, 01/01/2036 (Putable on 11/03/2016) (a)	$3,781,000
7,030,000	Chatom Industrial Development Board Gulf Opportunity Zone Revenue, National Rural Utilities Finance—Series A 0.875%, 11/15/2038 (Putable on 11/15/2016) (a)	7,029,719
2,000,000	Chatom Industrial Development Board Pollution Control Revenue, National Rural Utilities Finance—Series C 0.875%, 12/01/2024 (Putable on 12/01/2016) (a)	1,999,780
1,550,000	Chatom Industrial Development Board Revenue, National Rural Utilities Finance—Series A 0.875%, 08/01/2037 (Putable on 11/01/2016) (a)	1,549,271
100,000	Health Care Authority for Baptist Health Revenue—Series B (CS: Assured Guaranty Municipal) 0.850%, 11/15/2037 (Putable on 11/04/2016) (a)	100,000
17,000,000	Health Care Authority for Baptist Health Revenue—Series B 0.900%, 11/01/2042 (putable on 11/03/2016) (a)	17,000,000
7,300,000	Tuscaloosa County Industrial Development Authority 0.850%, 09/01/2020 (Putable on 11/02/2016) (a)	7,300,000
		38,759,770
Arizona—5.0%
14,100,000	Cochise County Pollution Control Corp. Revenue, Arizona Electric Power Cooperative, Inc. Project 0.950%, 09/01/2024 (Putable on 03/01/2017) (a)	14,097,180
41,000,000	Phoenix Industrial Development Authority, Solid Waste Revenue, Republic Services, Inc. Project 0.750%, 12/01/2035 (Putable on 11/01/2016) (a)	41,000,000
		55,097,180
Arkansas—0.8%
500,000	Baxter County, Regional Medical Center—Series A 5.000%, 09/01/2017	514,545
8,500,000	City of Blytheville Revenue, Nucor Corp. Project 0.900%, 01/02/2033 (Putable on 11/02/2016) (a)	8,500,000
		9,014,545
Principal Amount	Security Description	Value

Municipal Bonds—continued
California—4.7%
$5,000,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue, Waste Management, Inc. Project— Series A 1.050%, 11/01/2038 (Putable on 05/01/2017) (a)	$5,001,000
3,500,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue, Waste Management, Inc. Project— Series A 1.650%, 07/01/2031 (Putable on 05/01/2017) (a)	3,504,655
540,000	California Statewide Communities Development Authority Industrial Development RevenueSpratling- Cranor Properties LLC—Series A (LOC: City National Bank) 1.650%, 06/01/2020 (Putable on 11/02/2016) (a)	540,000
14,700,000	Palomar Pomerado Health Care—Series A, ARN (CS: Assured Guaranty Municipal) 1.740%, 11/01/2036 (Putable on 11/01/2016) (a)	14,700,000
15,025,000	Palomar Pomerado Health Care—Series B, ARN (CS: Assured Guaranty Municipal) 1.730%, 11/01/2036 (Putable on 11/02/2016) (a)	15,025,000
12,950,000	Palomar Pomerado Health Care—Series C, ARN (CS: Assured Guaranty Municipal) 1.750%, 11/01/2036 (Putable on 11/03/2016) (a)	12,950,000
640,000	Riverside County Industrial Development Authority, Universal Forest Products (LOC: JPMorgan Chase Bank NA) 0.750%, 08/01/2029 (Putable on 11/03/2016) (a)	640,000
		52,360,655
Colorado—0.0% (b)
550,000	Colorado Health Facilities Authority, Covenant Retire Community Obligation 2.000%, 12/01/2016	550,435
Connecticut—2.2%
3,465,000	City of New Britain, Bond Anticipation Notes 2.000%, 03/23/2017	3,481,078
15,000,000	Hartford County Metropolitan District, Bond Anticipation Notes 2.000%, 12/01/2016	15,012,900
5,600,000	State of Connecticut, General Obligation—Series B 4.000%, 05/15/2018	5,852,336
		24,346,314

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Municipal Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2016

Principal Amount	Security Description	Value

Municipal Bonds—continued
Delaware—1.6%
$17,810,000	Delaware New County Castle Revenue, Airport Facility, FlightSafety International, Inc. Project.—Series 2002 (CS: Berkshire Hathaway, Inc.) 0.630%, 06/01/2022 (Putable on 11/03/2016) (a)	$17,810,000
District of Columbia—0.7%
7,500,000	Washington Metropolitan Area Transit Authority—Series A 4.000%, 07/01/2017	7,661,400
Florida—4.8%
300,000	City of Tallahassee Revenue, Tallahassee Memorial Healthcare, Inc. Project— Series A 5.000%, 12/01/2016	300,933
27,100,000	Florida Development Finance Corp., Healthcare Facilities Revenue, UF Health-Jacksonville Project—Series B 1.100%, 02/01/2029 (Putable on 11/03/2016) (a)	27,100,000
5,000,000	Liberty County, Industrial Development, Georgia Pacific Corp. Project 0.830%, 10/01/2028 (Putable on 11/03/2016) (a)	5,000,000
11,355,000	Miami-Dade County Expressway Authority Toll System Revenue—Series DCL-2012-005 (CS: AMBAC; LOC: Dexia Credit Local) 1.130%, (MUNIPSA*1 + 50.000 bps) 05/20/2029 (Putable on 11/03/2016) (a)(c)	11,355,000
10,000,000	Miami-Dade County, School Board 1.020%, 05/01/2037 (Putable on 11/03/2016) (a)(c)	10,000,000
		53,755,933
Georgia—0.5%
650,000	Bartow County Development Authority, Georgia Power Company Plant 2.375%, 09/01/2029 (Putable on 08/10/2017) (a)	656,025
800,000	Douglas County Development Authority, Electrical Fiber Systems Project (LOC: Regions Bank) 1.140%, 12/01/2021 (Putable on 11/03/2016) (a)	800,000
4,000,000	Fulton County Development Authority Industrial Development, Leggett & Platt, Inc.Series A, 1.030%, 06/01/2027 (Putable on 11/02/2016) (a)	4,000,000
		5,456,025
Principal Amount	Security Description	Value

Municipal Bonds—continued
Illinois-6.2%
$48,470,000	Chicago Board of Education— Series-DCL-2012-001 (LOC: Dexia Credit Local) 1.284%, 12/01/2034 (Putable on 11/03/2016) (a)(c)	$48,470,000
2,285,000	Chicago Board of Education, General Obligation—Series B (CS: Assured Guaranty Municipal) 5.000%, 12/01/2016	2,292,700
3,000,000	Chicago Midway International Airport, Second Lien—Series C-2 0.630%, 01/01/2035 (Putable on 11/03/2016) (a)	3,000,000
200,000	City of Chicago 5.500%, 01/01/2017	201,250
1,250,000	City of Chicago IL Wastewater Transmission Revenue, Second Lien—Series C 4.000%, 01/01/2017	1,255,575
140,000	Cook County, High School District No. 202, Evanston Township 4.000%, 12/01/2016	140,370
130,000	Illinois Finance Authority Industrial Development Revenue, Church Road Partnership (LOC: JPMorgan Chase Bank) 0.880%, 10/01/2017 (Putable on 11/03/2016) (a)	130,000
210,000	Joilet Park District, General Obligation—Series A 3.000%, 02/01/2017	211,067
4,400,000	Springfield Airport Authority, Allied-Signal, Inc. Project 1.120%, 09/01/2018 (Putable on 11/02/2016) (a)	4,400,000
2,550,000	State of Illinois, General Obligation 5.000%, 01/01/2018	2,558,797
2,250,000	Town of Cicero, General Obligation—Series A 4.000%, 01/01/2017	2,261,183
2,120,000	Upper Illinois River Valley Development, Cathy Asta Enterprises 0.750%, 08/01/2033 (Putable on 11/03/2016) (a)	2,120,000
65,000	Village of Hanover Park Industrial Development Revenue, Spectra-Tech, Inc. Project (LOC: BMO Harris Bank N.A.) 1.250%, 08/01/2017 (Putable on 11/03/2016) (a)	65,000
500,000	Village of Oak Lawn, General Obligation (CS: Assured Guaranty Municipal) 2.500%, 12/01/2016	500,690
955,000	Will-Kankakee Regional Development, Triton Manufacturing Co., Inc. Project 1.250%, 08/01/2025 (Putable on 11/02/2016) (a)	955,000
		68,561,632

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Municipal Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2016

Principal Amount	Security Description	Value

Municipal Bonds—continued
Indiana—7.5%
$320,000	City of South Bend Economic Development Revenue, Dynamic R.E.H.C., Inc. Project (LOC: KeyBank N.A.) 0.790%, 09/01/2020 (Putable on 11/02/2016) (a)	$320,000
6,880,000	Elkhart County Revenue (CS: Pedcor Ivnts-2000-xli LP) 0.830%, 01/01/2035 (Putable on 11/03/2016) (a)	6,880,000
400,000	Gary Chicago International Airport Authority 5.000%, 02/01/2017	403,172
1,500,000	Indiana Finance Authority Economic Development, Republic Services, Inc. Project—Series A 0.850%, 05/01/2034 (Putable on 12/01/2016) (a)	1,499,985
11,385,000	Indiana Finance Authority, Environmental Improvement Revenue, Mittal Steel U.S.A., Inc. Project (LOC: Banco Bilbao Vizcaya Argentaria) 0.790%, 08/01/2030 (Putable on 11/02/2016) (a)	11,385,000
58,825,000	Indiana Finance Authority, Multifamily HSG Revenue (LIQ FAC: CitiGroup) 1.030%, 10/26/2017 (Putable on 11/03/2016) (a)	58,825,000
3,715,000	Indiana Health Facility Financing Authority, Ascension Health—Series CR-A-1 5.000%, 10/01/2027 (Putable on 06/01/2017) (a)	3,804,754
		83,117,911
Iowa—1.3%
1,090,000	Iowa Finance Authority, Pella Regional Health Center Project 5.000%, 12/01/2017	1,093,390
1,250,000	Iowa Higher Education Loan Authority, Anticipation Notes, Private Education Working Capital 2.500%, 05/11/2017	1,259,237
12,000,000	State Finance Authority Midwestern Disaster Area Economic Development, CJ Bio America Inc. Project (LOC: Korea Development Bank) 0.880%, 04/01/2022 (Putable on 11/03/2016) (a)	12,000,000
		14,352,627
Kansas—0.2%
1,000,000	City of Dodge City Industrial Development Revenue, Farmland National Beef Packing Co., L.P. Project (LOC: Rabobank Int.) 1.100%, 03/01/2027 (Putable on 11/03/2016) (a)	1,000,000
Principal Amount	Security Description	Value

Municipal Bonds—continued
Kansas—continued
$1,000,000	City of Liberal KS Industrial Development Revenue, Farmland National Beef Packing Co., L.P. Project (LOC: Rabobank Int.) 1.150%, 02/01/2029 (Putable on 11/03/2016) (a)	$1,000,000
		2,000,000
Kentucky—0.4%
500,000	Kenton County Airport Board, Special Facilities , FlightSafety International, Inc. Project—Series A (CS: Berkshire Hathaway, Inc.) 0.630%, 06/01/2021 (Putable on 11/03/2016) (a)	500,000
4,500,000	Pulaski County Solid Waste Disposal Revenue, National Rural Utilities-East Kentucky Power—Series B 0.950%, 08/15/2023 (Putable on 02/15/2017) (a)	4,498,335
		4,998,335
Louisiana—5.8%
2,240,000	Caddo-Bossier Parishes Port Commission, Oakley Louisiana, Inc. (LOC: Bank of America N.A.) 0.750%, 01/01/2028 (Putable on 11/03/2016) (a)	2,240,000
14,200,000	East Baton Rouge Parish Industrial Development Board, Solid Waste Disposal, Georgia Pacific Corp. Project 0.800%, 06/01/2029 (Putable on 11/02/2016) (a)(c)	14,200,000
4,600,000	Jefferson Parish Industrial Development Board, Sara Lee Corp. Project 0.900%, 06/01/2024 (Putable on 11/01/2016) (a)	4,600,000
430,000	Louisiana Public Facilities Authority, Equipment & Capital Facilities Pooled—Series B (LOC: Capital One Bank NA) 1.040%, 07/01/2033 (Putable on 11/03/2016) (a)	430,000
2,000,000	New Orleans Aviation Board—Series B2 5.000%, 01/01/2017	2,013,300
1,105,000	North Webster Parish Industrial Development Revenue, CSP Project (LOC: Regions Bank) 2.640%, 09/01/2021 (Putable on 11/03/2016) (a)	1,105,000
230,000	Ouachita Parish Industrial Development Board, Garrett Manufacturing LLC (LOC: Regions Bank) 1.140%, 12/01/2016 (Putable on 11/03/2016) (a)	230,000

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Municipal Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2016

Principal Amount	Security Description	Value

Municipal Bonds—continued
Louisiana—continued
$6,900,000	Parish of Ascension, BASF Corp. Project 0.750%, 12/01/2027 (Putable on 11/02/2016) (a)	$6,900,000
12,300,000	Parish of Ascension, Variable Rate Demand Revenue, BASF Corp. 0.750%, 03/01/2025 (Putable on 11/02/2016) (a)	12,300,000
20,000,000	Plaquemines Port Harbor & Terminal District Revenue, International Marine Terminal Project—Series A (LOC: Wells Fargo Bank N.A.) 0.850%, 03/15/2025 (Putable on 03/15/2017) (a)	20,000,000
		64,018,300
Maryland—2.3%
395,000	Maryland Economic Development Corp., Bindagraphics, Inc. Facilities 1.130%, 09/01/2017 (Putable on 11/04/2016) (a)	395,000
625,000	Maryland Economic Development Corp., Bindagraphics, Inc. Project 1.240%, 07/01/2021 (Putable on 11/03/2016) (a)	625,000
330,000	Maryland Economic Development Corp., Games Lithographing Co. Facilities 1.130%, 05/01/2017 (Putable on 11/04/2016) (a)	330,000
7,125,000	Maryland Economic Development Corp., Linemark Printing Project 1.130%, 12/01/2033 (Putable on 11/04/2016) (a)	7,125,000
1,090,000	Maryland Economic Development Corp., Redrock LLC Facilities 1.130%, 11/01/2022 (Putable on 11/04/2016) (a)	1,090,000
13,900,000	Maryland Industrial Development Financing Authority, Various Refunding Occidental Petroleum Corp. 0.790%, 03/01/2030 (Putable on 11/02/2016) (a)	13,900,000
2,570,000	Washington County, Conservit, Inc. Facilities 1.130%, 02/01/2023 (Putable on 11/04/2016) (a)	2,570,000
		26,035,000
Michigan—0.5%
6,000,000	City of Detroit MI Water Supply System—Series F 5.000%, 07/01/2033	6,008,100
Principal Amount	Security Description	Value

Municipal Bonds—continued
Michigan—0.5%
$125,000	Michigan Finance Authority, Refunding College for Studies 3.000%, 12/01/2016	$125,190
		6,133,290
Minnesota—0.1%
1,150,000	Minnesota Housing Finance Agency, Residential Housing—Series S (SPA: Wells Fargo Bank NA) 0.650%, 07/01/2038 (Putable on 11/03/2016) (a)	1,150,000
Mississippi—6.6%
6,495,000	Mississippi Business Finance Corp., Hattiesburg Clinic Professional Association Project (LOC: Regions Bank) 0.950%, 11/01/2026 (Putable on 11/03/2016) (a)	6,495,000
63,000,000	Mississippi Business Finance Corp., PSL-North America LLC Project—Series A (LOC: ICICI Bank) 3.220%, 11/01/2032 (Putable on 11/03/2016) (a)	63,000,000
3,960,000	Mississippi Business Finance Corp., Tri-State Truck Center, Inc. Project (LOC: Regions Bank) 0.950%, 03/01/2033 (Putable on 11/03/2016) (a)	3,960,000
		73,455,000
Missouri—0.0% (b)
300,000	Missouri Development Finance Board, Independence Centerpoint Project—Series B 3.000%, 04/01/2017	302,280
200,000	Missouri Development Finance Board, Independence Events Center Project—Series A 3.000%, 04/01/2017	201,520
		503,800
New Hampshire—0.1%
995,000	New Hampshire Business Finance Authority, Pennichuck Water Works, Inc. Project—Series A 4.000%, 01/01/2017	999,209
New Jersey—8.9%
7,338,619	Borough of Keansburg, Bond Anticipation Notes, General Obligation 2.000%, 06/22/2017	7,386,467
13,295,000	Borough of Keansburg, Bond Anticipation Notes, General Obligation 2.000%, 08/02/2017	13,390,325
4,632,928	Borough of Union Beach, Bond Anticipation Notes 2.000%, 03/01/2017	4,648,726

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Municipal Income Fund

Schedule of Portfolio Investments—Continued

October 31, 2016

Principal Amount	Security Description	Value

Municipal Bonds—continued
New Jersey—continued
$500,000	Casino Reinvestment Development Authority—Series D 4.000%, 11/01/2016	$500,000
2,189,765	City of Linwood, Bond Anticipation Notes, General Obligation 2.000%, 07/27/2017	2,204,283
8,799,000	City of Newark, General Obligation 2.500%, 12/06/2016	8,805,687
1,270,000	New Jersey Economic Development Authority—Series H 1.530%, (MUNIPSA*1 +90.000 bps) 02/01/2017 (Putable on 11/03/2016) (a)	1,270,241
2,000,000	New Jersey Economic Development Authority—Series K 1.360%, (MUNIPSA*1 +73.000 bps) 02/01/2017 (Putable on 11/03/2016) (a)	2,000,200
26,300,000	New Jersey Economic Development Authority, Port Newark Container Terminal LLC Project—Series B (LOC: Sovereign Bank N.A.) 0.800%, 07/01/2030 (Putable on 11/02/2016) (a)	26,300,000
4,200,000	New Jersey Higher Education Student Assistance Authority, AMT-Student Loan Recovery—Series 1A 5.000%, 12/01/2016	4,213,608
5,000,000	New Jersey Transportation Trust Fund Authority, Transportation System—Series A 5.000%, 12/15/2017	5,210,050
6,341,400	Township of Irvington, General Obligation 3.000%, 06/16/2017	6,364,737
16,452,622	Township of Toms River, Bond Anticipation Notes, General Obligation 2.000%, 06/21/2017	16,586,053
		98,880,377
New York—13.0%
7,000,000	Alden Central School District, Bond Anticipation Notes, General Obligation (CS: State Aid Withholding) 2.000%, 06/21/2017	7,047,740
5,500,000	Binghamton City School District, Bond Anticipation Notes, General Obligation (CS: State Aid Withholding) 1.500%, 06/30/2017	5,518,700
8,350,000	City of Dunkirk, Bond Anticipation Notes 2.000%, 03/23/2017	8,382,481
6,930,361	City of Glen Cove, Bond Anticipation Notes—Series B 2.000%, 09/13/2017	6,963,350
596,000	County of Rockland, Bond Anticipation Notes—Series A 2.000%, 12/01/2016	596,542
Principal Amount	Security Description	Value

Municipal Bonds—continued
New York—continued
$7,000,000	County of Rockland, Tax Anticipation Notes 2.000%, 03/16/2017	$7,029,820
3,600,000	Dunkirk City School District, Bond Anticipation Notes, General Obligation (CS: State Aid Withholding) 2.000%, 07/26/2017	3,626,424
2,500,000	East Greenbush Central School District, Bond Anticipation Notes, General Obligation—Series B 2.000%, 02/10/2017	2,507,550
13,000,000	Fonda-Fultonville Central School District, Bond Anticipation Notes, General Obligation 2.000%, 08/04/2017	13,095,420
1,000,000	Forestville Central School District, Bond Anticipation Notes, General Obligation (CS: State Aid Withholding) 2.000%, 06/07/2017	1,005,980
10,195,000	Herkimer Central School District, Bond Anticipation Notes 2.000%, 08/11/2017	10,262,185
5,110,000	Jamestown City School District, General Obligation (CS: State Aid Withholding) 2.000%, 06/22/2017	5,148,632
6,825,000	Lackawanna City School District, Bond Anticipation Notes 2.000%, 03/02/2017	6,845,953
10,000,000	Nassau County, Revenue Anticipation Notes, General Obligation—Series A 2.000%, 12/07/20161	10,011,700
5,000,000	Nassau Health Care Corp., Revenue Anticipation Notes 2.000%, 01/17/2017	5,006,500
640,000	New York City Housing Development Corp.—Series E-1-A 0.750%, 11/01/2016	640,000
1,300,000	New York City Industrial Development Agency, Novelty Crystal Corp. Project. 1.180%, 12/01/2034 (Putable on 11/03/2016) (a)	1,300,000
150,000	New York City Industrial Development Agency, Allway Tools, Inc. (LOC: Citibank N.A.) 1.130%, 08/01/2017 (Putable on 11/03/2016) (a)	150,000
660,000	New York City Industrial Development Agency, Allway Tools, Inc. (LOC: Citibank N.A.) 1.130%, 08/01/2020 (Putable on 11/03/2016) (a)	660,000

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Municipal Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2016

Principal Amount	Security Description	Value

Municipal Bonds—continued
New York—continued
$12,500,000	New York Environmental Facilities Corp. Solid Waste Disposal Revenue, Waste Management, Inc. Project—Series 2012 0.700%, 05/01/2030 (Putable on 11/01/2016) (a)	$12,500,000
200,000	New York State Housing Finance Agency, HSG-605 West 42nd Street Owner LLC 0.720%, 05/01/2048 (Putable on 11/01/2016) (a)	200,000
4,715,000	Port Authority of New York & New Jersey—Series 188 5.000%, 05/01/2017	4,811,563
2,120,000	Rockland County, General Obligation 5.000%, 03/01/2017	2,146,648
1,125,000	Rockland County, General Obligation—Series A (CS: AGM) 5.000%, 03/01/2017	1,139,636
4,000,000	Salmon River Central School District, Anticipation Notes, General Obligation (CS: State Aid Withholding) 2.000%, 06/16/2017	4,020,880
3,000,000	Town of Oyster Bay, Bond Anticipation Notes, General Obligation—Series A 2.750%, 02/03/2017	3,001,290
6,257,000	Town of Salina, Bond Anticipation Notes, General Obligation 2.000%, 06/16/2017	6,299,485
13,757,000	Utica School District, Bond Anticipation Notes, General Obligation (CS: State Aid Withholding) 2.000%, 07/21/2017	13,817,256
300,000	Westchester Tobacco Asset Securitization Corp. 5.000%, 06/01/2026	305,145
		144,040,880
North Carolina—3.8%
18,900,000	Hertford County Industrial Facilities & Pollution Control Financing Authority, Nucor Corp. Project—Series A 0.900%, 11/01/2033 (Putable on 11/02/2016) (a)	18,900,000
13,100,000	Hertford County Industrial Facilities & Pollution Control Financing Authority, Nucor Corp. Project—Series B 0.880%, 11/01/2033 (Putable on 11/02/2016) (a)	13,100,000
Principal Amount	Security Description	Value

Municipal Bonds—continued
North Carolina—continued
$10,000,000	North Carolina Capital Facilities Finance Agency, Solid Waste Disposal Revenue, Republic Services, Inc. Project—Series B 0.850%, 12/01/2020 (Putable on 12/01/2016) (a)	$9,999,900
		41,999,900
Ohio—1.1%
2,700,000	State of Ohio Revenue, Universal Forest Products (LOC: JPMorgan Chase Bank NA) 0.800%, 10/01/2020 (Putable on 11/03/2016) (a)	2,700,000
9,000,000	State of Ohio, University Hospital Health 0.760%, 01/15/2045 (Putable on 11/01/2016) (a)	9,000,000
		11,700,000
Oregon—2.0%
250,000	City of Forest Grove, Pacific University 3.000%, 05/01/2017	252,050
4,325,000	Gilliam County, Solid Waste Disposal Revenue, Waste Management, Inc. Project—Series A 1.200%, 08/01/2025 (Putable on 05/01/2017) (a)(c)	4,327,292
2,000,000	State of Oregon Housing & Community Services Department Revenue, Holiday Garden Apartments Project—Series D 0.800%, 08/01/2018 (Putable on 02/01/2017) (a)	1,998,960
15,550,000	State of Oregon, Adjustable Refunding, Georgia-Pacific Corp. Project 0.800%, 12/01/2025 (Putable on 11/02/2016) (a)	15,550,000
		22,128,302
Pennsylvania—3.5%
4,000,000	Cumberland County, Municipal Authority, AICUP Financing Program, Messiah College 3.000%, 05/01/2044 (Putable on 05/01/2017) (a)	4,033,000
290,000	Cumberland County, Municipal Authority, Diakon Lutheran Social Ministries 4.000%, 01/01/2017	291,273
10,000,000	Dallastown Area School District 1.584%, (MUNIPSA*0.1 + 150.000 bps) 04/14/2017 (a)	10,026,300
165,000	East Hempfield Township Industrial Development Authority, Willow Valley Communities 1.000%, 12/01/2016	164,990
9,900,000	Emmaus General Authority (SPA: Wells Fargo Bank N.A.) 0.650%, 12/01/2028 (Putable on 11/02/2016) (a)	9,900,000

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Municipal Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2016

Principal Amount	Security Description	Value

Municipal Bonds—continued
Pennsylvania—continued
$815,000	Franklin County Industrial Development Authority, Precast System LLC Project—Series A 1.130%, 11/01/2021 (Putable on 11/04/2016) (a)	$815,000
480,000	Lancaster Industrial Development Authority, Henry Molded Products—Series C 1.130%, 02/01/2020 (Putable on 11/03/2016) (a)	480,000
4,000,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue, Waste Management, Inc. 0.700%, 08/01/2045 (Putable on 11/01/2016) (a)	4,000,000
6,270,000	Pennsylvania Higher Educational Facilities Authority, VAR-AICUP Financing Program 3.000%, 05/01/2033 (Putable on 05/01/2017) (a)	6,329,189
1,300,000	Pennsylvania Higher Educational Facilities Authority, Variable AICUP Financing Program—Series T2 1.000%, 05/01/2030 (Putable on 05/01/2017) (a)	1,299,493
730,000	York County Industrial Development Authority, Riach Family, Ltd. Partners Project 1.130%, 03/01/2020 (Putable on 11/04/2016) (a)	730,000
480,000	York County Industrial Development Authority, York Sheet Metal Project 1.240%, 08/01/2018	480,000
		38,549,245
Puerto Rico—0.7%
2,590,000	Commonwealth of Puerto Rico, Public Improvement Bonds (CS: Assured Guaranty Municipal) 5.500%, 07/01/2017	2,659,826
500,000	Commonwealth of Puerto Rico, Public Improvement Bonds—Series A (CS: Assured Guaranty Municipal) 5.000%, 07/01/2017	512,130
670,000	Commonwealth of Puerto Rico, Public Improvement Bonds—Series A (CS: NATL-RE) 5.500%, 07/01/2017	685,531
1,580,000	Puerto Rico Electric Power Authority—Series LL (CS: NATL-RE) 5.500%, 07/01/2017	1,616,087
250,000	Puerto Rico Electric Power Authority—Series SS (CS: NATL-RE) 5.000%, 07/01/2017	251,845
Principal Amount	Security Description	Value

Municipal Bonds—continued
Puerto Rico—continued
$1,465,000	Puerto Rico Highways & Transportation Authority—Series AA (CS: NATL-RE) 5.500%, 07/01/2017	$1,498,461
1,100,000	Puerto Rico Highways & Transportation Authority—Series E (CS: Assured Guaranty Municipal) 5.500%, 07/01/2017	1,129,656
		8,353,536
Rhode Island—0.0% (b)
500,000	Providence Redevelopment Agency Revenue—Series A 3.000%, 04/01/2017	503,120
Tennessee—1.6%
14,000,000	Lewisburg Industrial Development Board Solid Waste Disposal Revenue, Waste Management, Inc. of Tennessee Project 0.700%, 07/02/2035 (Putable on 11/01/2016) (a)	14,000,000
2,820,000	Sevier County Public Building Authority, Local Government Public Improvement (CS: AMBAC, LOC: KBC Bank NV) 2.680%, 06/01/2026 (Putable on 11/03/2016) (a)	2,820,000
1,050,000	Tennessee State School Bond Authority, Refunding higher Educational Facilities—Series C 5.000%, 05/01/2017	1,057,707
		17,877,707
Texas—7.0%
15,000,000	Calhoun County Navigation Industrial Development Authority, British Petroleum Co. 0.730%, 01/01/2024 (Putable on 11/02/2016) (a)	15,000,000
2,635,000	City of Wichita Falls TX Water & Sewer System 2.000%, 08/01/2017	2,655,843
2,000,000	Dallas Independent School District, Multi-Modal School Building—Series B-1 3.000%, 02/15/2036 (Putable on 02/15/2017) (a)	2,012,860
4,680,000	Dallas Independent School District, Multi-Modal School Building—Series B-2 4.000%, 02/15/2036 (Putable on 02/15/2018) (a)	4,856,062
220,000	Mesquite Health Facility Development Corp., Christian Care Centers, Inc. 1.400%, 02/15/2017	219,910

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Municipal Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2016

Shares	Security Description	Value

Municipal Bonds—continued
Texas—7.0%
$7,500,000	Mission Economic Development Corp. Solid Waste Disposal Revenue, Republic Services, Inc. Project 0.750%, 01/01/2026 (Putable on 11/01/2016) (a)	$7,500,000
180,000	New Hope Cultural Education Facilities Corp., Cardinal Bay, Inc. Village On The Park—Series B 3.000%, 07/01/2017	181,708
170,000	New Hope Cultural Education Facilities Corp., Cardinal Bay, Inc. Village On The Park—Series B 3.000%, 07/01/2018	173,266
130,000	New Hope Cultural Education F acilities Corp., Cardinal Bay, Inc. Village On The Park—Series C 3.000%, 07/01/2017	130,335
125,000	New Hope Cultural Education Facilities Corp., Cardinal Bay, Inc. Village On The Park—Series C 3.000%, 07/01/2018	125,360
4,900,000	Port of Corpus Christi Authority of Nueces County, Flint Hills Resources LP, Project 0.710%, 01/01/2032 (Putable on 11/02/2016) (a)	4,900,000
16,540,000	Port of Corpus Christi Authority of Nueces County, Solid Waste Disposal, Flint Hills Resources LP, West Plant Project—Series A 0.700%, 07/01/2029 (Putable on 11/02/2016) (a)(c)	16,540,000
4,200,000	Port of Port Arthur Navigation District, Motiva Enterprises—Series B 0.730%, 12/01/2039 (Putable on 11/01/2016) (a)	4,200,000
12,500,000	Port of Port Arthur Texas Navigation District, Environmental Facilities, Motiva Enterprises—Series E 0.730%, 11/01/2040 (Putable on 11/01/2016) (a)	12,500,000
4,200,000	Port of Port Arthur Texas Navigation District, Motiva Enterprises LLC—Series A 0.730%, 12/01/2039 (Putable on 11/01/2016) (a)	4,200,000
2,600,000	Texas Public Finance Authority, Texas Southern University 2.000%, 05/01/2017	2,610,868
		77,806,212
Vermont—1.2%
2,500,000	Vermont Housing Finance Agency—Series A (SPA: TD Bank N.A.) 0.750%, 05/01/2029 (Putable on 11/03/2016) (a)	2,500,000
Shares	Security Description	Value

Municipal Bonds—continued
Vermont—continued
$11,000,000	Vermont Housing Finance Agency, Multiple Purpose—Series C (SPA: Bank of New York Mellon; INS. Assured Guaranty) 0.680%, 11/01/2037 (Putable on 11/02/2016) (a)	$11,000,000
		13,500,000
Virginia—1.2%
13,700,000	Campbell County Industrial Development Authority, Solid Waste Disposal Facility Revenue, Georgia Pacific Corp. Project 0.800%, 12/01/2019 (Putable on 11/02/2016) (a)(c)	13,700,000
Washington—0.2%
1,400,000	Washington Economic Development Finance Authority, Belina Interiors, Inc.—Series E (LOC: KeyBank N.A.) 1.080%, 08/01/2033 (Putable on 11/03/2016) (a)	1,400,000
1,090,000	Washington Economic Development Finance Authority, Belina Interiors, Inc.—Series F (LOC: KeyBank N.A.) 1.080%, 11/01/2023 (Putable on 11/03/2016) (a)	1,090,000
		2,490,000
West Virginia—2.2%
24,000,000	West Virginia Economic Development Authority, Appalachian Power Co.—Series A 0.910%, 02/01/2036 (Putable on 11/03/2016) (a)	24,000,000
Wisconsin—0.6%
2,165,000	City of Baraboo, Industrial Development Revenue, Series 2007, Teel Plastics, Inc. Project (LOC: BMO Harris Bank N.A.) 1.250%, 11/01/2042 (Putable on 11/03/2016) (a)	2,165,000
1,675,000	Mequon Industrial Development Revenue, SPI Lighting (LOC: BMO Harris Bank N.A.) 1.250%, 12/01/2023 (Putable on 11/03/2016) (a)	1,675,000
475,000	Milwaukee Redevelopment Authority, Kubin Nicholson Corp. Project—Series A (LOC: BMO Harris Bank N.A.) 1.250%, 08/01/2020 (Putable on 11/03/2016) (a)	475,000
2,610,000	Village of Menomonee Falls Industrial Development Revenue, AJ Die-Namics Project (LOC: BMO Harris Bank N.A.) 1.250%, 11/01/2036 (Putable on 11/03/2016) (a)	2,610,000

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Municipal Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2016

Principal Amount	Security Description	Value

Municipal Bonds—continued
Wisconsin—continued
$250,000	Wisconsin State Health & Educational Facilities, Community Care, Inc. (LOC: Bank Of Montreal) 1.250%, 09/01/2032 (Putable on 11/03/2016) (a)	$250,000
		7,175,000
Wyoming-0.3%
2,855,000	Gillette Environmental Improvement Revenue, Black Hills Power and Light Co.—Series A 0.790%, 06/01/2024 (Putable on 11/02/2016) (a)	2,855,000
	Total Municipal Bonds (Cost $1,135,702,918)	1,135,696,640
Shares	Security Description	Value

Money Market Funds—0.0% (b)
$51,029	BlackRock Liquidity Funds MuniCash Portfolio, Institutional Shares, 0.46%	$51,029
	Total Money Market Funds (Cost $51,034)	51,029
Total Investments (Cost $1,135,753,952) (d)—102.1%		1,135,747,669
Liabilities in Excess of Other Assets—(2.1)%		(23,645,555)
TOTAL NET ASSETS 100.0%		$1,112,102,114

Percentages are stated as a percent of net assets.

(a)	Variable Rate Security—The rate reported is the rate in effect as of October 31, 2016.
(b)	Amount is less than 0.05%.
(c)	Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 10.7% of the Fund’s net assets.
(d)	See Note 7 for the cost of investments for federal tax purposes.

AGM—Assured Guaranty Municipal Corp.

AMBAC—American Municipal Bond Assurance Corp.

ARN—Auction Rate Note

CS—Credit Support

CSP—Continental Structural Plastics

LIQ FAC—Liquidity Facility

LOC—Line of Credit

MUNIPSA—SIFMA Municipal Swap Index Yield Analysis

NA—North America

NATL—RE-Reinsurance provided by National Public Finance Guarantee Corp.

SPA—Standby Purchase Agreement

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments

October 31, 2016

Principal Amount	Security Description	Value

Municipal Bonds-103.8%
Alabama—3.8%
$750,000	Alabama Industrial Development Solid Waste Disposal Revenue (CS: OfficeMax, Inc.) 6.450%, 12/01/2023	$751,252
500,000	Alabama Special Care Facilities Financing Authority-Birmingham Revenue, Methodist Homes for the Aging—Series 2015-1 5.250%, 06/01/2025	561,205
45,000	City of Jemison AL Water & Sewer—Series A 3.000%, 03/01/2017	45,096
50,000	City of Jemison AL Water & Sewer—Series A 3.000%, 03/01/2018	50,311
50,000	City of Jemison AL Water & Sewer—Series A 3.000%, 03/01/2019	50,302
50,000	City of Jemison AL Water & Sewer—Series A 3.000%, 03/01/2020	50,204
50,000	City of Jemison AL Water & Sewer—Series A 3.000%, 03/01/2021	50,019
290,000	City of Jemison AL Water & Sewer—Series A 3.500%, 03/01/2026	288,390
850,000	Health Care Authority for Baptist Health Revenue—Series D 5.000%, 11/15/2021	852,915
2,855,000	Jefferson County Ltd. Obligation School Warrants—Series A 4.750%, 01/01/2025	2,878,953
250,000	Jefferson County Ltd. Obligation School Warrants—Series A 5.250%, 01/01/2017	253,817
160,000	Jefferson County, Capital Improvement Warrants—Series A (CS: NATL-RE) 5.000%, 04/01/2023	162,946
65,000	Jemison Public Building Authority, Municipal Projects—Series B 3.000%, 03/01/2017	65,176
65,000	Jemison Public Building Authority, Municipal Projects—Series B 3.000%, 03/01/2018	65,625
70,000	Jemison Public Building Authority, Municipal Projects—Series B 3.000%, 03/01/2019	70,912
70,000	Jemison Public Building Authority, Municipal Projects—Series B 3.000%, 03/01/2020	70,885
70,000	Jemison Public Building Authority, Municipal Projects—Series B 3.000%, 03/01/2021	70,708
400,000	Jemison Public Building Authority, Municipal Projects—Series B 3.500%, 03/01/2026	406,788
Principal Amount	Security Description	Value

Municipal Bonds—continued
Alabama—continued
$445,000	Selma Industrial Development Board Revenue, Zilkha Biomass Selma LLC Project 7.500%, 05/01/2025 (a)	$445,552
		7,191,056
Arizona—2.9%
640,000	Glendale Industrial Development Authority; Glencroft Retirementbligation 4.250%, 11/15/2026	628,704
225,000	Industrial Development Authority of the City of Phoenix Revenue, Freedom Academy, Inc. (CS: Freedom Academy, Inc.) 3.875%, 07/01/2021 (a)	225,706
725,000	La Paz County Industrial Development Authority Revenue, Charter School Solutions- Harmony Public School Project—Series A 5.000%, 02/15/2021 (a)	791,685
500,000	La Paz County Industrial Development Authority Revenue, Charter School Solutions-Harmony Public School Project—Series A 5.000%, 02/15/2026 (a)	565,760
500,000	Maricopa County Industrial Development, Paradise Schools Project 2.875%, 07/01/2021 (a)	499,445
1,250,000	Maricopa County Industrial Development, Paradise Schools Project 4.000%, 07/01/2026 (a)	1,286,325
1,000,000	Mohave County Industrial Development Authority, Prison LLC Expansion Project (CS: Mohave Prison LLC) 8.000%, 05/01/2025	1,000,000
200,000	Phoenix Industrial Development Authority, AZ GFF Tiyan LLC (Guam annual appropriation) 5.000%, 02/01/2018	204,830
175,000	Phoenix Industrial Development Authority, Basis School, Inc. 3.000%, 07/01/2020 (a)	176,815
145,000	Phoenix Industrial Development Authority, Legacy Traditional Schools Project—Series A 4.750%, 07/01/2019 (a)	151,244
		5,530,514
California—6.4%
250,000	California Municipal Finance Authority, Julian Charter School Project—Series A 5.000%, 03/01/2025 (a)	259,465
2,500,000	California School Finance Authority, Ocean Charter School 6.000%, 01/01/2019 (a)	2,500,250

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments—Continued
October 31, 2016

Principal Amount	Security Description	Value

Municipal Bonds—continued
California—continued
$450,000	City of Roseville, HP Campus Oaks, Community Facilities District 4.000%, 09/01/2026	$452,893
180,000	Inland Empire Tobacco Securitization Authority, Tobacco Settlement—Series A 4.625%, 06/01/2021	180,826
140,000	Inland Empire Tobacco Securitization Authority, Tobacco Settlement—Series A 5.000%, 06/01/2021	140,676
1,175,000	Palomar Pomerado Health Care—Series A, ARN (CS: Assured Guaranty Municipal) 1.740%, 11/01/2036 (Putable on 11/01/2016) (b)	1,175,000
2,700,000	Palomar Pomerado Health Care—Series B, ARN (CS: Assured Guaranty Municipal) 1.730%, 11/01/2036 (Putable on 11/02/2016) (b)	2,700,000
1,250,000	Palomar Pomerado Health Care—Series C, ARN (CS: Assured Guaranty Municipal) 1.750%, 11/01/2036 (Putable on 11/03/2016) (b)	1,250,000
2,520,000	Riverside County Industrial Development Authority, Universal Forest Products (LOC: JPMorgan Chase Bank NA) 0.750%, 08/01/2029 (Putable on 11/03/2016) (b)	2,520,000
985,000	Tobacco Securitization Authority of Northern California Revenue—Series A-2 5.400%, 06/01/2027	996,259
		12,175,369
Colorado—1.5%
110,000	Colorado Health Facilities Authority, Covenant Retirement Communities, Inc.—Series B 3.150%, 12/01/2018	110,152
1,265,000	Colorado Housing & Finance Authority Economic Development, Pacific Instruments Project (LOC: Wells Fargo Bank N.A.) 0.800%, 08/01/2020 (Putable on 11/03/2016) (b)	1,265,000
805,000	Denver Convention Center Hotel Authority 5.000%, 12/01/2024	949,208
500,000	Lambertson Farms Metropolitan District No. 1, General Obligation 5.000%, 12/15/2025	505,510
		2,829,870
Principal Amount	Security Description	Value

Municipal Bonds—continued
Connecticut—1.6%
$1,000,000	Connecticut State Health & Educational Facility, Church Home Of Hartford, Inc. Project (CS: Church Home of Hartford) 2.875%, 09/01/2020 (a)	$1,004,340
1,400,000	Connecticut State Health & Educational Facility, Church Home Of Hartford, Inc. Project—Series B-1 (CS: Church Home of Hartford) 3.250%, 09/01/2021 (a)	1,414,518
500,000	Mohegan Tribe of Indians of Connecticut Revenue—Series C 4.750%, 02/01/2020 (a)	501,725
		2,920,583
Delaware—2.8%
5,300,000	Delaware New County Castle Revenue, Airport Facility, FlightSafety International, Inc. Project.—Series 2002 (CS: Berkshire Hathaway, Inc.) 0.630%, 06/01/2022 (Putable on 11/03/2016) (b)	5,300,000
District of Columbia—0.5%
250,000	District of Columbia Revenue, National Law Enforcement Officers Memorial Fund, Inc.—Series B 5.750%, 07/01/2025	250,593
475,000	District of Columbia, Howard University—Series A 5.250%, 10/01/2022	511,912
240,000	District of Columbia, Methodist Home 4.500%, 01/01/2025	244,752
		1,007,257
Florida—1.7%
250,000	Capital Trust Agency, Inc. Revenue, First Mortgage Revenue-Silver Creek St. Augustine Project—Series A 6.500%, 01/01/2024	214,540
170,000	Capital Trust Agency, Inc. Revenue, River City Education Services, Inc. Project—Series A 4.625%, 02/01/2025	173,317
100,000	Celebration Pointe Community Development District No.1, Special Assessment Revenue 4.750%, 05/01/2024	103,180
200,000	City of Atlantic Beach, Health Care Facilities Revenue Naval CCRC—Series A 5.000%, 11/15/2021	226,440
200,000	City Of Tampa, Solid Waste System Revenue 5.000%, 10/01/2020	223,822

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments—Continued

October 31, 2016

Principal Amount	Security Description	Value

Municipal Bonds—continued
Florida—continued
$300,000	Collier County Industrial Development Authority CCRC, Arlington of Naples Project—Series B-1 6.875%, 05/15/2021 (a)	$301,398
340,000	Florida Development Finance Corp. Revenue, Tuscan Isle Champions Gate Project—Series A6.000%, 06/01/2030 (a)	347,681
100,000	Florida Development Finance Corp., Educational Facilities Revenue Bonds, Miami Arts Charter School Project—Series A 5.000%, 06/15/2024 (a)	102,412
700,000	Liberty County, Industrial Development, Georgia Pacific Corp. Project 0.830%, 10/01/2028 (Putable on 11/03/2016) (b)	700,000
290,000	State Development Finance Corp. Revenue, Tuscan Isle Obligated Group—Series A 6.500%, 06/01/2025 (a)	307,820
75,000	Village Community Development District #11, Special Assessment Revenue 3.250%, 05/01/2019	75,220
500,000	Village Community Development District #12, Special Assessment Revenue 2.875%, 05/01/2021	497,805
		3,273,635
Georgia—3.2%
997,000	Georgia Local Government, Certificate Participation—Series A 4.750%, 06/01/2028	1,111,755
5,000,000	Walker County, Tax Anticipation Notes General Obligation 4.250%, 12/30/2016	4,998,750
		6,110,505
Guam—0.4%
250,000	Guam International Airport Authority—Series C 5.000%, 10/01/2021	277,555
200,000	Territory of Guam—Series A 2.000%, 12/01/2016	200,148
200,000	Territory of Guam—Series A 5.000%, 12/01/2017	207,608
		685,311
Idaho—0.7%
120,000	Idaho Health Facilities Authority, The Terraces Boise Project—Series B-2 6.000%, 10/01/2021	120,152
Principal Amount	Security Description	Value

Municipal Bonds—continued
Idaho—continued
$900,000	Idaho Housing & Finance Association; Idaho Arts Charter School—Series A 4.000%, 12/01/2026	$948,483
200,000	Idaho Housing & Finance Association; Victory Charter School—Series A 4.000%, 07/01/2026	210,816
		1,279,451
Illinois—6.9%
100,000	Chicago Board of Education—Series A 5.500%, 12/01/2018	103,241
155,000	Chicago Board of Education, Dedicated Revenues (CS: Assured Guaranty Municipal) 5.000%, 12/01/2022	158,791
225,000	Chicago Board of Education, General Obligation—Series A (CS: NATL-RE) 5.000%, 12/01/2020	227,855
100,000	Chicago Board of Education, General Obligation—Series A (CS: NATL-RE) 5.000%, 12/01/2021	100,333
75,000	Chicago Board of Education, General Obligation—Series A (CS: NATL-RE) 5.250%, 12/01/2018	79,337
725,000	Chicago Board of Education, General Obligation—Series A (CS: NATL-RE) 5.250%, 12/01/2019	731,075
500,000	Chicago Board of Education, General Obligation—Series B (CS: Assured Guaranty Municipal) 5.000%, 12/01/2016	501,685
200,000	Chicago Board of Education, Refunding—Series G 4.630%, (MUNIPSA*1 + 400,000 bps) 03/01/2032 (Putable on 11/03/2016) (b)	199,840
150,000	City of Chicago—Series A 4.000%, 01/01/2019	151,356
210,000	City of Chicago—Series A 4.000%, 01/01/2020	211,176
100,000	City of Chicago, General Obligation (CS: AMBAC) 5.000%, 12/01/2024	100,238
135,000	City of Chicago, General Obligation—Series A 5.000%, 01/01/2018	137,696
10,000	City of Chicago, General Obligation—Series A (CS: Assured Guaranty Municipal) 5.000%, 01/01/2023	10,034

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments—Continued

October 31, 2016

Principal Amount	Security Description	Value

Municipal Bonds—continued
Illinois—continued
$70,000	City of Chicago, General Obligation—Series B (CS: Assured Guaranty Municipal) 5.000%, 01/01/2018	$71,242
40,000	City of Chicago, General Obligation—Series B (CS: Assured Guaranty Municipal) 5.000%, 01/01/2026	40,138
1,000,000	City of Chicago, General Obligation—Series B (CS: Assured Guaranty Municipal) 5.000%, 01/01/2027	1,012,930
600,000	Cook County School District No. 144, Prairie Hills—Series A 4.000%, 12/01/2033	616,830
310,000	Illinois Finance Authority Educational Facility Revenue, Senior Rogers Park Montessori School Project 5.000%, 02/01/2024	321,827
685,000	Illinois Finance Authority Revenue, Refunding Christian Homes (CS: Christian Homes, Inc. Obligation) 5.000%, 05/15/2031	766,494
440,000	Illinois Finance Authority, Belmont School Project 4.500%, 12/01/2020 (a)	447,194
350,000	Illinois Finance, Riverside Health System 4.000%, 11/15/2034	363,493
635,000	Macon & De Witt Counties Community Unit School District No. 2 Maroa-Forsyth, General Obligation 4.500%, 10/01/2018	643,217
150,000	Southwestern Development Authority, Memorial Group, Inc. 5.750%, 11/01/2019	165,888
745,000	State of Illinois, General Obligation (INS. Assured Guaranty) 4.000%, 02/01/2030	746,833
740,000	State of Illinois, General Obligation 5.000%, 02/01/2020	790,128
700,000	State of Illinois, General Obligation (CS: AMBAC) 5.000%, 04/01/2021	702,415
100,000	State of Illinois, General Obligation (CS: AMBAC) 5.000%, 11/01/2024	100,345
380,000	State of Illinois, General Obligation—Series A 5.000%, 03/01/2017	381,227
Principal Amount	Security Description	Value

Municipal Bonds—continued
Illinois—continued
$50,000	State of Illinois, General Obligation Refunding Bond 5.000%, 08/01/2021	$54,459
180,000	Stephenson County Revenue (CS: AMBAC) 4.500%, 12/01/2020	185,749
900,000	United City of Yorkville, Special Service NO. 04-104-MPI Grande Reserve Project 6.375%, 03/01/2034	891,558
1,540,000	Upper Illinois River Valley Development, Cathy Asta Enterprises 0.750%, 08/01/2033 (Putable on 11/03/2016) (b)	1,540,000
245,000	Village of Willow Springs—Series A 4.500%, 12/15/2022	244,978
285,000	Village of Willow Springs—Series C 4.450%, 12/15/2021	284,974
		13,084,576
Indiana—1.7%
100,000	City of Anderson, Economic Development Revenue, Anderson University Project 5.000%, 10/01/2024	100,418
1,000,000	City of Indianapolis Indiana Economic Development Refunding, Brookhaven At County Line Apartments Project.—Series A 6.250%, 07/01/2043	1,110,610
235,000	City of Valparaiso Exempt Facilities Revenue, Pratt Paper LLC Project 5.875%, 01/01/2024	271,759
1,425,000	Indiana Finance Authority Revenue, Private Activity OH River Bridge—Series B (CS: Wvb East End Partners LLC) 5.000%, 01/01/2019	1,433,892
225,000	Indiana Finance Authority, King’s Daughters Hospital & Health Services 5.000%, 08/15/2020	247,860
50,000	Indiana Finance Authority, United States Steel Corp. 6.000%, 12/01/2019	50,305
		3,214,844
Iowa—0.2%
430,000	Iowa Higher Education Loan Authority, Wartburg College Project 2.500%, 10/01/2020	428,723
Kansas—1.9%
1,040,000	Kansas Independent College Finance Authority, Anticipation Notes, Bethany College—Series A 6.950%, 05/01/2017 (a)	1,043,942

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments—Continued

October 31, 2016

Principal Amount	Security Description	Value

Municipal Bonds—continued
Kansas—continued
$200,000	Kansas Independent College Finance Authority, Anticipation Notes, Bethel College—Series D 4.050%, 05/01/2017	$200,822
1,600,000	Kansas Independent College Finance Authority, Anticipation Notes, Ottawa University—Series C 4.900%, 05/01/2017	1,606,352
235,000	Overland Park Development Corp. Revenue, Second Tier Convention Center Hotel—Series B (CS: AMBAC) 5.125%, 01/01/2022	236,003
520,000	Wichita Airport Authority, FlightSafety International, Inc.— Series A (CS: Berkshire Hathaway, Inc.) 0.630%, 11/01/2031 (Putable on 11/03/2016) (b)	520,000
		3,607,119
Kentucky—2.0%
700,000	Kenton County Airport Board, Special Facilities , FlightSafety International, Inc. Project—Series A (CS: Berkshire Hathaway, Inc.) 0.630%, 06/01/2021 (Putable on 11/03/2016) (b)	700,000
1,000,000	Kentucky Economic Development Finance Authority, Baptist Life Community Project—Series S 5.500%, 11/15/2027	1,008,550
500,000	Kentucky Economic Development Finance Authority, Temps-85, Masonic Home Independent 3.250%, 05/15/2022	499,240
1,500,000	Ohio County Revenue, Big Rivers Electric Project—Series A (CS: Big Rivers Electric Corp.) 6.000%, 07/15/2031	1,582,590
		3,790,380
Louisiana—0.3%
250,000	Louisiana Local Government Environmental Facilities & Community Development Authority, St James Place of Baton Rouge—Series A 5.500%, 11/15/2025	266,920
250,000	Parish of St. Charles, Gulf Opportunity Zone Revenue, Valero Energy Corp. 4.000%, 12/01/2040 (Putable on 06/01/2022) (b)	275,153
		542,073
Maryland—1.4%
110,000	Anne Arundel County, Consolidated Special Taxing District Bonds, Villages at Two Rivers Project 4.200%, 07/01/2024	113,265
Principal Amount	Security Description	Value

Municipal Bonds—continued
Maryland—continued
$500,000	City of Westminster, Lutheran Village at Miller’s Grant, Inc.—Series C 4.375%, 07/01/2021	$515,170
500,000	City of Westminster, Lutheran Village at Miller’s Grant, Inc.—Series D 3.875%, 07/01/2019	509,170
1,445,000	Maryland Economic Development Corp., CNX Marine Terminal, Inc. 5.750%, 09/01/2025	1,465,331
		2,602,936
Massachusetts—1.2%
1,500,000	Massachusetts Development Finance Agency, UMass Boston Student Housing Project; Provident Commonwealth Education Resource 5.000%, 10/01/2024	1,769,550
450,000	Massachusetts Port Authority Facilities Revenue, Delta Air Lines, Inc. Project—Series A (CS: AMBAC) 5.000%, 01/01/2021	455,836
30,000	Massachusetts Port Authority Facilities Revenue, Delta Air Lines, Inc. Project—Series A (CS: AMBAC) 5.500%, 01/01/2017	30,116
50,000	Massachusetts Port Authority Facilities Revenue, Delta Air Lines, Inc. Project—Series A (CS: AMBAC) 5.500%, 01/01/2022	50,143
		2,305,645
Michigan—2.6%
500,000	Calhoun County Hospital Finance Authority Refunding Bonds, Oaklawn Hospital 5.000%, 02/15/2024	561,145
115,000	Charyl Stockwell Academy Revenue 4.875%, 10/01/2023	116,646
385,000	Jackson College Dormitories, College Housing Revenue 5.000%, 05/01/2021	400,731
1,000,000	Michigan Municipal Bond Authority, Local Government Public Improvement—Series A (CS: AMBAC) 5.000%, 12/01/2018	1,014,150
1,255,000	Michigan State Hospital Finance, Henry Ford Health System—Series A 5.250%, 11/15/2046	1,256,945
790,000	Michigan Strategic Fund Revenue, Genesee Power Station Project 7.500%, 01/01/2021	784,344

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments—Continued

October 31, 2016

Principal Amount	Security Description	Value

Municipal Bonds—continued
Michigan—continued
$200,000	Michigan Strategic Fund Revenue, United Methodist Retirement Communities, Inc. Project 5.125%, 11/15/2025	$206,006
615,000	Michigan Tobacco Settlement Finance Authority—Series A 5.125%, 06/01/2022	608,665
		4,948,632
Minnesota—3.2%
540,000	City of Blaine Revenue, Crest V iew Senior Community Project—Series A 5.125%, 07/01/2025	567,119
145,000	City of Hugo, Charter School Lease Revenue, Noble Academy Project—Series A 4.000%, 07/01/2020	152,093
200,000	City of International Falls Revenue, Boise Cascade Corp. Project (CS: Officemax, Inc.) 5.650%, 12/01/2022	200,754
300,000	City of Oak Park Heights, Nursing Home Revenue, Boutwells Landing Care Center Project 4.000%, 02/01/2020	310,515
4,245,000	Minnesota Housing Finance Agency, Residential Housing—Series S (SPA: Wells Fargo Bank NA) 0.650%, 07/01/2038 (Putable on 11/03/2016) (b)	4,245,000
495,000	Rice County Revenue, St. Mary’s School—Series A 5.000%, 08/01/2022 (a)	532,427
		6,007,908
Mississippi—3.0%
570,000	Mississippi Business Finance Corp., Northrop Grumman Ship System 4.550%, 12/01/2028	571,134
5,000,000	Mississippi Business Finance Corp., PSL-North America LLC Project—Series A (LOC: ICICI Bank) 3.220%, 11/01/2032 (Putable on 11/03/2016) (b)	5,000,000
		5,571,134
Missouri—1.5%
250,000	Saint Louis County Industrial Development Authority, Nazareth Living Center—Series B 3.850%, 08/15/2020	250,125
555,000	Saint Louis County Missouri Industrial Development Authority Refunding And Improvement; Ranken-Jordan Pediatric Sp 4.000%, 11/15/2021	583,660
Principal Amount	Security Description	Value

Municipal Bonds—continued
Missouri—continued
$625,000	Saint Louis County Missouri Industrial Development Authority Refunding And Improvement; Ranken-Jordan Pediatric Sp 5.000%, 11/15/2022	$689,881
350,000	Saint Louis County Missouri Industrial Development Authority Refunding And Improvement; Ranken-Jordan Pediatric Sp 5.000%, 11/15/2023	388,000
1,000,000	State Louis County Industrial Development Authority, St. Andrews Resources for Seniors Obligated Group—Series B 3.125%, 12/01/2019	1,001,990
		2,913,656
Nevada—0.1%
250,000	City of North Las Vegas, Refunding Bonds, Water and Sewer System—Series B (CS: AMBAC) 4.000%, 08/01/2017	250,088
New Hampshire—0.1%
250,000	New Hampshire Business Finance Authority, Casella Waste Systems, Inc. Project 4.000%, 04/01/2029 (Putable on 10/01/2019) (a)(b)	246,283
New Jersey—1.8%
415,000	Atlantic City Municipal Utilities Authority, Refunding Water System—Series 2007 (CS: AMBAC) 4.000%, 06/01/2018	414,361
540,000	New Jersey Economic Development Authority Revenue, Continental Airlines, Inc. Project (CS: United Airlines, Inc.) 4.875%, 09/15/2019	571,163
100,000	New Jersey Economic Development Authority, Charter School Revenue, Greater Brunswick Charter School Project—Series A 4.750%, 08/01/2024 (a)	104,135
500,000	New Jersey Economic Development Authority, Lions Gate Project—Series 2014 4.375%, 01/01/2024	529,110
125,000	New Jersey Economic Development Authority, Private Activity—The Goethals Bridge Replacement Project 5.250%, 01/01/2025	145,271

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments—Continued

October 31, 2016

Shares	Security Description	Value

Municipal Bonds—continued
New Jersey—contimnued
$55,000	New Jersey Economic Development Authority, United Airlines, Inc. Project 5.500%, 04/01/2028	$55,193
420,000	New Jersey Tobacco Settlement Financing Corp. Revenue—Series A 4.500%, 06/01/2023	427,535
1,000,000	New Jersey Transportation Trust Fund Authority, FED Highway Reimbursement Notes 5.000%, 06/15/2024	1,044,210
5,000	Tobacco Settlement Financing Corp. Revenue—Series 1-A 4.625%, 06/01/2026	5,021
		3,295,999
New Mexico—0.0% (c)
40,000	City of Albuquerque, Karsten Co.—Series A (LOC: U.S. Bank N.A.) 3.000%, 12/01/2017 (Putable on 11/03/2016) (b)	40,000
15,000	City of Albuquerque, Karsten Co.—Series B 3.000%, 12/01/2017 (Putable on 11/03/2016) (b)	15,000
		55,000
New York—9.8%
1,680,000	City of Poughkeepsie, Bond Anticipation Notes, General Obligation—Series A 3.750%, 05/07/2017	1,686,552
1,150,000	Nassau County Tobacco Settlement Corp. Revenue, Asset Brookfield—Series A-2 5.250%, 06/01/2026 (Putable on 05/31/2026)	1,150,518
3,100,000	New York City Municipal Water Finance Authority, Water and Sewer System (SPA: Dexia Credit Local) 0.730%, 06/15/2032 (Putable on 11/01/2016) (b)	3,100,000
300,000	New York State Dormitory Authority, Orange Regional Medical Center 6.000%, 12/01/2016	301,152
445,000	New York State Dormitory Authority, Touro College And University—Series A 4.000%, 01/01/2023	468,567
15,000	New York State Dormitory Authority, Yeshiva University (CS: Yeshiva University) 5.000%, 09/01/2017	15,420
440,000	New York State Dormitory Authority, Yeshiva University—Series A 5.000%, 11/01/2018	465,629
Shares	Security Description	Value

Municipal Bonds—continued
New York—continued
$95,000	New York State Dormitory Authority, Yeshiva University—Series A (CS: Yeshiva University) 5.000%, 11/01/2019	$101,160
1,600,000	New York State Housing Finance Agency, HSG-605 West 42nd Street Owner LLC 0.720%, 05/01/2048 (Putable on 11/01/2016) (b)	1,600,000
500,000	New York Transportation Development Corp., American Airlines, Inc. 5.000%, 08/01/2018	525,705
1,000,000	New York Transportation Development Corp., American Airlines, Inc. 5.000%, 08/01/2020	1,096,870
500,000	New York Transportation Development Corp., American Airlines, Inc. 5.000%, 08/01/2031	535,205
100,000	Onondaga Civic Development Corp., St Joseph’s Hospital Health Center Project—Series A 4.625%, 07/01/2022	109,605
100,000	Onondaga Civic Development Corp., St Joseph’s Hospital Health Center Project—Series A 5.000%, 07/01/2019	107,870
115,000	Suffolk Tobacco Asset Securitization Corp., General Obligation—Series A 5.000%, 06/01/2018	120,422
2,000,000	Town of Oyster Bay, Bond Anticipation Notes General Obligation—Series C 4.000%, 06/01/2018	2,015,180
1,075,000	Town of Oyster Bay, Bond Anticipation Notes, General Obligation—Series A 2.750%, 02/03/2017	1,075,462
675,000	Town of Oyster Bay, General Obligation Public Improvement 3.000%, 08/15/2017	672,536
975,000	Town of Oyster Bay, General Obligation Public Improvement—Series A 3.500%, 03/15/2017	975,653
300,000	TSASC, Inc.—Series 1 5.000%, 06/01/2026	300,459
2,000,000	Village of Johnson City, Bond Anticipation Notes 3.750%, 10/05/2017	2,014,680
		18,438,645

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments—Continued

October 31, 2016

Shares	Security Description	Value

Municipal Bonds—continued
North Carolina—0.2%
$300,000	Guilford County Industrial Facilities & Pollution Control Financing Authority, Industrial Development (LOC: Commerce Bank N.A.) 0.750%, 03/01/2022 (Putable on 11/03/2016) (b)	$300,000
North Dakota—0.4%
300,000	City of Bowman, Southwest Healthcare Services Project, Revenue Anticipation Notes—Series A 2.500%, 02/15/2017	300,009
500,000	City of Hazen Revenue, Sakakawea Medical Center Project 2.500%, 07/01/2017	499,990
		799,999
Ohio—2.1%
910,000	Buckeye Tobacco Settlement Financing Authority—Series A 5.125%, 06/01/2024	859,914
2,150,000	Buckeye Tobacco Settlement Financing Authority—Series A-2 5.375%, 06/01/2024	2,071,546
400,000	City of Cleveland, Airport Special Revenue, United Airlines, Inc. 5.375%, 09/15/2027	401,308
255,000	Licking County Revenue, Kendal Granville Obligation Group—Series B 3.750%, 07/01/2020	255,273
200,000	Ohio Air Quality Development Authority, AK Steel Corp. Project 6.750%, 06/01/2024	174,830
265,000	Southeastern Ohio Port Authority, Memorial Health System 5.000%, 12/01/2016	265,596
		4,028,467
Oklahoma—1.6% (c)
1,510,000	Payne County Economic Development Authority, Epworth Living At The Ranch-SE (CS: White Woods Retirement) 4.750%, 11/01/2023	1,516,538
1,500,000	Payne County Economic Development Authority, Epworth Living At The Ranch-SE (CS: White Woods Retirement) 5.250%, 11/01/2024	1,507,680
		3,024,218
Oregon—0.1%
60,000	Hospital Facilities Authority of Multnomah County Oregon, Mirabella At South Waterfront Project—Series A 5.000%, 10/01/2019	63,676
Shares	Security Description	Value

Municipal Bonds—continued
Oregon—continued
$100,000	Hospital Facilities Authority of Multnomah County Oregon, Mirabella At South Waterfront Project—Series A 5.000%, 10/01/2024	$115,897
		179,573
Pennsylvania—8.5%
2,890,000	Allegheny County Industrial Development Authority, Environmental Improvement Revenue, United States Steel Corp. 5.500%, 11/01/2016	2,890,000
1,750,000	Allegheny County Industrial Development Authority, Environmental Improvement Revenue, United States Steel Corp. 6.500%, 05/01/2017	1,766,485
325,000	Chester County Health & Education Facilities Authority, Simpson Senior Services Project 5.000%, 12/01/2025	351,842
505,000	Delaware County Authority Revenue, Eastern University (CS: Eastern University) 4.000%, 10/01/2019	515,711
1,605,000	Delaware County Authority Revenue, Eastern University 5.000%, 10/01/2027	1,650,373
1,500,000	Delaware County Industrial Development Authority, Chester Charter School Arts Project—Series A 5.000%, 06/01/2031 (a)	1,517,010
560,000	Emmaus General Authority (SPA: Wells Fargo Bank N.A.) 0.650%, 12/01/2028 (Putable on 11/02/2016) (b)	560,000
100,000	Indiana County Hospital Authority, Regional Medical Center—Series A 5.000%, 06/01/2023	113,839
235,000	Lancaster Industrial Development Authority, Davco Family—Series A (SPA: Fulton Bank) 1.000%, 01/15/2023 (Putable on 11/03/2016) (b)	235,000
330,000	Moon Industrial Development Authority, Baptist Homes Society Obligation 5.000%, 07/01/2020	350,120
1,400,000	Pennsylvania Economic Development Financing Authority, Colver Project 5.000%, 12/01/2037 (Putable on 09/01/2020) (b)	1,440,642

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments—Continued

October 31, 2016

Shares	Security Description	Value

Municipal Bonds—continued
Pennsylvania—continued
$695,000	Philadelphia Authority for Industrial Development Revenue, Discovery Charter School Project (CS: Discovery Charter School) 5.000%, 04/01/2022	$687,195
800,000	Philadelphia Authority for Industrial Development Revenue, Kipp Philadelphia Charter School Project—Series A (CS: Kipp Philadelphia Charter) 4.000%, 04/01/2026	813,176
70,000	Philadelphia Authority for Industrial Development, Discovery Charter School Project 4.000%, 04/01/2017	69,631
380,000	Philadelphia Hospitals & Higher Education Facilities Authority, Refunding-Temple University Health System—Series B 5.500%, 07/01/2026	386,434
2,000,000	Philadelphia School District—Series F 5.000%, 09/01/2024	2,304,500
135,000	Pottsville Hospital Authority, Schuylkill Health System Project 5.250%, 07/01/2033 (a)	145,048
200,000	Pottsville Hospital Facilities Authority, Schuylkill Health System Project 5.750%, 07/01/2022	240,424
		16,037,430
Puerto Rico—5.9%
210,000	Commonwealth of Puerto Rico (CS: Assured Guaranty Municipal) 5.500%, 07/01/2018	220,181
3,290,000	Commonwealth of Puerto Rico—Series A (CS: NATL-RE) 5.500%, 07/01/2020	3,591,792
1,030,000	Commonwealth of Puerto Rico, General Obligation Bonds—Series A (CS: NATL-RE) 5.500%, 07/01/2020	1,124,472
115,000	Commonwealth of Puerto Rico, Public Improvement Bonds (CS: Assured Guaranty Municipal) 5.500%, 07/01/2019	123,057
760,000	Commonwealth of Puerto Rico, Public Improvement Bonds—Series A (CS: Assured Guaranty Municipal) 5.000%, 07/01/2017	778,438
265,000	Commonwealth of Puerto Rico, Public Improvement Bonds—Series A (CS: NATL-RE) 5.500%, 07/01/2018	278,958
Shares	Security Description	Value

Municipal Bonds—continued
Puerto Rico—continued
$885,000	Commonwealth of Puerto Rico, Public Improvement Bonds—Series A 5.500%, 07/01/2019	$948,419
220,000	Commonwealth of Puerto Rico, Public Improvement Bonds—Series A (CS: NATL-RE) 5.500%, 07/01/2019	235,765
125,000	Commonwealth of Puerto Rico, Public Improvement Bonds—Series A 5.500%, 07/01/2021	138,321
100,000	Puerto Rico Electric Power Authority—Series A (CS: Assured Guaranty Municipal) 5.000%, 08/01/2020	102,794
200,000	Puerto Rico Electric Power Authority—Series LL (CS: NATL-RE) 5.500%, 07/01/2017	204,568
265,000	Puerto Rico Electric Power Authority—Series NN 5.250%, 07/01/2019	282,299
205,000	Puerto Rico Electric Power Authority—Series PP 5.000%, 07/01/2023	207,601
260,000	Puerto Rico Electric Power Authority—Series SS 5.000%, 07/01/2022	263,513
235,000	Puerto Rico Electric Power Authority—Series SS 4.000%, 07/01/2019	235,284
155,000	Puerto Rico Electric Power Authority—Series SS (CS: NATL-RE) 5.000%, 07/01/2020	157,472
335,000	Puerto Rico Electric Power Authority—Series UU 4.500%, 07/01/2018	347,214
250,000	Puerto Rico Electric Power Authority—Series UU (CS: Assured Guaranty Municipal) 5.000%, 07/01/2020	255,730
350,000	Puerto Rico Highways & Transportation Authority—Series E (CS: Assured Guaranty Municipal) 5.500%, 07/01/2017	359,436
200,000	Puerto Rico Highways & Transportation Authority—Series E 5.500%, 07/01/2023	222,444
500,000	Puerto Rico Municipal Finance Agency—Series C 5.250%, 08/01/2017	514,250

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments—Continued

October 31, 2016

Shares	Security Description	Value

Municipal Bonds—continued
Puerto Rico—continued
$500,000	Puerto Rico Public Buildings Authority—Series F (INS. Assured Guaranty) 5.250%, 07/01/2019	$531,845
		11,123,853
Rhode Island—0.8%
680,000	Rhode Island Health & Educational Building Corp., Care New England 5.000%, 09/01/2022	747,612
500,000	Rhode Island Health & Educational Building Corp., Care New England 5.000%, 09/01/2023	551,885
100,000	Rhode Island Health & Educational Building Corp., Hospital Financing- Care New England—Series A 5.000%, 09/01/2021	117,463
		1,416,960
South Carolina—0.1%
85,000	Clarendon Hospital District, General Obligation 4.250%, 04/01/2017	86,221
85,000	Clarendon Hospital District, General Obligation 4.500%, 04/01/2018	89,281
65,000	South Carolina Jobs-Economic
	Development Authority,
	Palmetto Health
	5.000%, 08/01/2019	70,873
		246,375
Tennessee—3.1%
3,220,000	Sevier County Public Building Authority, Local Government Public Improvement (CS: AMBAC, LOC: KBC Bank NV) 2.680%, 06/01/2026 (Putable on 11/03/2016) (b)	3,220,000
1,000,000	Shelby County Health Educational & Housing Facilities Board, Trezevant Manor Project—Series A 5.000%, 09/01/2024	1,102,600
1,000,000	Shelby County Health Educational & Housing Facilities Board, Trezevant Manor Project—Series A 5.000%, 09/01/2025	1,105,820
345,000	Tennessee Energy Acquisition Corp. Revenue—Series A (CS: Goldman Sachs & Co.) 5.250%, 09/01/2018	369,398
		5,797,818
Texas—11.8%
650,000	Arlington Higher Education Finance Corp. Revenue, Newman International Academy—Series A 4.375%, 08/15/2026	653,822
Shares	Security Description	Value

Municipal Bonds—continued
Texas—continued
$500,000	Bexar County Health Facilities Development Corp., Army Retirement Residence Foundation Project. 4.000%, 07/15/2031	$511,290
300,000	Bexar County Health Facilities Development Corp., Army Retirement Residence Foundation Project. 5.000%, 07/15/2023	345,594
150,000	Bexar County Health Facilities Development Corp., Army Retirement Residence Foundation Project. 5.000%, 07/15/2024	173,609
275,000	Bexar County Health Facilities Development Corp., Army Retirement Residence Foundation Project. 5.000%, 07/15/2025	320,031
250,000	Bexar County Health Facilities Development Corp., Army Retirement Residence Foundation Project. 5.000%, 07/15/2026	292,260
500,000	Board of Managers Joint Guadalupe County-City of Seguin Hospital Revenue 5.000%, 12/01/2021	553,465
150,000	City of Houston Airport System, United Airlines, Inc.—Series C 5.000%, 07/15/2020	164,169
200,000	City of Houston Airport System, United Airlines, Inc. Terminal E Project 4.500%, 07/01/2020	215,908
215,000	City of Rowlett, Bayside Public Improvement District 4.900%, 09/15/2024	215,823
75,000	Decatur Hospital Authority, Wise Regional Health System.—Series A 5.000%, 09/01/2023	83,267
50,000	Gulf Coast Waste Disposal Authority, U.S. Steel Corp. Project 5.750%, 09/01/2017	50,391
895,000	Harris County Cultural Education Facilities Finance Corp., First Mortgage Brazos Presbyterian Homes 5.000%, 01/01/2027	1,009,381
155,000	Harris County Cultural Education Facilities Finance Corp., Willow Winds Project—Series A 5.000%, 10/01/2023	174,108
500,000	Mission Economic Development Corp. Revenue, Senior Lien Natgasoline Project—Series B 5.750%, 10/01/2031 (a)	530,310

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments—Continued

October 31, 2016

Shares	Security Description	Value

Municipal Bonds—continued
Texas—continued
$675,000	New Hope Cultural Education Facilities Corp., Cardinal Bay, Inc. Village On The Park—Series B 4.000%, 07/01/2025	$722,932
500,000	New Hope Cultural Education Facilities Corp., Cardinal Bay, Inc. Village On The Park—Series B 4.000%, 07/01/2026	534,715
500,000	New Hope Cultural Education Facilities Corp., Cardinal Bay, Inc. Village On The Park—Series B 4.000%, 07/01/2031	525,350
255,000	New Hope Cultural Education Facilities Corp., Cardinal Bay, Inc. Village On The Park—Series C 4.000%, 07/01/2019	260,549
275,000	New Hope Cultural Education Facilities Corp., Cardinal Bay, Inc. Village On The Park—Series C 4.000%, 07/01/2021	279,909
300,000	New Hope Cultural Education Facilities Corp., Cardinal Bay, Inc. Village On The Park—Series C 5.000%, 07/01/2023	317,376
330,000	New Hope Cultural Education Facilities Corp., Cardinal Bay, Inc. Village On The Park—Series C 5.000%, 07/01/2025	347,269
300,000	New Hope Cultural Education Facilities Corp., Cardinal Bay, Inc. Village On The Park—Series C 5.000%, 07/01/2031	317,172
350,000	New Hope Cultural Education Facilities Corp., Cardinal Bay, Inc. Village On The Park—Series C 5.250%, 07/01/2036	374,041
150,000	New Hope Cultural Education Facilities Corp., Cardinal Bay, Inc. Village On The Park—Series D 6.000%, 07/01/2026	150,141
1,000,000	New Hope Cultural Education Facilities Finance Corp., TEMPS-80 MRC Senior Living Project 3.250%, 11/15/2022	996,730
1,200,000	Port Beaumont Navigation District Revenue, Jefferson Energy Co. Project (CS: Jefferson Railport LLC; SPA: See Notes) 7.250%, 02/01/2036 (Putable on 02/13/2020) (a)(b)	1,257,348
1,960,000	Port of Corpus Christi Authority of Nueces County, Solid Waste Disposal, Flint Hills Resources LP, West Plant Project—Series A 0.700%, 07/01/2029 (Putable on 11/02/2016) (a)(b)	1,960,000
Shares	Security Description	Value

Municipal Bonds—continued
Texas—continued
$700,000	Port of Port Arthur Navigation District, Motiva Enterprises LLC—Series B 0.730%, 04/01/2040 (Putable on 11/01/2016) (b)	$700,000
600,000	Pottsboro Higher Education Finance Corp.—Series A (CS: Imagine International Academy N TX) 3.875%, 08/15/2026	589,656
100,000	Red River Health Facilities Development Corp. Revenue, TEMPS-MRC Crossings Project—Series B-1 6.125%, 11/15/2020	100,276
80,000	SA Energy Acquisition Public Facility Corp. Revenue, Gas Supply Revenue (CS: Goldman Sachs & Co.) 5.500%, 08/01/2022	94,644
50,000	SA Energy Acquisition Public Facility Corp. Revenue, Gas Supply Revenue (CS: Goldman Sachs & Co.) 5.500%, 08/01/2023	59,976
2,000,000	Tarrant County Cultural Education Facilities Finance Corp. Air Force Villages Obligated Group Project 4.000%, 05/15/2027	2,046,820
500,000	Tarrant County Cultural Education Facilities Finance Corp. Revenue, Buckingham Senior Living Project 3.875%, 11/15/2020	504,865
1,500,000	Texas Municipal Gas Acquisition & Supply Corp. I, Sr. Lien—Series D 2.020%, 12/15/2026 (Putable on 12/15/2016)	1,398,375
1,700,000	Texas Municipal Gas Acquisition & Supply Corp. I, Sr. Lien—Series D (CS: Merrill Lynch) 6.250%, 12/15/2026	2,058,173
100,000	Texas Public Finance Authority, Refunding, Southern University Financing System 5.000%, 11/01/2021	115,116
1,250,000	Texas Public Finance Authority, Texas Southern University 4.000%, 05/01/2030	1,350,462
		22,355,323
Vermont—0.2%
385,000	Vermont Student Assistance Corp. Education Loan Revenue—Series A 3.000%, 06/15/2019	390,817
Virgin Islands—0.4%
485,000	Virgin Islands Public Finance Authority, Matching Fund Loan Note—Series A 5.000%, 10/01/2020	490,810

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments—Continued

October 31, 2016

Shares	Security Description	Value

Municipal Bonds—continued
Virgin Islands—0.4%
$200,000	Virgin Islands Public Finance, Gross Receipts Taxes Loan Note— Series A 5.000%, 10/01/2032	$226,024
		716,834
Washington—4.0%
245,000	Klickitat County Public Hospital District No. 2, Skyline Hospital 5.750%, 12/01/2017	248,472
1,500,000	Skagit County Public Hospital District No 1 Refunding Bonds & Improvement, Skagit Regional Health 4.000%, 12/01/2024	1,618,035
195,000	Washington Housing Finance Commission, Rockwood Retirement Communities Project—Series B-1 5.875%, 01/01/2021 (a)	195,332
800,000	Washington Housing Finance Commission, TEMPS 65-Heron’s Key Senior Living 4.875%, 01/01/2022 (a)	812,408
100,000	Washington State Housing Finance Commission 5.000%, 01/01/2023 (a)	105,289
80,000	Washington State Housing Finance Commission 5.000%, 01/01/2023	88,795
1,500,000	Washington State Housing Finance Commission, Bayview Manor Homes—Series B 2.800%, 07/01/2021 (a)	1,500,060
1,480,000	Washington State Housing Finance Commission, Mirabella 6.000%, 10/01/2022	1,670,032
530,000	Washington State Housing Finance Commission, Single Family Program—Series 1A-R 4.000%, 12/01/2025	559,653
485,000	Washington State Housing Finance Commission, Wesley Homes at Lea Hill Project 3.200%, 07/01/2021 (a)	482,075
Shares	Security Description	Value

Municipal Bonds—continued
Washington—continued
$250,000	Washington State Housing Finance Commission, Wesley Homes at Lea Hill Project 3.750%, 07/01/2026 (a)	$246,205
		7,526,356
West Virginia—1.0%
300,000	Fayette County Commission Solid Waste Disposal Facility, Georgia Pacific Corp. 0.800%, 05/01/2018 (Putable on 11/02/2016) (a)(b)	300,000
600,000	Ohio County WV 1.750%, 06/01/2018	596,490
1,000,000	Ohio County WV Special District Excise Tax Revenue—Series B 4.375%, 03/01/2035	1,011,070
		1,907,560
Wisconsin—0.4%
315,000	Public Finance Authority Revenue, Glenridge Palmer Ranch—Series A 7.000%, 06/01/2020	348,352
200,000	Public Finance Authority, Church Home Of Hartford 5.000%, 09/01/2025 (a)	226,992
180,000	Wisconsin Public Finance Authority, Roseman University of Health Sciences Project 5.000%, 04/01/2022	192,674
		768,018
	Total Municipal Bonds (Cost $194,863,187)	196,226,793

Shares
Money Market Funds—0.1%
97,408	BlackRock Liquidity Funds MuniCash Portfolio, Institutional Shares, 0.46%	97,523
114	Federated Municipal Obligation Fund, Wealth Shares, 0.64%	114
	Total Money Market Funds (Cost $97,523)	97,637
Total Investments (Cost $194,960,719) (d)—103.9%		196,324,316
Liabilities in Excess of Other Assets—(3.9)%		(7,318,986)
TOTAL NET ASSETS 100.0%		$189,005,330

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments—Continued

October 31, 2016

Percentages are stated as a percent of net assets.

(a) Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 11.9% of the Fund’s net assets.

(b) Variable Rate Security - The rate reported is the rate in effect as of October 31, 2016.

(c) Amount is less than 0.05%.

(d) See Note 7 for the cost of investments for federal tax purposes.

AMBAC—American Municipal Bond Assurance Corp.

ARN—Auction Rate Note

CS—Credit Support

LOC—Line of Credit

MUNIPSA—SIFMA Municipal Swap Index Yield Analysis

NA—North America

NATL—RE-Reinsurance provided by National Public Finance Guarantee Corp.

SPA—Standby Purchase Agreement

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities
October 31, 2016

	Dynamic Dividend Fund	Rising Dividend Fund	Financial Services Fund
ASSETS:
Investments, at value(1)	$155,684,215	$85,372,596	$13,757,464
Foreign currencies, at value(2)	—	—	553
Cash	444,781	931	820
Receivable from investment securities sold	724,587	2,980,306	292,795
Dividends and interest receivable	238,849	226,008	1,222
Tax reclaim receivable	203,860	113	6,253
Receivable from capital shares issued	21,118	1,260	74,159
Unrealized appreciation on forward currency contracts	464,160	—	—
Due from Adviser	258	—	—
Prepaid expenses and other assets	3,018	4,244	324
Total assets	157,784,846	88,585,458	14,133,590

LIABILITIES:
Payable for investment securities purchased	1,908,545	2,917,350	135,632
Payable for distributions to shareholders	244,226	—	—
Payable for capital shares redeemed	224,887	—	7,348
Accrued expenses and other liabilities:
Investment advisory fees (Note 6)	133,324	74,036	17,304
Distribution fees (Note 5)	8,289	17,187	3,331
Trustee fees (Note 6)	3,788	2,089	362
Other	197,516	33,559	44,591
Total liabilities	2,720,575	3,044,221	208,568
Net Assets	$155,064,271	$85,541,237	$13,925,022

NET ASSETS REPRESENTED BY:
Paid-in-capital	$707,968,602	$74,047,334	$11,570,977
Undistributed (distributions in excess of) net investment income	(517,335)	600,016	7,885
Accumulated net realized loss from investments and foreign currency transactions	(561,932,752)	(194,413)	(283,828)
Net unrealized appreciation/(depreciation) on:
Investments	9,103,373	11,088,328	2,630,681
Foreign currency translations	442,383	(28)	(693)
Net Assets	$155,064,271	$85,541,237	$13,925,022

Net asset value
Institutional Class
Net assets	$151,199,739	$84,271,194	$11,985,308
Shares outstanding	43,350,013	5,732,758	883,978
Net asset value, offering price and redemption price per share*	$3.49	$14.70	$13.56
Class A
Net assets	$3,864,532	$1,270,043	$1,939,714
Shares outstanding	1,106,871	86,380	144,161
Net asset value per share	$3.49	$14.70	$13.46
Maximum offering price per share (net asset value plus sales charge of 5.50% of offering price)	$3.69	$15.56	$14.24
* If applicable, redemption price per share may be reduced by a redemption fee.
(1) Total cost of investments	$146,580,842	$74,284,268	$11,126,782
(2) Total cost of foreign currencies	$—	$—	$931

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities—Continued
October 31, 2016

	Small Cap Fund	Ultra Short Municipal Income Fund	High Yield Managed Duration Municipal Fund
ASSETS:
Investments, at value(1)	$13,319,715	$1,135,747,669	$196,324,316
Cash	654	—	—
Receivable from investment securities sold	50,905	—	5,245,313
Dividends and interest receivable	3,006	4,107,088	2,062,864
Receivable from capital shares issued	1,403	13,282,266	1,110,763
Due from Adviser	3,880	211,316	73,624
Prepaid expenses and other assets	295	24,333	4,009
Total assets	13,379,858	1,153,372,672	204,820,889

LIABILITIES:
Payable for investment securities purchased	99,539	38,758,609	15,352,179
Payable for distributions to shareholders	—	—	139,471
Payable for capital shares redeemed	43,464	1,225,498	112,754
Accrued expenses and other liabilities:
Investment advisory fees (Note 6)	11,483	462,793	102,221
Distribution fees (Note 5)	1,785	89,425	42,569
Trustee fees (Note 6)	297	24,151	2,931
Other	22,646	710,082	63,434
Total liabilities	179,214	41,270,558	15,815,559
Net Assets	$13,200,644	$1,112,102,114	$189,005,330

NET ASSETS REPRESENTED BY:
Paid-in-capital	$20,247,352	$1,112,654,951	$188,561,887
Undistributed (distributions in excess of) net investment income	(68,771)	(12)	262
Accumulated net realized loss from investments and foreign currency transactions	(7,784,220)	(546,542)	(920,416)
Net unrealized appreciation/(depreciation) on:
Investments	806,283	(6,283)	1,363,597
Net Assets	$13,200,644	$1,112,102,114	$189,005,330

Net asset value
Institutional Class
Net assets	$12,596,422	$905,843,445	$153,300,102
Shares outstanding	792,876	90,255,088	14,830,130
Net asset value, offering price and redemption price per share*	$15.89	$10.04	$10.34
Class A
Net assets	$604,222	$206,258,669	$35,705,228
Shares outstanding	38,523	20,434,586	3,454,354
Net asset value per share	$15.68	$10.09	$10.34
Maximum offering price per share (net asset value plus sales charge of 5.50%, 0.50% and 2.50%, respectively, of offering price)	$16.59	$10.14	$10.61
* If applicable, redemption price per share may be reduced by a redemption fee.
(1) Total cost of investments	$12,513,432	$1,135,753,952	$194,960,719

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations
For the year ended October 31, 2016

	Dynamic Dividend Fund	Rising Dividend Fund	Financial Services Fund
INVESTMENT INCOME:
Dividend income	$12,207,386	$4,864,354	$325,694
Less: Foreign taxes withheld	(245,189)	(21,735)	(651)
Interest and other income (Note 9)	265,745	220	98
Total investment income	12,227,942	4,842,839	325,141

EXPENSES:
Investment advisory fee (Note 6)	1,650,845	892,623	179,919
Transfer agent fees	246,982	27,683	35,847
Distribution fees - Class A (Note 5)	8,429	3,910	8,601
Administration fee (Note 6)	38,196	20,794	4,149
Registration and filing fees	28,412	21,038	28,442
Audit and tax fees	43,075	39,239	28,738
Accounting and custody fees	45,394	11,608	5,662
Trustee fees (Note 6)	21,908	11,741	2,501
Printing and mailing fees	18,227	8,823	948
Legal fees	2,880	2,425	1,107
Compliance fees (Note 6)	45	3,653	683
Interest (Note 2)	17,481	142	1,326
Other fees	46,910	9,534	5,021
Total expenses	2,168,784	1,053,213	302,944
Less: Fee waivers and/or expense reimbursements (Note 6)	(12,047)	—	(59,030)
Net expenses	2,156,737	1,053,213	243,914
Net investment income	10,071,205	3,789,626	81,227

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain/(loss) from:
Investments	(9,197,039)	(165,039)	318,200
Foreign currency transactions	680,883	4,127	(36,438)
Written options contracts	—	35,626	—
Net realized gain/(loss) from investments and foreign currency	(8,516,156)	(125,286)	281,762
Change in net unrealized depreciation on:
Investments	(2,058,550)	(1,998,406)	(530,789)
Foreign currency translations	(77,584)	(33)	(499)
Written options contracts	—	(13,026)	—
Change in net unrealized depreciation on investments and foreign currency	(2,136,134)	(2,011,465)	(531,288)
Net loss on investments and foreign currency	(10,652,290)	(2,136,751)	(249,526)
Increase (decrease) in net assets from operations	$(581,085)	$1,652,875	$(168,299)

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations—Continued
For the year ended October 31, 2016

	Small Cap Fund	Ultra Short Municipal Income Fund	High Yield Managed Duration Municipal Fund
INVESTMENT INCOME:
Dividend income	$80,226	$—	$—
Interest income	94	11,016,486	4,446,018
Total investment income	80,320	11,016,486	4,446,018

EXPENSES:
Investment advisory fee (Note 6)	129,848	6,125,581	759,453
Transfer agent fees	14,052	558,548	63,087
Distribution fees - Class A (Note 5)	2,285	511,941	60,390
Administration fee (Note 6)	2,947	232,176	25,132
Registration and filing fees	27,992	110,561	65,480
Audit and tax fees	27,736	96,549	28,802
Accounting and custody fees	2,101	110,610	10,182
Trustee fees (Note 6)	1,705	134,651	12,968
Printing and mailing fees	3,091	54,691	—
Legal fees	264	50,827	4,191
Compliance fees (Note 6)	476	43,426	4,883
Interest (Note 2)	—	—	1,500
Other fees	1,404	80,468	5,470
Total expenses	213,901	8,110,029	1,041,538
Less: Fee waivers and/or expense reimbursements (Note 6)	(43,985)	(3,156,071)	(216,236)
Net expenses	169,916	4,953,958	825,302
Net investment income (loss)	(89,596)	6,062,528	3,620,716

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Investments	158,814	(272,143)	(917,105)
Net realized gain/(loss) from investments	158,814	(272,143)	(917,105)
Change in net unrealized appreciation/(depreciation) on:
Investments	850,880	(104,135)	789,473
Net gain/(loss) on investments	1,009,694	(376,278)	(127,632)
Increase in net assets from operations	$920,098	$5,686,250	$3,493,084

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	Dynamic Dividend Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
OPERATIONS:
Net investment income	$10,071,205	$12,676,067
Net realized gain (loss) from:
Investments	(9,197,039)	2,094,877
Foreign currency transactions	680,883	5,177,818
Change in net unrealized depreciation on:
Investments	(2,058,550)	(9,954,704)
Foreign currency translations	(77,584)	(2,274,026)
Increase (decrease) in net assets from operations	(581,085)	7,720,032

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	9,917,678	(12,083,554)
From tax return of capital	1,078,120	—
Distributions to Class A Shareholders:
From net investment income	202,757	(244,816)
From tax return of capital	22,041	—
Decrease in net assets from distributions to shareholders	(11,220,596)	(12,328,370)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	6,886,618	14,993,760
Dividends reinvested	7,975,592	8,502,088
Redemption fees (Note 2)	2,641	2,198
Cost of shares redeemed	(34,048,040)	(47,494,989)
Decrease in net assets from capital share transactions	(19,183,189)	(23,996,943)
Net decrease in net assets	(30,984,870)	(28,605,281)

NET ASSETS:
Beginning of year	186,049,141	214,654,422
End of year*	$155,064,271	$186,049,141
* Including distributions in excess of net investment of:	$(517,335)	$(353,948)

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Rising Dividend Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
OPERATIONS:
Net investment income	$3,789,626	$206,199
Net realized gain (loss) from:
Investments	(165,039)	506,148
Written options contracts	35,626	—
Foreign currency transactions	4,127	882
Change in net unrealized appreciation/(depreciation) on:
Investments	(1,998,406)	(657,874)
Foreign currency translations	(33)	75
Written options contracts	(13,026)	13,026
Increase in net assets from operations	1,652,875	68,456

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(3,121,087)	(170,683)
From net realized gain on investments	(574,673)	(199,861)
Distributions to Class A Shareholders:
From net investment income	(57,954)	(59,375)
From net realized gain on investments	(15,062)	(84,793)
Decrease in net assets from distributions to shareholders	(3,768,776)	(514,712)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	826,270	3,356,210
Proceeds from shares sold - Merger	—	85,240,165
Dividends reinvested	3,721,938	468,937
Redemption fees (Note 2)	73	—
Cost of shares redeemed	(9,374,860)	(1,485,856)
Increase (decrease) in net assets from capital share transactions	(4,826,579)	87,579,456
Net increase (decrease) in net assets	(6,942,480)	87,133,200

NET ASSETS:
Beginning of year	92,483,717	5,350,517
End of year*	$85,541,237	$92,483,717
* Including undistributed net investment income of:	$600,016	$10,950

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Financial Services Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
OPERATIONS:
Net investment income	$81,227	$165,951
Net realized gain (loss) from:
Investments	318,200	(16,039)
Foreign currency transactions	(36,438)	(41,924)
Change in net unrealized appreciation/(depreciation) on:
Investments	(530,789)	(896,534)
Foreign currency translations	(499)	187
Decrease in net assets from operations	(168,299)	(788,359)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(285,431)	(15,838)
From net realized gain on investments	—	(291,458)
Distributions to Class A Shareholders:
From net investment income	(70,527)	(4,306)
From net realized gain on investments	—	(79,233)
Decrease in net assets from distributions to shareholders	(355,958)	(390,835)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	1,890,651	5,873,328
Dividends reinvested	207,008	218,645
Redemption fees (Note 2)	261	2,385
Cost of shares redeemed	(12,943,797)	(15,882,712)
Decrease in net assets from capital share transactions	(10,845,877)	(9,788,354)
Net decrease in net assets	(11,370,134)	(10,967,548)

NET ASSETS:
Beginning of year	25,295,156	36,262,704
End of year*	$13,925,022	$25,295,156
* Including undistributed net investment income of:	$7,885	$225,763

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Small Cap Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
OPERATIONS:
Net investment loss	$(89,596)	$(52,056)
Net realized gain (loss) from:
Investments	158,814	(227,094)
Foreign currency transactions	—	77
Change in net unrealized appreciation on:
Investments	850,880	926,881
Foreign currency translations	—	9
Increase in net assets from operations	920,098	647,817

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	416,047	913,271
Redemption fees (Note 2)	2	892
Cost of shares redeemed	(1,964,185)	(2,544,087)
Decrease in net assets from capital share transactions	(1,548,136)	(1,629,924)
Net decrease in net assets	(628,038)	(982,107)

NET ASSETS:
Beginning of year	13,828,682	14,810,789
End of year*	$13,200,644	$13,828,682
* Including distributions in excess of net investment of:	$(68,771)	$(62,343)

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Ultra Short Municipal Income Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
OPERATIONS:
Net investment income	$6,062,528	$4,629,271
Net realized gain (loss) from investments	(272,143)	149,302
Change in net unrealized (depreciation) on investments	(104,135)	(14,807)
Increase in net assets from operations	5,686,250	4,763,766

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(5,257,029)	(4,076,167)
Distributions to Class A Shareholders:
From net investment income	(805,490)	(553,131)
Decrease in net assets from distributions to shareholders	(6,062,519)	(4,629,298)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	703,408,017	366,438,670
Dividends reinvested	4,837,618	3,637,200
Redemption fees (Note 2)	21,792	16,215
Cost of shares redeemed	(571,569,245)	(473,550,338)
Increase (decrease) in net assets from capital share transactions	136,698,182	(103,458,253)
Net increase (decrease) in net assets	136,321,913	(103,323,785)
NET ASSETS:
Beginning of year	975,780,201	1,079,103,986
End of year*	$1,112,102,114	$975,780,201
* Including accumulated net investment loss of:	$(12)	$(21)

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	High Yield Managed Duration Municipal Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
OPERATIONS:
Net investment income	$3,620,716	$1,364,631
Net realized loss from investments	(917,105)	(3,311)
Change in net unrealized appreciation/(depreciation) on investments	789,473	(47,109)
Increase in net assets from operations	3,493,084	1,314,211

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(2,887,562)	(1,240,090)
From net realized gain on investments	—	(14,739)
Distributions to Class A Shareholders:
From net investment income	(733,144)	(124,386)
From net realized gain on investments	—	(1,479)
Decrease in net assets from distributions to shareholders	(3,620,706)	(1,380,694)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	156,983,773	35,898,673
Dividends reinvested	2,564,687	1,136,399
Redemption fees (Note 2)	27,563	4,830
Cost of shares redeemed	(28,873,503)	(4,216,056)
Increase in net assets from capital share transactions	130,702,520	32,823,846
Net increase in net assets	130,574,898	32,757,363

NET ASSETS:
Beginning of year	58,430,432	25,673,069
End of year*	$189,005,330	$58,430,432
* Including undistributed net investment income of:	$262	$252

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights

(For a share outstanding throughout each year)

	Dynamic Dividend Fund
	Years Ended October 31,
	2016	2015†		2014†	2013†	2012†
Institutional Class:
Net asset value per share, beginning of year	$3.73	$3.83		$3.77	$3.49	$3.84
Income from investment operations:
Net investment income	0.21	0.25		0.21	0.22	0.50
Net realized and unrealized gain (loss)	(0.21)	(0.11)		0.09	0.34	(0.35)
Total from investment operations	0.00	0.14		0.30	0.56	0.15
Redemption fees	0.00 (a)	0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)
Less distributions:
From net investment income	(0.22)	(0.24)		(0.24)	(0.28)	(0.50)
From net realized gains	—	(0.00	)(a)	—	—	—
Tax return of capital	(0.02)	—		—	—	—
Total distributions	(0.24)	(0.24)		(0.24)	(0.28)	(0.50)
Net asset value per share, end of year	$3.49	$3.73		$3.83	$3.77	$3.49
Total return	0.18%	3.59%		8.09%	17.02%	4.46%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$151,200	$182,039		$210,436	$247,276	$353,501
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (b)	1.31%	1.27%		1.44%	1.43%	1.28%
After waivers and/or expense reimbursements (c)	1.30%	1.27%		1.38%	1.38%	—%
Ratio of net investment income to average net assets	6.13%	6.28%		5.30%	5.78%	13.17%
Portfolio turnover (d)	88%	111%		81%	197%	258%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.30%, 1.24%, 1.41%, 1.40% and 1.27% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(c)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.29%, 1.24%, 1.35%, 1.35% and 0.00% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each year or period)

	Dynamic Dividend Fund
	Years Ended October 31,					Period Ended October 31,
	2016	2015†		2014†	2013†	2012†(a)
Class A:
Net asset value per share, beginning of period	$3.73	$3.83		$3.77	$3.49	$3.61
Income from investment operations:
Net investment income	0.18	0.24		0.17	0.23	0.35
Net realized and unrealized gain (loss)	(0.19)	(0.11)		0.12	0.33		(0.06)
Total from investment operations	(0.01)	0.13		0.29	0.56	0.29
Redemption fees	0.00 (b)	0.00	(b)	0.00 (b)	0.00 (b)	0.00	(b)
Less distributions:
From net investment income	(0.21)	(0.23)		(0.23)	(0.28)		(0.41)
From net realized gains	—	(0.00	)(b)	—	—	—
Tax return of capital	(0.02)	—		—	—	—
Total distributions	(0.23)	(0.23)		(0.23)	(0.28)		(0.41)
Net asset value per share, end of period	$3.49	$3.73		$3.83	$3.77	$3.49
Total return (c)	(0.06)%	3.34%		7.83%	16.73%	8.36	%(d)
Ratios/Supplemental Data
Net Assets at end of period (000)	$3,865	$4,010		$4,219	$2,479	$1,612
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (e)	1.56%	1.52%		1.69%	1.68%	1.56	%(f)
After waivers and/or expense reimbursements (g)	1.55%	1.52%		1.63%	1.63%		—%
Ratio of net investment income to average net assets	5.02%	5.95%		4.51%	5.38%	8.02	%(f)
Portfolio turnover (h)	88%	111%		81%	197%		258%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	Class A commenced operations on December 30, 2011.
(b)	The amount is less than $0.005 per share.
(c)	Total returns would be reduced if a sales or redemption charge was taken into account.
(d)	Not annualized.
(e)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.55%, 1.49%, 1.66% and 1.65% for the years ended October 31, 2016, 2015, 2014 and 2013, respectively, and 1.55% for the period ended October 31, 2012.
(f)	Annualized.
(g)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.54%, 1.49%, 1.60% and 1.60% for the years ended October 31, 2016, 2015, 2014 and 2013, respectively, and 0.00% for the period ended October 31, 2012.
(h)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each year)

	Rising Dividend Fund
	Years Ended October 31,
	2016	2015†	2014†	2013†	2012†
Institutional Class:
Net asset value per share, beginning of year	$15.05	$15.88	$15.19	$12.88	$12.83
Income from investment operations:
Net investment income	0.63	0.38	0.49	0.51	0.62
Net realized and unrealized gain (loss)	(0.35)	(0.02)	1.29	2.65	0.73
Total from investment operations	0.28	0.36	1.78	3.16	1.35
Redemption fees	0.00 (a)	—	0.01	0.03	—
Less distributions:
From net investment income	(0.53)	(0.50)	(0.51)	(0.64)	(0.50)
From net realized gains	(0.10)	(0.69)	(0.59)	(0.24)	(0.80)
Total distributions	(0.63)	(1.19)	(1.10)	(0.88)	(1.30)
Net asset value per share, end of year	$14.70	$15.05	$15.88	$15.19	$12.88
Total return	1.86%	2.16%	12.25%	25.94%	11.28%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$84,271	$90,126	$4,486	$3,418	$2,155
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (b)	1.18%	1.93%	2.25%	3.43%	3.26%
After waivers and/or expense reimbursements (c)	1.18%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income to average net assets	4.24%	2.14%	3.33%	3.94%	4.52%
Portfolio turnover (d)	93%	97%	78%	86%	73%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.18%, 1.93%, 2.25%, 3.43% and 3.26% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(c)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.18%, 1.35%, 1.35%, 1.35% and 1.35% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each year or period)

	Rising Dividend Fund
	Years Ended October 31,				Period Ended October 31,
	2016	2015†	2014†	2013†	2012†(a)
Class A:
Net asset value per share, beginning of period	$15.05	$15.88	$15.18	$12.88	$12.02
Income from investment operations:
Net investment income	0.68	0.43	0.38	0.63	0.31
Net realized and unrealized gain (loss)	(0.44)	(0.10)	1.37	2.48	0.92
Total from investment operations	0.24	0.33	1.75	3.11	1.23
Redemption fees	0.00 (b)	—	0.01	0.04	—
Less distributions:
From net investment income	(0.49)	(0.47)	(0.47)	(0.61)		(0.37)
From net realized gains	(0.10)	(0.69)	(0.59)	(0.24)	—
Total distributions	(0.59)	(1.16)	(1.06)	(0.85)		(0.37)
Net asset value per share, end of period	$14.70	$15.05	$15.88	$15.18	$12.88
Total return (c)	1.59%	1.93%	12.04%	25.55%	10.29	%(d)
Ratios/Supplemental Data
Net Assets at end of period (000)	$1,270	$2,358	$865	$917	$257
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (e)	1.41%	2.18%	2.50%	3.68%	3.83	%(f)
After waivers and/or expense reimbursements (g)	1.41%	1.60%	1.60%	1.60%	1.60	%(f)
Ratio of net investment income to average net assets	4.46%	2.65%	2.41%	3.72%	2.71	%(f)
Portfolio turnover (h)	93%	97%	78%	86%		73%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	Class A commenced operations on December 30, 2011.
(b)	The amount is less than $0.005 per share.
(c)	Total returns would be reduced if a sales or redemption charge was taken into account.
(d)	Not annualized.
(e)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.41%, 2.18%, 2.50% and 3.68% for the years ended October 31, 2016, 2015, 2014 and 2013, respectively, and 3.83% for the period ended October 31, 2012.
(f)	Annualized.
(g)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.41%, 1.60%, 1.60% and 1.60% for the years ended October 31, 2016, 2015, 2014 and 2013, respectively, and 1.60% for the period ended October 31, 2012.
(h)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each year)

	Financial Services Fund
	Years Ended October 31,
	2016	2015†		2014†		2013†	2012†
Institutional Class:
Net asset value per share, beginning of year	$12.99	$13.48		$12.13		$8.77	$7.15
Income from investment operations:
Net investment income (loss)	0.05	0.10		(0.01)		(0.02)	(0.00	)(a)
Net realized and unrealized gain (loss)	0.71	(0.43)		1.36		3.36	1.64
Total from investment operations	0.76	(0.33)		1.35		3.34	1.64
Redemption fees	0.00 (a)	0.00	(a)	0.00	(a)	0.02	0.00	(a)
Less distributions:
From net investment income	(0.19)	(0.16)		(0.00	)(a)	—	—
From net realized gains	—	(0.00	)(a)	—		—	—
Tax return of capital	—	—		—		—	(0.02)
Total distributions	(0.19)	(0.16)		—		—	(0.02)
Net asset value per share, end of year	$13.56	$12.99		$13.48		$12.13	$8.77
Total return	5.97%	(2.51)%		11.16%		38.31%	22.95%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$11,985	$19,452		$27,995		$13,561	$8,874
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (b)	1.63%	1.86%		1.36%		1.72%	1.94%
After waivers and/or expense reimbursements (c)	1.30%	1.38%		1.36%		1.36%	1.38%
Ratio of net investment income (loss) to average net assets	0.49%	0.63%		(0.08)%		(0.20)%	(0.16)%
Portfolio turnover (d)	93%	80%		131%		108%	120%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.63%, 1.82%, 1.33%, 1.71% and 1.91% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(c)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.30%, 1.35%, 1.33%, 1.35% and 1.35% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each year or period)

	Financial Services Fund
	Years Ended October 31,					Period Ended October 31,
	2016	2015†		2014†	2013†	2012†(a)
Class A:
Net asset value per share, beginning of period	$12.89	$13.39		$12.08	$8.75	$6.90
Income from investment operations:
Net investment income (loss)	(0.19)	0.04		(0.06)	(0.04)		(0.01)
Net realized and unrealized gain (loss)	0.92	(0.40)		1.37	3.35	1.86
Total from investment operations	0.73	(0.36)		1.31	3.31	1.85
Redemption fees	0.00 (b)	0.00	(b)	0.00 (b)	0.02	0.00	(b)
Less distributions:
From net investment income	(0.16)	(0.14)		—	—	—
From net realized gains	—	(0.00	)(b)	—	—	—
Total distributions	(0.16)	(0.14)		—	—	—
Net asset value per share, end of period	$13.46	$12.89		$13.39	$12.08	$8.75
Total return (c)	5.72%	(2.75)%		10.84%	38.06%	26.81	%(d)
Ratios/Supplemental Data
Net Assets at end of period (000)	$1,940	$5,844		$8,268	$7,318	$1,375
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (e)	1.89%	2.10%		1.61%	1.97%	2.05	%(f)
After waivers and/or expense reimbursements (g)	1.56%	1.63%		1.61%	1.61%	1.53	%(f)
Ratio of net investment income (loss) to average net assets	0.28%	0.36%		(0.36)%	(0.44)%	(0.50	)%(f)
Portfolio turnover (h)	93%	80%		131%	108%		120%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	Class A commenced operations on December 30, 2011.
(b)	The amount is less than $0.005 per share.
(c)	Total returns would be reduced if a sales or redemption charge was taken into account.
(d)	Not annualized.
(e)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.88%, 2.07%, 1.61% and 1.96% for the years ended October 31, 2016, 2015, 2014 and 2013, respectively, and 2.05% for the period ended October 31, 2012.
(f)	Annualized.
(g)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.56%, 1.60%, 1.61% and 1.60% for the years ended October 31, 2016, 2015, 2014 and 2013, respectively, and 1.53% for the period ended October 31, 2012.
(h)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each year)

	Small Cap Fund
	Years Ended October 31,
	2016	2015†	2014†	2013†	2012†
Institutional Class:
Net asset value per share, beginning of year	$14.75	$14.08	$14.25	$11.33	$10.48
Income from investment operations:
Net investment loss	(0.11)	(0.06)	(0.09)	(0.14)	(0.13)
Net realized and unrealized gain (loss)	1.25	0.73	(0.08)	3.06	0.98
Total from investment operations	1.14	0.67	(0.17)	2.92	0.85
Redemption fees	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)
Net asset value per share, end of year	$15.89	$14.75	$14.08	$14.25	$11.33
Total return	7.73%	4.76%	(1.19)%	25.77%	8.11%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$12,596	$12,673	$13,589	$12,263	$10,877
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (b)	1.63%	1.90%	1.62%	1.80%	1.67%
After waivers and/or expense reimbursements (c)	1.29%	1.35%	1.35%	1.35%	1.36%
Ratio of net investment loss to average net assets	(0.68)%	(0.35)%	(0.73)%	(0.97)%	(1.07)%
Portfolio turnover (d)	85%	96%	171%	39%	29%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.63%, 1.90%, 1.62%, 1.80% and 1.66% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(c)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.29%, 1.35%, 1.35%, 1.35% and 1.35% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each year or period)

	Small Cap Fund
	Years Ended October 31,					Period Ended October 31,
	2016		2015†	2014†	2013†	2012†(a)
Class A:
Net asset value per share, beginning of period	$14.60		$13.98	$14.18	$11.30	$10.17
Income from investment operations:
Net investment income (loss)		(0.24)	(0.09)	0.07	(0.16)		(0.14)
Net realized and unrealized gain (loss)	1.32		0.71	(0.27)	3.04	1.27
Total from investment operations	1.08		0.62	(0.20)	2.88	1.13
Redemption fees	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	—
Net asset value per share, end of period	$15.68		$14.60	$13.98	$14.18	$11.30
Total return (c)	7.40	%(d)	4.43%	(1.41)%	25.49%	11.11	%(e)
Ratios/Supplemental Data
Net Assets at end of period (000)	$604		$1,155	$1,221	$139	$111
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (f)		1.88%	2.15%	1.87%	2.05%	1.92	%(g)
After waivers and/or expense reimbursements (h)		1.54%	1.60%	1.60%	1.60%	1.60	%(g)
Ratio of net investment loss to average net assets		(0.88)%	(0.59)%	(0.92)%	(1.22)%	(1.34	)%(g)
Portfolio turnover (i)		85%	96%	171%	39%		29%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	Class A commenced operations on December 30, 2011.
(b)	The amount is less than $0.005 per share.
(c)	Total returns would be reduced if a sales or redemption charge was taken into account.
(d)	Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the management’s discussion of Fund performance.
(e)	Not annualized.
(f)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.88%, 2.15%, 1.87% and 2.05% for the years ended October 31, 2016, 2015, 2014 and 2013, respectively, and 1.92% for the period ended October 31, 2012.
(g)	Annualized.
(h)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.54%, 1.60%, 1.60% and 1.60% for the years ended October 31, 2016, 2015, 2014 and 2013, respectively, and 1.60% for the period ended October 31, 2012.
(i)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each year)

	Ultra Short Municipal Income Fund
	Years Ended October 31,
	2016		2015†		2014†	2013†	2012†
Institutional Class: (a)
Net asset value per share, beginning of year	$10.04		$10.04		$10.03	$10.05	$10.05
Income from investment operations:
Net investment income	0.06		0.05		0.05	0.06	0.10
Net realized and unrealized gain (loss)	(0.00	)(b)	0.00	(b)	0.01	(0.02)	0.00 (b)
Total from investment operations	0.06		0.05		0.06	0.04	0.10
Redemption fees	0.00	(b)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)
Less distributions:
From net investment income	(0.06)		(0.05)		(0.05)	(0.06)	(0.10)
From net realized gains	—		(0.00	)(b)	—	—	—
Total distributions	(0.06)		(0.05)		(0.05)	(0.06)	(0.10)
Net asset value per share, end of year	$10.04		$10.04		$10.04	$10.03	$10.05
Total return	0.64%		0.52%		0.63%	0.36%	0.95%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$905,843		$772,308		$831,505	$933,294	$1,375,490
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	0.74%		0.93%		0.90%	0.89%	0.84%
After waivers and/or expense reimbursements	0.43%		0.50%		0.53%	0.61%	0.65%
Ratio of net investment income to average net assets	0.64%		0.51%		0.53%	0.55%	0.95%
Portfolio turnover (c)	143%		155%		168%	185%	192%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	Effective January 3, 2012, the share class was renamed Institutional Class.
(b)	The amount is less than $0.005 per share.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each year)

	Ultra Short Municipal Income Fund
	Years Ended October 31,
	2016	2015†		2014†	2013†	2012†
Class A: (a)
Net asset value per share, beginning of year	$10.10	$10.10		$10.09	$10.10	$10.10
Income from investment operations:
Net investment income	0.04	0.03		0.03	0.03	0.07
Net realized and unrealized gain (loss)	(0.01)	0.00	(b)	0.01	(0.01)	0.00 (b)
Total from investment operations	0.03	0.03		0.04	0.02	0.07
Redemption fees	0.00 (b)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)
Less distributions:
From net investment income	(0.04)	(0.03)		(0.03)	(0.03)	(0.07)
From net realized gains	—	(0.00	)(b)	—	—	—
Total distributions	(0.04)	(0.03)		(0.03)	(0.03)	(0.07)
Net asset value per share, end of year	$10.09	$10.10		$10.10	$10.09	$10.10
Total return (c)	0.29%	0.26%		0.38%	0.21%	0.70%
Ratios/Supplemental Data
Net Assets at end of year (000)	$206,259	$203,472		$247,599	$305,193	$443,598
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	0.99%	1.18%		1.15%	1.14%	1.09%
After waivers and/or expense reimbursements	0.68%	0.75%		0.78%	0.86%	0.90%
Ratio of net investment income to average net assets	0.39%	0.26%		0.28%	0.30%	0.67%
Portfolio turnover (d)	143%	155%		168%	185%	192%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	Effective January 3, 2012, the share class was renamed Class A.
(b)	The amount is less than $0.005 per share.
(c)	Total returns would be reduced if a sales or redemption charge was taken into account.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each year or period)

	High Yield Managed Duration Municipal Fund
	Years Ended October 31,				Period Ended October 31,
	2016	2015†		2014†	2013†(a)
Institutional Class:
Net asset value per share, beginning of period	$10.29	$10.29		$9.95	$10.00
Income from investment operations:
Net investment income	0.34	0.36		0.37	0.06
Net realized and unrealized gain (loss)	0.05	(0.00	)(b)	0.34		(0.05)
Total from investment operations	0.39	0.36		0.71	0.01
Redemption fees	0.00 (b)	—		—	—
Less distributions:
From net investment income	(0.34)		(0.36)	(0.37)		(0.06)
From net realized gains	—	(0.00	)(b)	—	—
Total distributions	(0.34)		(0.36)	(0.37)		(0.06)
Net asset value per share, end of period	$10.34	$10.29		$10.29	$9.95
Total return	3.84%		3.65%	7.32%	0.11	%(c)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$153,300	$48,261		$25,566	$19,915
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (d)	0.88%		1.12%	1.30%	1.66	%(e)
After waivers and/or expense reimbursements (f)	0.68%		0.82%	0.81%	0.74	%(e)
Ratio of net investment income to average net assets	3.28%		3.49%	3.75%	1.47	%(e)
Portfolio turnover (g)	132%		58%	62%		117%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	Institutional Class commenced operations on June 3, 2013.
(b)	The amount is less than $0.005 per share.
(c)	Not annualized.
(d)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 0.88%, 1.12%, and 1.30% for the years ended October 31, 2016, 2015 and 2014, respectively, and 1.66% for the period ended October 31, 2013.
(e)	Annualized.
(f)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 0.68%, 0.80% and 0.80% for the years ended October 31, 2016, 2015 and 2014, respectively, and 0.74% for the period ended October 31, 2013.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each year or period)

	High Yield Managed Duration Municipal Fund
	Years Ended October 31,				Period Ended October 31,
	2016	2015†		2014†	2013†(a)
Class A:
Net asset value per share, beginning of period	$10.29	$10.29		$9.95	$10.00
Income from investment operations:
Net investment income	0.32	0.34		0.35	0.05
Net realized and unrealized gain (loss)	0.04	0.00	(b)	0.34		(0.05)
Total from investment operations	0.36	0.34		0.69	0.00
Redemption fees	0.00 (b)	—		—	—
Less distributions:
From net investment income	(0.31)	(0.34)		(0.35)		(0.05)
From net realized gains	—	(0.00	)(b)	—	—
Total distributions	(0.31)	(0.34)		(0.35)		(0.05)
Net asset value per share, end of period	$10.34	$10.29		$10.29	$9.95
Total return (c)	3.58%	3.42%		7.08%	0.01	%(d)
Ratios/Supplemental Data
Net Assets at end of period (000)	$35,705	$10,170		$107	$100
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (e)	1.12%	1.37%		1.55%	1.91	%(f)
After waivers and/or expense reimbursements (g)	0.93%	1.07%		1.06%	0.99	%(f)
Ratio of net investment income to average net assets	3.03%	3.16%		3.49%	1.21	%(f)
Portfolio turnover (h)	132%	58%		62%		117%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	Class A commenced operations on June 3, 2013.
(b)	The amount is less than $0.005 per share.
(c)	Total returns would be reduced if a sales or redemption charge was taken into account.
(d)	Not annualized.
(e)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.12%, 1.37% and 1.55% for the years ended October 31, 2016, 2015 and 2014, respectively, and 1.91% for the period ended October 31, 2013.
(f)	Annualized.
(g)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 0.93%, 1.05% and 1.05% for the years ended October 31, 2016, 2015 and 2014, respectively, and 0.99% for the period ended October 31, 2013.
(h)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Notes to Financial Statements
October 31, 2016

1.	Organization:

Alpine Series Trust (the “Series Trust”) was organized in 2001 as a Delaware statutory trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Alpine Income Trust (the “Income Trust”) was organized in 2002 as a Delaware statutory trust and is registered under the 1940 Act as an open-end management investment company. The Alpine Dynamic Dividend Fund, Alpine Rising Dividend Fund, Alpine Financial Services Fund and Alpine Small Cap Fund are four separate series of the Series Trust. The Alpine Ultra Short Municipal Income Fund and Alpine High Yield Managed Duration Municipal Fund are two separate series of the Income Trust. The Alpine Dynamic Dividend Fund, Alpine Rising Dividend Fund, Alpine Financial Services Fund, Alpine Small Cap Fund, Alpine Ultra Short Municipal Income Fund and Alpine High Yield Managed Duration Municipal Fund (individually referred to as a “Fund” and collectively, “the Funds”) are diversified funds. Alpine Dynamic Dividend Fund seeks high current dividend income that qualifies for the reduced U.S. federal income tax rates created by the “Jobs and Growth Tax Relief Reconciliation Act of 2003,” while also focusing on total return for long-term growth of capital. Alpine Rising Dividend Fund seeks income. Long-term growth of capital is a secondary objective. Alpine Financial Services Fund seeks long-term growth of capital and consistent above average total returns as compared to those typical of investments made in public equities. Alpine Small Cap Fund seeks capital appreciation. Alpine Ultra Short Municipal Income Fund seeks high after-tax current income consistent with preservation of capital. Alpine High Yield Managed Duration Municipal Fund seeks a high level of current income exempt from federal income tax.

Alpine Woods Capital Investors, LLC (the “Adviser”) is a Delaware limited liability company and serves as the investment manager to the Funds. The Funds offer Institutional Class and Class A shares. Institutional Class shares are sold without a sales charge. Class A shares have an initial sales charge, which may be waived under certain conditions as described in the Funds’ prospectus. Class A shares may be subject to contingent deferred sales charges (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. All shares of the Funds have equal rights and privileges. Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote, to participate equally with other shares in dividends and distributions declared by the Funds and on liquidation to their proportionate share of the assets remaining after satisfaction of outstanding liabilities, except that Class A shares bear certain expenses related to the distribution fee of such shares. Each class has exclusive voting rights with respect to the distribution fee of such class. Each class has exclusive voting rights with respect to matters relating to its shareholders servicing and distribution expenditures.

The Funds are each an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic (“ASC”) 946 Financial Services - Investment Companies.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

A. Valuation of Securities:

The net asset value (“NAV”) of shares of the Funds are calculated by dividing the value of the Funds’ net assets by the number of outstanding shares. NAV is determined each day the New York Stock Exchange (“NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern Time). In computing NAV, portfolio securities of the Funds are valued at their current fair values determined on the basis of market quotations or if market quotations are not readily available or determined to be unreliable, through procedures and/or guidelines established by the Board. In computing the Funds’ NAV, equity securities that are traded on a securities exchange in the United States, except for those listed on NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market exchanges (collectively, “NASDAQ”) and option securities are valued at the last reported sale price as of the time of valuation. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Prices (“NOCP”). If, on a particular day, an exchange traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. For equity investments traded on more than one exchange, the last reported sale price on

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2016

the exchange where the stock is primarily traded is used. Equity-linked structured notes are valued by referencing the last reported sale or settlement price of the underlying security on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the underlying security’s trading currency to the equity-linked structured note’s settlement currency. Each option security traded on a securities exchange in the United States is valued at the last current reported sales price as of the time of valuation if the last current reported sales price falls within the consolidated bid/ask quote. If the last current reported sale price does not fall within the consolidated bid/ask quote, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Forward currency contracts are valued based on third-party vendor quotations. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System is valued at the NOCP, as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty of the option, or if the counterparty’s price is not readily available, then by using the Black-Scholes method. Debt and short-term securities are valued based on an evaluated bid price as furnished by pricing services approved by the Board, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Funds’ NAVs are not calculated.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board. The Funds may also use fair value pricing, if the value of a security it holds is, pursuant to the Board guidelines, materially affected by events occurring before the Funds’ NAVs are calculated but after the close of the primary market or market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. The Board has approved the use of a third-party pricing vendor’s proprietary fair value pricing model to assist in determining current valuation for foreign equities and OTC derivatives traded in markets that close prior to the NYSE. When fair value pricing is employed, the value of the portfolio security used to calculate the Funds’ NAVs may differ from quoted or official closing prices. The Fund may also fair value a security if the Fund or Adviser believes that the market price is stale. Other types of securities that the Funds may hold for which fair value pricing might be required include illiquid securities including restricted securities and private placements for which there is no public market.

For securities valued by the Funds, valuation techniques are used to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The Board of Trustees adopted procedures which utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Funds’ pricing service does not provide a valuation or provides a valuation that in the judgment of the Adviser does not represent fair value. The Board of Trustees has established a Valuation Committee which is responsible for: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, reviewing and approving the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the Board of Trustees.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2016

Fair Value Measurement:

In accordance with FASB ASC, “Fair Value Measurement” (“ASC 820”), defines fair value as the value that the Funds would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities’ own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

•	Level 1 —	Unadjusted quoted prices in active markets for identical investments.

•	Level 2 —	Other significant observable inputs (including quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, etc.).

•	Level 3 —	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Funds’ investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under ASC 820.

The following is a summary of the inputs used to value the Funds’ assets and liabilities carried at fair value as of October 31, 2016:

	Valuation Inputs
Dynamic Dividend Fund*	Level 1	Level 2	Level 3	Total Value
Common Stocks	$150,261,934	$—	$—	$150,261,934
Exchange-Traded Funds	1,459,900	—	—	1,459,900
Rights	—	44,381	—	44,381
Short-Term Investments	—	3,918,000	—	3,918,000
Total	$151,721,834	$3,962,381	$—	$155,684,215

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total Value
Assets
Forward Currency Contracts	$—	$464,160	$—	$464,160
Total	$—	$464,160	$—	$464,160

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2016

	Valuation Inputs
Rising Dividend Fund *	Level 1	Level 2	Level 3	Total Value
Common Stocks
Aerospace & Defense	$2,321,670	$—	$—	$2,321,670
Air Freight & Logistics	1,394,560	—	—	1,394,560
Auto Components	800,475	—	—	800,475
Banks	5,977,830	—	—	5,977,830
Beverages	1,072,000	—	—	1,072,000
Biotechnology	2,589,680	—	—	2,589,680
Capital Markets	2,954,500	—	—	2,954,500
Chemicals	867,230	—	—	867,230
Commercial Services & Supplies	1,040,400	—	—	1,040,400
Communications Equipment	1,027,260	—	—	1,027,260
Consumer Finance	1,533,660	—	—	1,533,660
Diversified Telecommunication Services	2,475,980	—	—	2,475,980
Electric Utilities	1,389,170	—	—	1,389,170
Electronic Equipment, Instruments & Components	1,194,530	—	—	1,194,530
Energy Equipment & Services	938,760	—	—	938,760
Equity Real Estate Investment	1,476,460	—	—	1,476,460
Food & Staples Retailing	5,020,135	—	23,933	5,044,068
Food Products	1,718,700	—	—	1,718,700
Health Care Equipment & Supplies	3,370,980	—	—	3,370,980
Health Care Providers & Services	858,800	—	—	858,800
Hotels, Restaurants & Leisure	1,803,400	—	—	1,803,400
Household Durables	717,390	—	—	717,390
Household Products	911,400	—	—	911,400
IT Services	1,204,320	—	—	1,204,320
Insurance	2,485,900	—	—	2,485,900
Internet Software & Services	1,993,050	—	—	1,993,050
Machinery	1,933,950	—	—	1,933,950
Media	3,340,626	—	—	3,340,626
Mortgage Real Estate Investment	475,250	—	—	475,250
Multi-Utilities	941,410	—	—	941,410
Oil, Gas & Consumable Fuels	5,688,940	—	—	5,688,940
Pharmaceuticals	4,629,155	—	—	4,629,155
Road & Rail	1,809,347	—	—	1,809,347
Semiconductors & Semiconductor Equipment	4,878,040	—	—	4,878,040
Software	3,414,860	—	—	3,414,860
Specialty Retail	2,484,175	—	—	2,484,175
Technology, Hardware, Storage & Peripherals	2,270,800	—	—	2,270,800
Thrifts & Mortgage Finance	714,470	—	—	714,470
Exchange-Traded Fund	948,400	—	—	948,400
Short-Term Investment	—	2,681,000	—	2,681,000
Total	$82,667,663	$2,681,000	$23,933	$85,372,596

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2016

	Valuation Inputs
Financial Services Fund*	Level 1	Level 2	Level 3	Total Value
Common Stocks	$13,631,464	$—	$—	$13,631,464
Short-Term Investments	—	126,000	—	126,000
Total	$13,631,464	$126,000	$—	$13,757,464

	Valuation Inputs
Small Cap Fund*	Level 1	Level 2	Level 3	Total Value
Common Stocks	$12,437,715	$—	$—	$12,437,715
Short-Term Investments	—	882,000	—	882,000
Total	$12,437,715	$882,000	$—	$13,319,715

	Valuation Inputs
Ultra Short Municipal Income Fund*	Level 1	Level 2	Level 3	Total Value
Municipal Bonds	$—	$1,135,696,640	$—	$1,135,696,640
Money Market Funds	—	51,029	—	51,029
Total	$—	$1,135,747,669	$—	$1,135,747,669

	Valuation Inputs
High Yield Managed Duration Municipal Fund*	Level 1	Level 2	Level 3	Total Value
Municipal Bonds	$—	$196,226,793	$—	$196,226,793
Money Market Funds	—	97,523	—	97,523
Total	$—	$196,324,316	$—	$196,324,316

* For detailed sector, country and state descriptions, see accompanying Schedule of Portfolio Investments.

For the year ended October 31, 2016, there were no transfers between Level 1, Level 2 and Level 3. The Funds recognize transfers as of the beginning of the year.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Rising Dividend Fund
Balance as of October 31, 2015	$23,933
Realized gain (loss)	—
Change in unrealized depreciation*	—
Purchases	—
Sales	—
Transfers in to Level 3	—
Transfers out of Level 3	—
Balance as of October 31, 2016	$23,933
Change in net unrealized appreciation/(depreciation) on Level 3 assets held at year end	$—

* Statements of Operations Location: Change in net unrealized appreciation/(depreciation) on investments.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2016

B. Security Transactions and Investment Income:

Security transactions are accounted for on a trade date basis. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Funds may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

C. Line of Credit and Custody Overdrafts:

On December 1, 2010, each of the Series Trust and Income Trust entered into a lending agreement with BNP Paribas through its New York branch (“BNPP NY”) on behalf of each of the Funds. Loans in aggregate, whether to cover overdrafts or for investment purposes, may not exceed the maximum amount that is permitted under the 1940 Act. The terms of the lending agreement indicate the rate to be the Federal Funds rate plus 0.95% per annum on amounts borrowed. The BNPP NY facility provides secured, uncommitted lines of credit for the Funds where selected Funds’ assets are pledged against advances made to the respective Fund. Each Fund has granted a security interest in all pledged assets used as collateral to the BNPP NY facility. Each Fund is permitted to borrow up to 33.33% of its total assets for extraordinary or emergency purposes. Additionally, each of the following Funds is permitted to borrow up to 10% of its total assets for investment purposes but in no case shall any Fund’s total outstanding borrowings exceed 33.33% of their respective total assets. Either BNPP NY or the Funds may terminate this agreement upon delivery of written notice. For the year ended October 31, 2016, the average interest rate paid on outstanding borrowings under the line of credit was 1.38%, 1.47%, 1.39% and 1.41% for the Dynamic Dividend Fund, Rising Dividend Fund, Financial Services Fund and High Yield Managed Duration Municipal Fund, respectively. The Funds may also incur interest expense on custody overdraft charges.

	Dynamic Dividend Fund	Rising Dividend Fund	Financial Services Fund	Small Cap Fund
Total line of credit amount available for investment purposes at October 31, 2016	$15,778,485	$8,858,546	$1,413,359	$1,337,986
Line of credit outstanding at October 31, 2016	—	—	—	—
Line of credit amount unused at October 31, 2016	15,778,485	8,858,546	1,413,359	1,337,986
Average balance outstanding during the period	1,244,392	9,511	94,126	—
Maximum balance outstanding during the period	11,941,995	1,226,479	2,094,819	—
Interest expense incurred on line of credit during the period	17,481	142	1,326	—
Interest expense incurred on custody overdrafts during the period	—	—	37	—

	Ultra Short Municipal Income Fund	High Yield Managed Duration Municipal Fund
Total line of credit amount available for investment purposes at October 31, 2016	$—	$20,482,089
Line of credit outstanding at October 31, 2016	—	—
Line of credit amount unused at October 31, 2016	—	20,482,089
Average balance outstanding during the period	—	104,598
Maximum balance outstanding during the period	—	5,384,222
Interest expense incurred on line of credit during the period	—	1,500
Interest expense incurred on custody overdrafts during the period	1,351	123

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2016

D. Federal and Other Income Taxes:

It is each Fund’s policy to comply with the Federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies and to timely distribute all of its investment company taxable income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no Federal income tax provision is required. Capital gains realized on some foreign securities are subject to foreign taxes. Dividends and interest from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such capital gains and withholding taxes, which are accrued as applicable, may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Funds intend to undertake procedural steps to claim the benefits of such treaties. Where available, the Funds will file refund claims for foreign taxes withheld.

FASB ASC 740-10 “Income Taxes” - Overall sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Funds’ tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2016, no provision for income tax is required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. As of October 31, 2016, open Federal and New York tax years include the tax years ended October 31, 2013 through 2016. Also, the Funds have recognized no interest and penalties related to uncertain tax benefits. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable. Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. As of October 31, 2016, there were no outstanding balances of accrued capital gains taxes for the Funds.

E. Distributions to Shareholders:

Each Fund intends to distribute all of its net investment income and net realized capital gains, if any, throughout the year to its shareholders in the form of dividends. Distributions to shareholders are recorded at the close of business on the ex-dividend date. All dividends are automatically reinvested in full and fractional shares of the respective Funds at net asset value per share, unless otherwise requested.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. In the event dividends and distributions to shareholders exceed net investment income and net realized gains for tax purposes, they are reported as returns of capital.

F. Class Allocations:

Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated among the classes of the Funds based on the relative net assets of each class. Class specific expenses are allocated to the class to which they relate. Currently, class specific distribution expenses are limited to those incurred under the Distribution Plan for Class A shares (See Note 5).

G. Foreign Currency Translation Transactions:

Each of the Dynamic Dividend Fund, Rising Dividend Fund and Financial Services Fund may invest without limitation in foreign securities. The Small Cap Fund may invest up to 30% of the value of its net assets in foreign securities. The Funds do not isolate the portion of each portfolio invested in foreign securities of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market process. Such fluctuations are included with net realized and unrealized gain or loss from investments. Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translations gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2016

changes in the exchange rates. The books and records of each Fund are maintained in U.S. dollars. Non-U.S. dollar-denominated amounts are translated into U.S. dollars as follows, with the resultant translations gains and losses recorded in the Statements of Operations.

i)	fair value of investment securities and other assets and liabilities at the exchange rate on the valuation date.

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

H. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Funds or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

I. Equity-Linked Structured Notes:

The Funds may invest in equity-linked structured notes. Equity-linked structured notes are securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. The Funds did not hold equity-linked structured notes as of October 31, 2016.

J. Options:

The Funds may engage in option transactions and in doing so achieve similar objectives to what they would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Funds may also purchase put options on individual securities. The Funds may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities in the Funds’ portfolio.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2016

gain or loss on written options and net realized gain or loss on purchased options, respectively. There were no options contracts held as of October 31, 2016.

Written options transactions for the year ended October 31, 2016 were as follows in the Rising Dividend Fund:

	Number of Contracts	Premiums Received
Written Options, outstanding as of October 31, 2015	240	$14,226
Options written	180	29,518
Options exercised	25	(3,174)
Options expired	(210)	(20,135)
Options bought back	(235)	(20,435)
Written Options, outstanding as of October 31, 2016	—	$—

K. Forward Currency Contracts:

The Funds are subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may use forward currency contracts to gain exposure to or economically hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by each Fund as unrealized appreciation or depreciation. When the forward contract is closed, a Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably. The Funds’ forward contracts are not subject to an enforceable master netting agreement or similar agreement. The Dynamic Dividend Fund and the Financial Services Fund entered into forward currency contracts during the reporting period to economically hedge against changes in the value of foreign currencies. During the year ended October 31, 2016, the Dynamic Dividend Fund and Financial Services Fund entered into twelve and nineteen forward contracts, respectively. The average monthly principal amount for forward contracts held by the Dynamic Dividend Fund and Financial Services Fund throughout the period was $13,221,731 and $1,366,025, respectively. This is based on amounts held as of each month-end throughout the fiscal year.

The following forward currency contracts were held as of October 31, 2016:

Dynamic Dividend Fund

Description	Counterparty	Settlement Date	Currency	Settlement Value	Current Value	Unrealized Appreciation
Contracts Sold:
Euro	State Street Bank and Trust Company	12/07/16	7,000,000 EUR	$8,038,100	$7,695,578	$342,522
Japanese Yen	State Street Bank and Trust Company	12/07/16	320,000,000 JPY	3,176,841	3,055,203	121,638
					$10,750,781	$464,160

L. Derivative Instruments:

The following tables provide information about the effect of derivatives on the Funds’ Statements of Assets and Liabilities and Statements of Operations as of and for the year ended October 31, 2016. The first table provides additional detail about the amounts and sources of unrealized appreciation/(depreciation) on derivatives at the end of the period. The second table provides additional information about the amounts and sources of net realized gain/(loss) and the change in net unrealized appreciation/(depreciation) resulting from the Funds’ derivatives during the year.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2016

The effect of derivative instruments in the Statements of Assets and Liabilities as of October 31, 2016:

Dynamic Dividend Fund
	Statements of Assets	Unrealized
Derivatives	and Liabilities Location	Appreciation
Forward Currency Contracts
Foreign exchange risk	Unrealized appreciation on forward currency contracts	$464,160

The effect of derivative instruments in the Statements of Operations for the year ended October 31, 2016:

Dynamic Dividend Fund
	Statements of	Net Realized	Change in Net
Derivatives	Operations Location	Gain	Unrealized Depreciation
Forward Currency Contracts
Foreign exchange risk	Net realized gain/(loss) from foreign currency transactions	$815,289
Foreign exchange risk	Change in net unrealized appreciation/(depreciation) on foreign currency translations		$(108,643)

Rising Dividend Fund
	Statements of	Net Realized	Change in Net Unrealized
Derivatives	Operations Location	Gain/(Loss)	Appreciation/(Depreciation)
Options Contracts
Equity risk	Net realized gain/(loss) from investments	$(111,024)
Equity risk	Change in net unrealized appreciation/(depreciation) on investments		$48,401
Equity risk	Net realized gain/(loss) from written options contracts	$35,626
Equity risk	Change in net unrealized appreciation/(depreciation) on written options contracts		$(13,026)

Financial Services Fund
	Statements of	Net Realized	Change in Net
Derivatives	Operations Location	Loss	Unrealized Depreciation
Forward Currency Contracts
Foreign exchange risk	Net realized gain/(loss) from foreign currency transactions	$(27,702)
Foreign exchange risk	Change in net unrealized appreciation/(depreciation) on foreign currency translations		$(2,420)

M. Redemption Fees:

The Funds of the Series Trust impose a redemption fee of 1% of the total redemption amount on all Fund shares redeemed or exchanged within 60 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Funds for the benefit of the remaining shareholders. The redemption fee is accounted for as an increase to paid-in-capital. The Alpine Ultra Short Municipal Income Fund imposes a 0.25% redemption fee for shares redeemed or exchanged within 30 days of buying them and the High Yield Managed Duration Municipal Fund imposes a 0.75% redemption fee for shares redeemed or exchanged within 60 days of buying them, of the total redemption amount on all Fund shares redeemed or exchanged. This fee is assessed and retained by the Funds for the benefit of the remaining shareholders. The redemption fee is accounted for as an increase to paid-in-capital.

Alpine Mutual Funds

Notes to Financial Statements—Continued

October 31, 2016

3.	Capital Share Transactions:

The Funds have an unlimited number of shares of beneficial interest, with $0.001 par value, authorized. Transactions in shares and dollars of the Funds were as follows:

Dynamic Dividend Fund

	Year Ended		Year Ended
	October 31, 2016		October 31, 2015
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	1,486,955	$5,166,679	3,466,999	$13,621,647
Shares issued in reinvestment of dividends	2,243,462	7,864,987	2,162,374	8,384,107
Redemption fees	—	2,584	—	2,152
Shares redeemed	(9,246,176)	(32,274,678)	(11,756,955)	(45,912,677)
Total net change	(5,515,759)	$(19,240,428)	(6,127,582)	$(23,904,771)

Class A
Shares sold	500,144	$1,719,939	347,585	$1,372,113
Shares issued in reinvestment of dividends	31,513	110,605	30,404	117,981
Redemption fees	—	57	—	46
Shares redeemed	(500,200)	(1,773,362)	(404,030)	(1,582,312)
Total net change	31,457	$57,239	(26,041)	$(92,172)

Rising Dividend Fund

	Year Ended		Year Ended
	October 31, 2016		October 31, 2015
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	53,207	$758,478	118,489	$1,905,372
Proceeds from shares issued in connection with the tax-free transfer of assets from Alpine Transformations Fund (Note 8)	—	—	507,899	7,643,926
Proceeds from shares issued in connection with the tax-free transfer of assets from Alpine Equity Income Fund (Note 8)	—	—	5,123,760	77,113,107
Shares issued in reinvestment of dividends	248,227	3,665,092	22,856	357,891
Redemption fees	—	72	—	—
Shares redeemed	(555,655)	(8,220,628)	(68,404)	(1,092,652)
Total net change	(254,221)	$(3,796,986)	5,704,600	$(85,927,644)

Class A
Shares sold	4,425	$67,792	89,014	$1,450,838
Proceeds from shares issued in connection with the tax-free transfer of assets from Alpine Transformations Fund (Note 8)	—	—	10,346	155,703
Proceeds from shares issued in connection with the tax-free transfer of assets from Alpine Equity Income Fund (Note 8)	—	—	21,756	327,429
Shares issued in reinvestment of dividends	3,857	56,846	7,101	111,046
Redemption fees	—	1	—	—
Shares redeemed	(78,595)	(1,154,232)	(25,995)	(393,204)
Total net change	(70,313)	$(1,029,593)	102,222	$(1,651,812)

Alpine Mutual Funds

Notes to Financial Statements—Continued

October 31, 2016

Financial Services Fund
	Year Ended		Year Ended
	October 31, 2016		October 31, 2015
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	135,507	$1,673,566	369,389	$4,998,497
Shares issued in reinvestment of dividends	13,575	172,672	12,761	171,655
Redemption fees	—	203	—	1,836
Shares redeemed	(762,779)	(9,193,716)	(962,004)	(12,790,683)
Total net change	(613,697)	$(7,347,275)	(579,854)	$(7,618,695)

Class A
Shares sold	18,462	$217,085	66,509	$874,831
Shares issued in reinvestment of dividends	2,714	34,336	3,511	46,990
Redemption fees	—	58	—	549
Shares redeemed	(330,395)	(3,750,081)	(234,275)	(3,092,029)
Total net change	(309,219)	$(3,498,602)	(164,255)	$(2,169,659)

Small Cap Fund
	Year Ended		Year Ended
	October 31, 2016		October 31, 2015
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	27,831	$407,257	33,543	$472,343
Shares issued in reinvestment of dividends	—	—	—	—
Redemption fees	—	2	—	822
Shares redeemed	(93,944)	(1,358,321)	(139,381)	(1,991,521)
Total net change	(66,113)	$(951,062)	(105,838)	$(1,518,356)

Class A
Shares sold	604	$8,790	30,976	$440,928
Shares issued in reinvestment of dividends	—	—	—	—
Redemption fees	—	—	—	70
Shares redeemed	(41,197)	(605,864)	(39,243)	(552,566)
Total net change	(40,593)	$(597,074)	(8,267)	$(111,568)

Alpine Mutual Funds

Notes to Financial Statements—Continued

October 31, 2016

Ultra Short Municipal Income Fund
	Year Ended		Year Ended
	October 31, 2016		October 31, 2015
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	57,341,218	$575,628,307	27,287,282	$273,964,312
Shares issued in reinvestment of dividends	416,008	4,176,278	315,186	3,164,465
Redemption fees	—	17,574	—	12,623
Shares redeemed	(44,425,596)	(445,984,747)	(33,510,389)	(336,444,301)
Total net change	13,331,630	$133,837,412	(5,907,921)	$(59,302,901)

Class A
Shares sold	12,653,132	$127,779,710	9,158,022	$92,474,358
Shares issued in reinvestment of dividends	65,499	661,340	46,820	472,735
Redemption fees	—	4,218	—	3,592
Shares redeemed	(12,436,462)	(125,584,498)	(13,577,730)	(137,106,037)
Total net change	282,169	$2,860,770	(4,372,888)	$(44,155,352)

High Yield Managed Duration Municipal Fund
	Year Ended		Year Ended
	October 31, 2016		October 31, 2015
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	12,248,523	$127,050,001	2,437,080	$25,137,443
Shares issued in reinvestment of dividends	198,535	2,055,480	103,944	1,071,225
Redemption fees	—	21,666	—	4,190
Shares redeemed	(2,306,308)	(23,920,920)	(336,237)	(3,457,415)
Total net change	10,140,750	$105,206,227	2,204,787	$22,755,443

Class A
Shares sold	2,893,642	$29,933,772	1,045,193	$10,761,230
Shares issued in reinvestment of dividends	49,097	509,207	6,339	65,174
Redemption fees	—	5,897	—	640
Shares redeemed	(476,576)	(4,952,583)	(73,749)	(758,641)
Total net change	2,466,163	$25,496,293	977,783	$10,068,403

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2016 are as follows:

	Purchases	Sales
Dynamic Dividend Fund	$142,896,306	$155,403,550
Rising Dividend Fund	79,892,646	84,250,454
Financial Services Fund	16,688,834	26,357,997
Small Cap Fund	10,469,638	12,254,366
Ultra Short Municipal Income Fund	1,479,765,848	1,313,754,415
High Yield Managed Duration Municipal Fund	273,226,692	139,639,051

The Funds did not have purchases and sales of U.S. Government Obligations during the year ended October 31, 2016.

Alpine Mutual Funds

Notes to Financial Statements—Continued

October 31, 2016

5.	Distribution Plan:

Quasar Distributors, LLC (“Quasar”) serves as each Fund’s distributor. Each of the Funds have adopted a distribution and servicing plan (the “Plan”) for their Class A shares as allowed by Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds in connection with the distribution and servicing of their Class A shares at an annual rate, as determined from time to time by the Board, of up to 0.25% of the average daily net assets of the Class A shares of the Funds. Amounts paid under the Plan by the Funds may be spent by the Funds on any activities or expenses primarily intended to result in the sale of Class A shares of the Funds, including but not limited to advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. Dynamic Dividend Fund, Rising Dividend Fund, Financial Services Fund, Small Cap Fund, Ultra Short Municipal Income Fund and High Yield Managed Duration Municipal Fund incurred $8,429, $3,910, $8,601, $2,285, $511,941 and $60,390, respectively, pursuant to the Plan for the year ended October 31, 2016.

The Plan for the Funds may be terminated at any time by a majority vote of the Trustees of the Trusts who are not “interested persons,” as defined by the 1940 Act, or by vote of a majority of the outstanding voting shares of the respective Fund.

6.	Investment Advisory Agreement, Administration Agreement and Other Affiliated Transactions:

The Adviser provides investment advisory services to each of the Funds. Pursuant to the advisory agreements with the Funds, the Adviser is entitled to an annual fee based on 1.00% of each Fund’s average daily net assets for the Dynamic Dividend Fund (until March 31, 2016), Rising Dividend Fund (until March 31, 2016), Financial Services Fund and Small Cap Fund. From April 1, 2016 to April 1, 2017, the Adviser shall waive 0.05% of the Small Cap Fund’s Advisory Fee at an annualized rate. Fees waived pursuant to this 0.05% waiver are not subject to recoupment by the Adviser discussed below. Effective April 1, 2016, the Adviser is entitled to an annual fee based on each Fund’s average daily net asset for the Dynamic Dividend Fund and Rising Dividend Fund, in accordance with the following schedule:

First $250 million	1.00%
Over $250 million	0.95%

The Adviser was entitled to an annual fee based on 0.75% of each of the Fund’s average net assets for the Ultra Short Municipal Income Fund and High Yield Managed Duration Municipal Fund until March 31, 2016.

Effective April 1, 2016, the Adviser is entitled to an annual fee based on the Ultra Short Municipal Income Fund’s average daily net assets, in accordance with the following schedule:

First $2.5 billion	0.50%
Over $2.5 billion	0.45%

Effective April 1, 2016, the Adviser is entitled to an annual fee based on the High Yield Managed Duration Municipal Fund’s average daily net assets, in accordance with the following schedule:

First $250 million	0.65%
Over $250 million	0.60%

The Adviser agreed to waive fees and/or reimburse the Dynamic Dividend Fund, Rising Dividend Fund, Financial Services Fund and Small Cap Fund to the extent necessary to ensure that ordinary operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and extraordinary expenses) do not exceed annually 1.60% of each Fund’s Class A shares average daily net assets, and 1.35% of each Fund’s Institutional Class shares average daily net assets (until March 31, 2016). Effective April 1, 2016, the Adviser agreed to waive fees and/or reimburse the Dynamic Dividend Fund, Rising Dividend Fund, Financial Services Fund and Small Cap Fund to the extent necessary to ensure that ordinary operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and extraordinary expenses) do not exceed annually 1.50% of each Fund’s Class A shares average daily net assets and 1.25% of each Fund’s Institutional Class shares average daily net assets. The contractual expense cap for the Ultra Short Municipal Income Fund Class A shares and Institutional Class shares is 0.95% and 0.70% (until March 31, 2016). Effective April 1, 2016, the Adviser agreed to waive fees and/or reimburse the Ultra Short Municipal Income Fund to the extent necessary to ensure that ordinary operating expenses (including

Alpine Mutual Funds

Notes to Financial Statements—Continued

October 31, 2016

12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and extraordinary expenses) do not exceed annually 0.70%, respectively, of the Fund’s Class A shares average daily net assets and 0.45% of the Fund’s Institutional Class shares average daily net assets. The contractual expense cap for High Yield Managed Duration Municipal Fund Class A shares and Institutional Class shares is 1.05% and 0.80%, respectively (until March 31, 2016). Effective April 1, 2016, the Adviser agreed to waive fees and/or reimburse the High Yield Managed Duration Municipal Fund to the extent necessary to ensure that ordinary operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and extraordinary expenses) do not exceed annually 0.90% of the Fund’s Class A shares average daily net assets and 0.65% of the Fund’s Institutional Class shares average daily net assets. For the year ended October 31, 2016, the Adviser waived investment advisory fees and other expenses totaling $12,047, $59,030, $43,985, $3,156,071 and $216,236 for the Dynamic Dividend Fund, Financial Services Fund, Small Cap Fund, Ultra Short Municipal Income Fund and High Yield Managed Duration Municipal Fund, respectively. The expense limitations will remain in effect for each Fund through April 1, 2017 unless and until the Board of the Series and Income Trusts approve its modification or termination with respect to each Fund. The Adviser may recover expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Fund to exceed such cap on expenses. Waived expenses subject to potential recovery by year of expiration are as follows:

					Ultra Short	High Yield
	Dynamic	Rising	Financial		Municipal	Managed
	Dividend	Dividend	Services	Small Cap	Income	Duration
Years of Expiration	Fund	Fund	Fund	Fund	Fund	Municipal Fund
10/31/2017	$146,717	$44,557	$—	$37,668	$2,325,098	$106,330
10/31/2018	—	55,991	137,078	77,751	2,283,138	115,543
10/31/2019	12,047	—	59,030	40,153	1,983,569	205,015

For the year ended October 31, 2016, the Adviser voluntarily agreed to reimburse the Ultra Short Municipal Income Fund to the extent necessary to ensure that the Fund’s total operating expenses (including 12b-1 fees, where applicable, but excluding interest, brokerage commissions and extraordinary expenses) were within the range 0.65%-0.75% and 0.40%-0.50% of the average daily net assets of the Class A shares and Institutional Class shares, respectively, during the year ended October 31, 2016.

The Adviser makes payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services with respect to the Funds. On February 2, 2012, the Board approved, subject to certain limitations, the reimbursement to the Adviser by the appropriate Fund, of up to a certain percentage of such fees paid by the Adviser to intermediaries that provide omnibus account services, sub-accounting services, and/or networking services. Reimbursement of these fees are subject to review by the Board and are included in the transfer agent fees in the Statements of Operations. For the year ended October 31, 2016, the Dynamic Dividend Fund, Rising Dividend Fund, Financial Services Fund, Small Cap Fund, Ultra Short Municipal Income Fund and High Yield Managed Duration Municipal Fund incurred $151,308, $1,296, $33,343, $5,827, $491,845 and $220, respectively, in reimbursements to the Adviser.

State Street Bank and Trust Company (“SSBT”) serves as the fund accounting agent and custodian. The custodian is responsible for the safekeeping of the assets of the Funds and the fund accounting agent is responsible for calculating the Funds’ NAVs. SSBT, as the Funds’ custodian and fund accounting agent, is paid on the basis of net assets and transaction costs of the Funds. SSBT also serves as the administrator for the Series Trust and Income Trust. SSBT, as the Funds’ administrator, is paid on the basis of net assets of the Funds which are allocated among the series of the Series Trust and Income Trust, on the basis of relative net assets.

Boston Financial Data Services, Inc. (“BFDS”) serves as the transfer agent to the Equity Trust. BFDS is paid on the basis of net assets, per account fees and certain transaction costs.

Alpine Mutual Funds

Notes to Financial Statements—Continued

October 31, 2016

During the year ended October 31, 2016, the Funds engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the 1940 Act and were as follows:

	Purchases	Sales
Ultra Short Municipal Income Fund	$—	$5,572,941
High Yield Managed Duration Municipal Fund	5,572,941	—

Certain officers and trustees of the Funds are also officers and/or trustees of the Adviser. No interested trustee, who is deemed an interested person due to current or former service with Adviser or an affiliate of Adviser, receives compensation from the Funds.

7.	Federal Income Tax Information:

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share of the Funds.

As of October 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Dynamic Dividend Fund	Rising Dividend Fund	Financial Services Fund
Undistributed ordinary income	$—	$600,016	$7,928
Undistributed tax exempt income	—	—	—
Undistributed long-term capital gain	—	—	27,776
Accumulated capital loss	(560,644,359)	(150,415)	—
Unrealized appreciation/(depreciation)	7,984,250	11,044,302	2,318,341
Total	$(552,660,109)	$11,493,903	$2,354,045

			High Yield
		Ultra Short	Managed
	Small Cap Fund	Municipal Income Fund	Duration Municipal Fund
Undistributed tax exempt income	$—	$145,696	$139,733
Late year ordinary loss deferral	(68,771)	—	—
Accumulated capital loss	(7,778,434)	(546,542)	(920,416)
Unrealized appreciation/(depreciation)	800,498	(6,283)	1,363,597
Total	$(7,046,707)	$(407,129)	$582,914

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. These permanent differences are primarily due to the differing treatment of gains (losses) related to foreign currency transactions, basis adjustments on certain equity securities designated as passive foreign investment companies, acquired capital loss carryforwards and distribution redesignations. Accordingly, for the year ended October 31, 2016, the effects of certain differences were reclassified as follows:

		Accumulated	Accumulated
Fund	Capital stock	net investment income (loss)	net realized gains (losses)
Dynamic Dividend Fund	$(536,971,766)	$(114,157)	$537,085,923
Rising Dividend Fund	14	(21,519)	21,505
Financial Services Fund	7,523	56,853	(64,376)
Small Cap Fund	(191,165)	83,168	107,997

Alpine Mutual Funds

Notes to Financial Statements—Continued

October 31, 2016

As of October 31, 2016, net unrealized appreciation/(depreciation) of investments, excluding foreign currency, based on Federal tax costs was as follows:

		Gross	Gross	Net unrealized
Fund	Cost of investments	unrealized appreciation	unrealized depreciation	appreciation/ (depreciation)
Dynamic Dividend Fund	$147,678,861	$16,734,813	$(8,729,459)	$8,005,354
Rising Dividend Fund	74,328,266	11,808,211	(763,881)	11,044,330
Financial Services Fund	11,438,440	2,349,410	(30,386)	2,319,024
Small Cap Fund	12,519,217	1,603,158	(817,460)	785,698
Ultra Short Municipal Income Fund	1,135,753,952	130,365	(136,648)	(6,283)
High Yield Managed Duration Municipal Fund	194,960,719	1,882,733	(519,135)	1,363,598

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, partnership tax adjustments, and mark-to-market cost basis adjustments for investments in passive foreign investment companies (PFICs) for tax purposes.

The tax character of distributions paid during the years ended October 31, 2016 and 2015 were as follows:

	2016	2015
Dynamic Dividend Fund
Ordinary income	$10,120,435	$12,328,370
Long-term capital gain	—	—
Return of capital	1,100,161
Total	$11,220,596	$12,328,370
Rising Dividend Fund
Ordinary income	$3,179,041	$230,058
Long-term capital gain	589,735	284,654
Total	$3,768,776	$514,712
Financial Services Fund
Ordinary income	$355,958	$390,835
Long-term capital gain	—	—
Total	$355,958	$390,835
Small Cap Fund
Long-term capital gain	$—	$—
Total	$—	$—
Ultra Short Municipal Income Fund
Ordinary income	$861
Exempt interest dividends	6,061,658	$4,685
Long-term capital gain	—	4,624,613
Total	$6,062,519	$4,629,298
High Yield Managed Duration Municipal Fund
Ordinary income	$113,462	$34,949
Exempt interest dividends	3,507,244	1,345,745
Long-term capital gain	—	—
Total	$3,620,706	$1,380,694

Alpine Mutual Funds

Notes to Financial Statements—Continued

October 31, 2016

During the year ended October 31, 2016, the Financial Services Fund and Small Cap Fund utilized $181,543 and $126,133 of capital loss carryovers, respectively. Capital loss carryovers as of October 31, 2016 are as follows:

Expiration Date	Dynamic Dividend Fund	Rising Dividend Fund	Financial Services Fund
10/31/2017	$388,131,987	$—	$—
10/31/2018	$154,525,095	$—	$—
10/31/2019	$—	$—	$—

			High Yield
		Ultra Short	Managed
Expiration Date	Small Cap Fund	Municipal Income Fund	Duration Municipal Fund
10/31/2017	$5,637,266	$—	$—
10/31/2018	$1,581,056	$—	$—
10/31/2019	$342,429	$67,228	$—

During the year ended October 31, 2016, the Dynamic Dividend Fund and Small Cap Fund had $536,971,822 and $113,385 of expired capital loss carryovers, respectively.

Under the Regulated Investment Company (“RIC”) Modernization Act of 2010 (“the Modernization Act”), post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Capital loss carryover as of October 31, 2016 with no expiration are as follows:

Fund	Short Term	Long Term
Dynamic Dividend Fund	$15,425,258	$2,562,019
Rising Dividend Fund	$150,415	$—
Small Cap Fund	$217,683	$—
Ultra Short Municipal Income Fund	$443,488	$35,826
High Yield Managed Duration Municipal Fund	$703,551	$216,865

Certain ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first day of the Funds’ next taxable year, if the Funds so elect. For the year ended October 31, 2016, the following Funds elected to defer late-year ordinary losses:

Late Year
Fund	Ordinary Losses
Small Cap Fund	$ (68,771)

Alpine Mutual Funds

Notes to Financial Statements—Continued

October 31, 2016

8.	Reorganizations:

At a meeting held on July 31, 2015, the Board, unanimously approved the tax free reorganization of the Alpine Transformations Fund and the Alpine Equity Income Fund (the “Target Funds”) into the Alpine Accelerating Dividend Fund (the “Acquiring Fund”), a separate series of the Trust. On September 9, 2015, the Acquiring Fund was renamed Alpine Rising Dividend Fund and on October 23, 2015, acquired all of the net assets of the Target Funds in a tax-free exchange of shares pursuant to an Agreement and Plan of Reorganization approved by the Target Funds shareholders. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies.

Alpine		Shares Issued by
Transformations	Shares Prior to	the Acquiring	Net Assets Prior
Fund	Reorganization	Fund	to Reorganization
Institutional Class	664,477	507,899	$7,643,926
Class A	13,727	10,346	$155,703

Alpine		Shares Issued by
Equity Income	Shares Prior to	the Acquiring	Net Assets Prior
Fund	Reorganization	Fund	to Reorganization
Institutional Class	6,042,454	5,123,760	$77,113,107
Class A	25,724	21,756	$327,429

The appreciation of the Transformations Fund and Equity Income Fund were $779,528 and $12,159,650, respectively, as of the date of the reorganization. The combined net assets of the Acquiring Fund immediately after the reorganization were $92,462,283.

Assuming the reorganization had been completed on November 1, 2014, the beginning of the reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the period ended October 31, 2015, were as follows:

Net Investment Income (Loss)	$1,329,773
Net Realized and Unrealized Gains/Losses onInvestments and Foreign Currency Transactions	$(603,933)
Net Increase/Decrease in Net Assets resulting from Operations	$725,840

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Acquiring Fund’s Statement of Operations as of October 31, 2015.

9.	Other Income:

Other income of $265,972 is recognized by the Fund as a result of a class action settlement related to improper foreign exchange contract transactions conducted by Dynamic Dividend Fund’s former Custodian.

10.	Subsequent Events:

Distributions: The Dynamic Dividend Fund - Institutional Class and Class A shares paid a distribution from net investment income of $968,837 and $20,881 or $0.02 and $0.0193 per share, respectively, on November 30, 2016 to shareholders of record on November 29, 2016.

The Small Cap Fund—Institutional Class and Class A paid a distribution from long-term capital gains of $27,843 on December 16, 2016 to shareholders of record on December 15, 2016.

Alpine Mutual Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Alpine Series Trust and Alpine Income Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Alpine Series Trust (comprising, respectively, Alpine Dynamic Dividend Fund, Alpine Rising Dividend Fund, Alpine Financial Services Fund and Alpine Small Cap Fund); and Alpine Income Trust (comprising, respectively, Alpine High Yield Managed Duration Municipal Fund and Alpine Ultra Short Municipal Income Fund) (collectively the “Funds”) as of October 31, 2016, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended prior to November 1, 2014 were audited by another independent registered public accounting firm whose report, dated December 29, 2014, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising Alpine Series Trust and Alpine Income Trust at October 31, 2016, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the two years in the period then ended in conformity with U.S. generally accepted accounting principles.

New York, NY

December 22, 2016

Alpine Mutual Funds

Information about your Funds’ Expenses

October 31, 2016

Fund expenses (Unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested on May 1, 2016 and held for the six months ended October 31, 2016.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Dynamic Dividend Fund

Based on actual total return(1)

Class	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)

Institutional	2.57%	$1,000.00	$1,025.70	1.25%	$6.36

Class A	2.44%	$1,000.00	$1,024.40	1.51%	$7.68

Based on hypothetical total return(1)

Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(4)

Institutional	5.00%	$1,000.00	$1,018.85	1.25%	$6.34

Class A	5.00%	$1,000.00	$1,017.55	1.51%	$7.66

Alpine Mutual Funds

Information about your Funds’ Expenses—Continued

October 31, 2016

Rising Dividend Fund

Based on actual total return(1)

Class	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)

Institutional	2.56%	$1,000.00	$1,025.60	1.18%	$6.01

Class A	2.48%	$1,000.00	$1,024.80	1.38%	$7.02

Based on hypothetical total return(1)

Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(4)

Institutional	5.00%	$1,000.00	$1,019.20	1.18%	$5.99

Class A	5.00%	$1,000.00	$1,018.20	1.38%	$7.00

Financial Services Fund

Based on actual total return(1)

Class	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)

Institutional	8.65%	$1,000.00	$1,086.50	1.25%	$6.56

Class A	8.55%	$1,000.00	$1,085.50	1.50%	$7.86

Based on hypothetical total return(1)

Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(4)

Institutional	5.00%	$1,000.00	$1,018.85	1.25%	$6.34

Class A	5.00%	$1,000.00	$1,017.60	1.50%	$7.61

Small Cap Fund

Based on actual total return(1)

Class	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)

Institutional	9.89%	$1,000.00	$1,098.90	1.25%	$6.59

Class A	9.80%	$1,000.00	$1,098.00	1.49%	$7.86

Based on hypothetical total return(1)

Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(4)

Institutional	5.00%	$1,000.00	$1,018.85	1.25%	$6.34

Class A	5.00%	$1,000.00	$1,017.65	1.49%	$7.56

Alpine Mutual Funds

Information about your Funds’ Expenses—Continued

October 31, 2015

Ultra Short Municipal Income Fund

Based on actual total return(1)

Class	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)

Institutional	0.37%	$1,000.00	$1,003.70	0.41%	$2.07

Class A	0.15%	$1,000.00	$1,001.50	0.66%	$3.32

Based on hypothetical total return(1)
Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(4)

Institutional	5.00%	$1,000.00	$1,023.08	0.41%	$2.08

Class A	5.00%	$1,000.00	$1,021.82	0.66%	$3.35

High Yield Managed Duration Municipal Fund

Based on actual total return(1)
Class	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)

Institutional	1.46%	$1,000.00	$1,014.60	0.65%	$3.29

Class A	1.33%	$1,000.00	$1,013.30	0.90%	$4.55

Based on hypothetical total return(1)

Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(4)

Institutional	5.00%	$1,000.00	$1,021.87	0.65%	$3.30

Class A	5.00%	$1,000.00	$1,020.61	0.90%	$4.57

(1)	For the six months ended October 31, 2016.
(2)	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year then divided by 366.
(4)	Hypothetical expense examples assume a 5% return over a hypothetical 184 day period.

Alpine Mutual Funds

Additional Information (Unaudited)

October 31, 2016

The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by visiting www.alpinefunds.com.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex*	Other Directorships Held by Trustee
H. Guy Leibler (1954)	Independent Trustee	Indefinite, since the Trust’s inception	President, Simone Healthcare development (since 2013); Private investor (since 2007).	14	Chairman Emeritus, White Plains Hospital Center (1988 to Present); Trustee of each of the Alpine Trusts (1996 to Present).**
Jeffrey E. Wacksman (1960)	Independent Trustee	Indefinite, since 2004	Partner, Loeb, Block & Partners LLP (law firm) (since 1994).	14	Director, International Succession Planning Association (2008 to present); Director, Bondi Icebergs Inc. (women’s sports-wear) (1994 to present); Director, MH Properties, Inc. (a real estate holding company) (since 1996); Trustee of each of the Alpine Trusts.**
Eleanor T.M. Hoagland (1951)	Independent Trustee	Indefinite, since October 2012	Principal, VCS Advisory, LLC (since 2011); Chief Compliance Officer and Senior Managing Director of Magni Asset Management LLC since 2011) and Park Fifth Capital Management LLC (2011-2013).	14	Trustee of each of the Alpine Trusts.**

Alpine Mutual Funds

Additional Information (Unaudited)—Continued

October 31, 2016

Interested Trustee & Officers

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex*	Other Directorships Held by Trustee
Samuel A. Lieber*** (1956)	Interested Trustee and President	Indefinite, since the Trust’s inception	Chief Executive Officer, Alpine Woods Capital Investors, LLC (since 1997); President of Alpine Trusts (since 1998).	14	Trustee of each of the Alpine Trusts.**
Stephen A. Lieber**** (1925)	Vice President	Indefinite, since the Trust’s inception	Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC (since 1999).	14	N/A
Kenneth Corrado (1964)	Chief Compliance Officer	Indefinite, since July 2013	Chief Compliance Officer, Alpine Woods Capital Investors, LLC (since July 2013); Independent Compliance Consultant (2012 to 2013); Vice President and Deputy Chief Compliance Officer, Artio Global Management, LLC (2007 to 2012).	14	N/A
Ronald G. Palmer, Jr. (1968)	Chief Financial Officer	Indefinite, since 2010	Chief Financial Officer, Alpine Woods Capital Investors, LLC (since January 2010).	14	N/A
Joe C. Caruso (1971)	Treasurer	Indefinite, since July 2013	Fund Accountant, Alpine Woods Capital Investors, LLC (since 2011); Independent Tax Consultant (2010 to 2011); Assistant Vice President Global Fund Services, Deutsche Bank AG (2009 to 2010)	14	N/A
Andrew Pappert (1980)	Secretary	Indefinite, since 2009	Director of Fund Operations, Alpine Woods Capital Investors, LLC (since September 2008).	14	N/A

*	The term “Fund Complex” refers to the Funds in the Alpine Equity Trust, Alpine Series Trust, Alpine Income Trust, Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund and Alpine Global Premier Properties Fund (the “Alpine Trusts”). As of October 31, 2016, Alpine Woods Capital Investors, LLC manages fourteen portfolios within the six investment companies that comprise the Alpine Trusts. The Alpine Equity Trust, Alpine Series Trust and Alpine Income Trust are each registered as an open-end management investment company. The Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund and Alpine Global Premier Properties Fund are each registered as a closed-end management investment company. As of October 31, 2016, the Trustees oversee fourteen portfolios within the six Alpine Trusts.

**	The Trustees are members of the Board of Trustees for each of the Alpine Equity Trust, Alpine Income Trust, Alpine Series Trust, Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund and Alpine Global Premier Properties Fund (the “Alpine Trusts”). Shareholders may contact the Trustee at c/o Alpine Woods Capital Investors, LLC, 2500 Westchester Ave., Suite 215, Purchase NY, 10577. Each Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available, without charge, by calling 1-888-785-5578.

***	Denotes Trustees who are “interested persons” of the Trust or Fund under the 1940 Act.

****	Stephen A. Lieber is the father of Samuel A. Lieber.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued

October 31, 2016

Tax Information

The Funds designated the following percentages of dividends declared from net investment income for the fiscal year ended October 31, 2016 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

Dynamic Dividend Fund	80%
Rising Dividend Fund	57%
Financial Services Fund	100%
Small Cap Fund	0%
Ultra Short Municipal Income Fund	0%
High Yield Managed Duration Municipal Fund	0%

The Funds designated the following percentages of dividends declared during the fiscal year ended October 31, 2016 as dividends qualifying for the dividends received deduction available to corporate shareholders.

Dynamic Dividend Fund	32%
Rising Dividend Fund	51%
Financial Services Fund	100%
Small Cap Fund	0%
Ultra Short Municipal Income Fund	0%
High Yield Managed Duration Municipal Fund	0%

The Funds designated the following percentages of taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C).

Dynamic Dividend Fund	0%
Rising Dividend Fund	0%
Financial Services Fund	0%
Small Cap Fund	0%
Ultra Short Municipal Income Fund	0%
High Yield Managed Duration Municipal Fund	0%

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended October 31, 2016.

Availability of Proxy Voting Information

The policies and procedures used in determining how to vote proxies relating to portfolio securities are available without a charge, upon request, by contacting the Funds at 1(800) 617.7616 and on the SEC’s web site at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by contacting the Fund at 1(800) 617.7616 and on the SEC’s web site at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

Beginning with each Fund’s fiscal quarter ended July 31, 2004, each Fund filed its complete schedule of portfolio holdings on Form N-Q with the SEC. Going forward, each Fund will file Form N-Q for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued

October 31, 2016

Privacy Policy

The Funds collect non-public information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with others or us.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as required by law or in response to inquiries from governmental authorities. The Funds restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. The Funds also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provided agreed services to you. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to a broker dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

TRUSTEES

Samuel A. Lieber

Eleanor T.M. Hoagland

H. Guy Leibler

Jeffrey E.Wacksman

CUSTODIAN &

ADMINISTRATOR

State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Ernst & Young

5 Times Square

New York, NY 10019

FUND COUNSEL

Willkie Farr & Gallagher LLP

787 7th Avenue

New York, NY 10019

DISTRIBUTOR

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee,WI 53202

INVESTMENT ADVISER

Alpine Woods Capital Investors, LLC

2500 Westchester Ave., Suite 215

Purchase, NY 10577

TRANSFER AGENT

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

SHAREHOLDER | INVESTOR INFORMATION

1(888)785.5578

www.alpinefunds.com

This material must be preceded or accompanied by a current prospectus.

Item 2.  Code of Ethics

(a)	The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

(b)	Not applicable.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics described in Item 2(b) of Form N-CSR.

(d)	The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions that relates to any element of the code of ethics described in Item 2(b) of Form N-CSR.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as EX-99.CODE ETH hereto.

Item 3.  Audit Committee Financial Expert

(a)(1)	The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	The Board of Trustees has determined that H. Guy Leibler is an audit committee financial expert. Mr. Leibler is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR. It has been determined that Mr. Leibler qualifies as an audit committee financial expert based on his substantial experience as a senior executive of an operating company actively supervising principal financial officers in the preparation of financial statements, other board service, as well as his educational background.

(a)(3)	Not applicable.

Item 4.  Principal Accountant Fees and Services

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements fiscal year 2015 was $123,770 and for fiscal year 2016 was $104,854.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item was $542 in fiscal year 2015 and $0 in fiscal year 2016. The fees in fiscal year 2015 were for professional services for auditor transition.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning was $29,043 in fiscal year 2015 and was $46,038 in fiscal year 2016. Services for which fees in the Tax Fees category are billed include the principle accountant’s review of the registrant’s U.S. federal income tax returns and the required state corporate income tax returns, as well as the principal accountant’s review of excise tax distribution calculations.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item was $0 in fiscal year 2015 and $0 in fiscal year 2016.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee, which may include the approval of certain services up to an amount determined by the audit committee. Any services that would exceed that amount would require additional approval of the audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant was $0 in fiscal year 2015 and $0 in fiscal year 2016.

(h)	Not applicable. There were no non-audit services rendered to the Registrant in the fiscal year 2016.

Item 5.  Audit Committee of Listed Registrants

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6.  Schedule of Investments

(a)	Schedule of Investments is included as part of Item 1 of the Form N-CSR.

(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment management companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment management companies.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment management companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a)(1)	The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit EX-99.CODE ETH.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3)	Not applicable.

(b)	The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Series Trust

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	December 30, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

By:	/s/ Ronald G. Palmer, Jr.
Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date:	December 30, 2016